UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

PINNACLE ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY – SUBJECT TO COMPLETION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2015

TO THE STOCKHOLDERS OF PINNACLE ENTERTAINMENT, INC.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, May 19, 2015, at 9:00 a.m., local time, at the Company’s offices, 3980 Howard Hughes Parkway, Las Vegas, Nevada 89169, and at any adjournments or postponements thereof (the “Annual Meeting”), for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect seven directors to serve on the Company’s Board of Directors for the coming year, each to hold office until the next annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2015 fiscal year;

4.	To approve the Company’s 2015 Equity and Performance Incentive Plan pursuant to which the Company may grant options, stock appreciation rights, restricted stock, performance awards, other stock unit awards and dividend equivalents with respect to a maximum of 500,000 shares of the Company’s Common Stock, plus certain shares subject to awards granted under a specified plan and arrangements, and pursuant to which the Company may settle or pay certain awards in cash or equity;

5.	To approve and adopt an amendment to the Company’s Restated Certificate of Incorporation that increases the total authorized number of shares of Common Stock of the Company from 100,000,000 to 150,000,000;

6.	To ratify the adoption of the Company’s amended and restated shareholder rights plan implemented to help the Company maintain the ability to complete a real estate investment trust (“REIT”) separation transaction (the “REIT Protection Rights Plan”);

7.	To act on seven stockholder proposals from a single stockholder, UNITE HERE, as described in the accompanying Proxy Statement, if properly presented at the Annual Meeting; and

8.	To act upon such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof by or at the direction of the Board of Directors.

Your Board of Directors believes that Items 1 through 6 of the agenda are in the best interests of the Company and its stockholders. Therefore, the Board of Directors endorses those proposals and recommends you vote “FOR” the proposals contained in Items 1 through 6 on the WHITE proxy card. You can vote for the proposals by marking the “FOR” box for each proposal (Items 1 through 6 on the WHITE proxy card).

You should know that UNITE HERE has stated that it intends to solicit proxies in support of seven stockholder proposals that it intends to present at the Annual Meeting.

Your Board of Directors believes that the stockholder proposals included in Item 7 of the agenda are not in the best interests of the Company and its stockholders. Therefore, the Board of Directors does not endorse the seven stockholder proposals and strongly urges you to vote “AGAINST” each of them. You can vote against the stockholder proposals by marking the “AGAINST” box for each stockholder proposal (Items 7 through 13 on the WHITE proxy card).

You may receive solicitation materials from UNITE HERE, including a proxy statement and a blue proxy card. Your Board of Directors recommends that you do NOT vote the blue proxy card, even as a show of protest. We believe that the UNITE HERE proposals are self-serving and NOT in the best interests of all stockholders. UNITE HERE is currently engaged in a contract dispute at Ameristar East Chicago, a property owned and operated by a subsidiary of Pinnacle Entertainment, Inc.

Stockholders of record as of March 23, 2015 can vote at the Annual Meeting. On or about April     , 2015, we will mail this proxy statement, the accompanying proxy card and annual report. Please vote before the Annual Meeting in one of the following ways:

1.	By Internet—You can vote over the Internet at www.proxyvote.com by entering the control number found on your WHITE proxy card;

2.	By Telephone—You can vote by telephone by calling 1-800-690-6903 and entering the control number found on your WHITE proxy card; or

3.	By Mail—You can vote by signing, dating and mailing the WHITE proxy card in the pre-paid enclosed envelope.

If you wish to attend the meeting in person, you will need to obtain an admission ticket in advance. You can obtain a ticket by following the instructions on page 80 of the accompanying proxy statement.

Your vote is very important. Please vote before the Annual Meeting using one of the methods above to ensure that your vote will be counted. Your proxy may be revoked at any time before the vote at the Annual Meeting by following the procedures outlined in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

John A. Godfrey
Secretary

Las Vegas, Nevada

April     , 2015

PINNACLE ENTERTAINMENT, INC.

3980 HOWARD HUGHES PARKWAY

LAS VEGAS, NEVADA 89169

PROXY STATEMENT RELATING TO

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2015

This Proxy Statement is being furnished to the stockholders of Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle” or the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of the Company’s stockholders to be held on Tuesday, May 19, 2015, at 9:00 a.m., local time, at the Company’s offices located at 3980 Howard Hughes Parkway, Las Vegas, Nevada 89169, and at any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, holders of the Company’s Common Stock, $0.10 par value per share (“Pinnacle Common Stock”), will be asked to vote upon:

(i)	the election of seven directors to serve on the Company’s Board of Directors for the coming year, each to hold office until the next annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

(ii)	the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

(iii)	the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2015 fiscal year;

(iv)	the approval of the Company’s 2015 Equity and Performance Incentive Plan (the “2015 Plan”) pursuant to which the Company may grant options, stock appreciation rights, restricted stock, performance awards, other stock unit awards and dividend equivalents with respect to a maximum of 500,000 shares of the Company’s Common Stock, plus certain shares subject to awards granted under a specified plan and arrangements, and pursuant to which the Company may settle or pay certain awards in cash or equity;

(v)	the approval and adoption of an amendment to the Company’s Restated Certificate of Incorporation that increases the total authorized number of shares of Common Stock of the Company from 100,000,000 to 150,000,000 shares (the “Charter Amendment”);

(vi)	To ratify the adoption of the Company’s amended and restated shareholder rights plan implemented to help the Company maintain the ability to complete a real estate investment trust (“REIT”) separation transaction (the “REIT Protection Rights Plan”);

(vii)	seven stockholder proposals from a single stockholder, UNITE HERE, as described in the accompanying Proxy Statement, if properly presented at the Annual Meeting; and

(viii)	any other business that properly comes before the Annual Meeting.

This Proxy Statement, the accompanying WHITE Proxy Card, and the Annual Report to Stockholders (the “Annual Report”) are first being mailed to the Company’s stockholders on or about April     , 2015. The address of the principal executive offices of the Company is 3980 Howard Hughes Parkway, Las Vegas, Nevada 89169.

Your Board of Directors believes that Items 1 through 6 of the agenda are in the best interests of the Company and its stockholders. Therefore, the Board of Directors endorses those proposals and recommends you vote “FOR” the proposals contained in Items 1 through 6 on the WHITE proxy card. You can vote for the proposals by marking the “FOR” box for each proposal (Items 1 through 6 on the WHITE proxy card).

You should know that UNITE HERE has stated that it intends to solicit proxies in support of seven stockholder proposals that it intends to present at the Annual Meeting.

Your Board of Directors believes that the stockholder proposals included in Item 7 of the agenda are not in the best interests of the Company and its stockholders. Therefore, the Board of Directors does not endorse the seven stockholder proposals and strongly urges you to vote “AGAINST” each of them. You can vote against the stockholder proposals by marking the “AGAINST” box for each stockholder proposal (Items 7 through 13 on the WHITE proxy card).

You may receive solicitation materials from UNITE HERE, including a proxy statement and a blue proxy card. Your Board of Directors recommends that you do NOT vote the blue proxy card, even as a show of protest. We believe that the UNITE HERE proposals are self-serving and NOT in the best interests of all stockholders. UNITE HERE is currently engaged in a contract dispute at Ameristar East Chicago, a property owned and operated by a subsidiary of Pinnacle Entertainment, Inc.

If you have questions about this document, would like additional copies of this document or need to obtain proxy cards or other information related to the proxy solicitation, you may contact D.F. King & Co., Inc., the Company’s proxy solicitor, at the address and telephone number listed below. You will not be charged for any of the documents that you request.

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor, New York, New York 10005

1-800-697-6975 (toll free) or 1-212-269-5550 (call collect)

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

2015 ANNUAL MEETING OF STOCKHOLDERS INFORMATION

Date and Time:	Tuesday, May 19, 2015 at 9:00 a.m. Pacific Time
Place:	Pinnacle Entertainment, Inc.’s offices located at 3980 Howard Hughes Parkway, Las Vegas, Nevada 89169
Record Date:	March 23, 2015

VOTING MATTERS

Proposals	Board Recommendation	Page Number for Additional Information
1. Election of Directors	FOR	9
2. Advisory Vote to Approve Executive Compensation	FOR	52
3. Ratification of Independent Registered Public Accounting Firm	FOR	53
4. Approval of 2015 Equity and Performance Incentive Plan	FOR	56
5. Approval of Charter Amendment	FOR	68
6. Ratification of REIT Protection Rights Plan	FOR	71
7. Act Upon Seven Stockholder Proposals	AGAINST	75

OUR DIRECTOR NOMINEES

					Committee Memberships
Name	Age	Directors Since	Principal Occupation & Employer	Independent	AC	CC	NGC	CPC	Other Current Public Boards
Charles L. Atwood	66	2015	Corporate Director, Advisor and Lead Trustee, Equity Residential	Yes					1
Stephen C. Comer	65	2007	Retired Accounting Firm Managing Partner	Yes					1
Bruce A. Leslie	64	2002	Attorney, Bruce A. Leslie, Chtd.	Yes					—
James L. Martineau	74	1999	Chairman of the Board, Business Advisor and Private Investor	Yes					—
Desirée Rogers	55	2012	Chief Executive Officer of Johnson Publishing Company, LLC	Yes					—
Anthony M. Sanfilippo	57	2010	Chief Executive Officer of Pinnacle Entertainment, Inc.	No					—
Jaynie Miller Studenmund	60	2012	Corporate Director and Advisor	Yes					1

AC = Audit Committee        CC = Compensation Committee        NGC = Nominating & Governance Committee

CPC = Compliance Committee

 = Member          = Chair

Size of Board Following Annual Meeting	7
Number of Independent Directors Following Annual Meeting	6
Board Committees Consist Entirely of Independent Directors	Yes
All Directors Attended at least 75% of Meetings Held	Yes
Annual Election of All Directors	Yes
Majority Voting for Directors	Yes
Separate Chairman & Chief Executive Officer	Yes
Independent Directors Meet Regularly in Executive Session	Yes
Annual Board and Committee Self-Evaluations	Yes
Stockholder Ability to Call Special Meetings	Yes
Stockholder Ability to Act by Written Consent	Yes
Annual Advisory Approval of Executive Compensation	Yes
Stock Ownership Requirements for Directors and Executive Officers	Yes

OUR EXECUTIVE COMPENSATION PHILOSOPHY AND PRACTICES

We pay our named executive officers both a base salary and performance-based incentive awards that result in above target pay when performance is high, and below target pay when performance is poor, a compensation practice referred to as pay-for-performance. The overriding principle driving our executive compensation programs is our belief that it benefits all of our constituencies for management’s compensation to be tied to our current and long-term performance. In 2014, the following factors demonstrate our continued and heightened commitment to pay-for-performance and to corporate governance best practices:

•	A significant percentage (over 60%) of our executive officers’ compensation consists of long-term and short-term incentive awards.

•	We do not provide for gross-ups of excise tax values under Section 4999 of the Internal Revenue Code.

•

We have clawback provisions, providing for the return of any excess compensation received by an executive officer if our financial statements are the subject of a restatement and the executive officer has received an “excess bonus” for the relevant fiscal year.

•

Our executive officers and directors are prohibited from hedging their ownership of Pinnacle Common Stock, including transactions in puts, calls, or other derivative instruments related to Pinnacle Common Stock.

•	Our executive officers and directors are prohibited from placing shares of Pinnacle Common Stock in margin accounts and pledging shares of Pinnacle Common Stock.

•

While our cash incentive compensation is designed to reward outstanding performance of our executive officers, payouts under each plan are capped to discourage excessive or inappropriate risk taking by our executive officers.

•	Long-term incentive awards are denominated entirely in equity and contain multi-year vesting requirements.

•	Executive compensation programs are overseen by a Compensation Committee comprised entirely of independent directors.

COMPENSATION COMPONENTS:

Component	Key Characteristics
Base Salary	Based on positioning relative to market, individual role, performance and contribution levels.

Annual Incentive Plan	Our executive officers are eligible to receive performance-based compensation contingent upon (i) our achievement of non-GAAP Adjusted EBITDA; and (ii) our achievement of non-GAAP Pre-Tax Income.

Stock Option Awards	Stock options vest over four years with a seven year term.

Restricted Stock Units	Restricted stock units vest over four years.

Performance Share Awards	Performance share awards vest on December 31, 2016 based upon (i) our achievement of non-GAAP Adjusted EBITDA; (ii) revenues; and (iii) total shareholder return.

Equity Awards in connection with new employment agreements	In connection with new employment agreements, the Company made grants of certain equity awards to executive officers to ensure that they remain with the Company over the next several years. The restricted stock units vest in one installment on the third anniversary of the date of the employment agreement. The stock options for the Chief Executive Officer vest on fourth and fifth anniversaries of the date of the employment agreement.

ANNUAL MEETING

Record Date; Outstanding Shares; Quorum

Only holders of record of Pinnacle Common Stock at the close of business on March 23, 2015 (the “Record Date”) will be entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 1,938 shares of Pinnacle Common Stock outstanding and entitled to vote, held of record by 60,392,786 stockholders. A majority, or 30,196,394 of these shares, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each of the Company’s stockholders is entitled to one vote for each share of Pinnacle Common Stock held as of the Record Date.

Voting of Proxies; Votes Required

All properly executed, returned and unrevoked WHITE Proxy Cards will be voted in accordance with the instructions indicated thereon. Executed but unmarked WHITE Proxy Cards will be voted: (i) “FOR” the election of each director nominee listed on the WHITE Proxy Card; (ii) “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers; (iii) “FOR” the ratification of the appointment of independent auditors for the 2015 fiscal year; (iv) “FOR” the approval of the 2015 Plan; (v) “FOR” the Charter Amendment; (vi) “FOR” the ratification of the adoption of the REIT Protection Rights Plan; and (vii) “AGAINST” the seven stockholder proposals. The Company’s Board of Directors does not presently intend to bring any business before the Annual Meeting other than that referred to in this Proxy Statement and specified in the notice of the Annual Meeting. By signing the WHITE Proxy Cards, stockholders confer discretionary authority on the proxies (who are persons designated by the Board of Directors) to vote all shares covered by the WHITE Proxy Cards in their discretion on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof, including any motion made for adjournment of the Annual Meeting.

You may submit your proxy by mail, telephone or the internet. Proxies submitted by any of those methods will be treated in the same manner. If you are a stockholder of record, you may submit your proxy by signing and returning the enclosed WHITE Proxy Card by mail, telephone at 1-800-690-6903 or on the internet at http://www.proxyvote.com. If you hold your shares in street name, please follow the voting instructions forwarded to you by your bank, broker or other nominee.

Whether the proxy is submitted by mail, telephone or the internet, any stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering a written revocation to, or delivering a duly executed proxy bearing a later date to, the Secretary of the Company, at 3980 Howard Hughes Parkway, Las Vegas, Nevada 89169, or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). If you voted by telephone or the Internet and wish to change your vote, you may call the toll-free number or go to the Internet site, as may be applicable in the case of your earlier vote, and follow the directions for changing your vote. If you plan to attend the Annual Meeting, you must obtain an admission ticket in advance. Page 80 of this Proxy Statement provides instruction on how to obtain an admission ticket.

The Company has adopted a majority vote standard in uncontested director elections. To be elected, each director nominee must receive more “FOR” votes than “AGAINST” votes. Abstentions and “broker non-votes” (as defined below) will have no effect on the election of directors because only votes “FOR” or “AGAINST” a nominee will be counted.

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers requires approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” with respect to such proposal.

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2015 fiscal year requires approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” with respect to such proposal.

The proposal to approve the 2015 Plan requires approval by the affirmative vote of a majority of the votes cast “FOR,” or “AGAINST” or “ABSTAIN” with respect to that proposal in person or by proxy and entitled to vote at the Annual Meeting.

The proposal to approve the Charter Amendment requires approval by the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote.

The proposal to ratify the REIT Protection Plan requires the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” with respect to such proposal.

Five of the seven stockholder proposals (Items 7 – 11 of the WHITE proxy card) seek to amend the Company’s Bylaws, but note that if any law bars stockholders from making any such amendments, then the applicable proposal shall be deemed a recommendation to the Board. If these five stockholder proposals would amend the Company’s Bylaws if approved, then they would require the affirmative vote of the holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote thereon. In the event that these five stockholder proposals are not binding on the Company if approved, but are rather recommendations to the Board, these five stockholder proposals would require approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” the proposals. The last two of the seven stockholder proposals (Items 12 and 13 of the WHITE proxy card) recommend that the Board make changes to our Charter and Bylaws. These two stockholder proposals therefore require approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” the proposals.

Abstentions and Broker Non-Votes

A stockholder may “ABSTAIN” on any proposal that may properly come before the Annual Meeting. If a stockholder chooses to “ABSTAIN,” such stockholder’s shares will be considered present at the Annual Meeting for purposes of determining a quorum on all matters and will be considered entitled to vote. An abstention will have the same effect as a vote “AGAINST” for Proposals 4 and 5. Additionally, if the first five of the seven stockholder proposals (Items 7 – 11 of the WHITE proxy card) that seek to amend the Company’s Bylaws are binding on the Company if approved, an abstention will have the same effect as a vote “AGAINST” such stockholder proposals. In the event that these five stockholder proposals are not binding on the Company if approved, but are rather recommendations to the Board, an abstention will have no effect on the outcome of these five stockholder proposals. An abstention will have no effect on the outcome of Proposal Nos. 1, 2, 3 and 6 or Items 12 and 13 of the WHITE proxy card.

Under the rules of the NYSE, if a broker or other financial institution holds a client’s shares in its name and the client does not provide voting instructions to them, that firm has discretion to vote such shares for certain routine matters. Proposal No. 3, the ratification of the appointment of our independent auditor, is a routine matter. On the other hand, the broker or other financial institution that holds a client’s shares in its name does not have discretion to vote such shares for non-routine matters. Proposals Nos. 1, 2, 4, 5, 6 and 7 are non-routine matters, and the firm that holds shares in its name may not vote on those items, absent instruction from the client. When a firm votes a client’s shares on some, but not all, of the proposals at the Annual Meeting, the missing votes are referred to as “broker non-votes.” Those shares will be included in determining the presence of a quorum at the Annual Meeting. Broker non-votes will have no effect on Proposal Nos. 1, 2, 3, 4 and 6. Broker non-votes will have the same effect as a vote “AGAINST” for Proposal 5. If the first five of the seven stockholder proposals (Items 7 – 11 of the WHITE proxy card) that seek to amend the Company’s Bylaws are binding on the Company if approved, a broker non-vote will have the same effect as a vote “AGAINST” such stockholder proposals. In the event that these five stockholder proposals are not binding on the Company if approved, but are rather recommendations to the Board, broker non-votes will have no effect on the outcome of the five stockholder proposals. Broker non-votes will have no effect on the outcome of the last two of the seven stockholder proposals (Items 12 and 13 of the WHITE proxy card).

Delivery of One Annual Report and Proxy Statement to a Single Household to Reduce Duplicate Mailings

In connection with the Annual Meeting, the Company is required to send to each stockholder of record the Annual Report and Proxy Statement, and to arrange for an Annual Report and Proxy Statement to be sent to each beneficial stockholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because many stockholders hold shares of Pinnacle Common Stock in multiple accounts, this process would result in duplicate mailings of the Annual Report and Proxy Statement to stockholders who share the same address. To avoid this duplication, unless the Company receives instructions to the contrary from one or more of the stockholders sharing a mailing address, only one Annual Report and Proxy Statement will be sent to each address. Stockholders may, on their own initiative, avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

Stockholders of Record. If your shares are registered in your own name and you are interested in consenting to the delivery of a single Annual Report and Proxy Statement, to enroll in the electronic delivery service go directly to our transfer agent’s website at www.amstock.com anytime and follow the instructions.

Beneficial Stockholders. If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single Annual Report and Proxy Statement if there are other Pinnacle Entertainment, Inc. stockholders who share an address with you. If you currently receive more than one Annual Report and Proxy Statement at your household, and would like to receive only one copy of each in the future, you should contact your nominee.

Right to Request Separate Copies. If you consent to the delivery of a single Annual Report and Proxy Statement but later decide that you would prefer to receive a separate copy of the Annual Report and Proxy Statement for each stockholder sharing your address, then please notify us or your nominee, as applicable, and we or they will promptly deliver such additional Annual Reports and Proxy Statements. If you wish to receive a separate copy of the Annual Report and Proxy Statement for each stockholder sharing your address in the future, you may contact our transfer agent, American Stock Transfer & Trust Company, LLC, directly by telephone at 1-800-937-5449, by mail at 6201 15th Avenue, Brooklyn, NY 11219 or by visiting its website at www.amstock.com and following the instructions.

Appraisal and Dissenters’ Rights

Under Delaware law, stockholders are not entitled to appraisal or dissenters’ rights with respect to the Proposals presented in this Proxy Statement.

Solicitation of Proxies and Expenses

Proxies are being solicited by the Company. The Company will bear the cost of the solicitation of proxies from its stockholders, although stockholders who vote by telephone or the internet may incur telephone or internet access charges. The directors, executive officers and employees of the Company may solicit proxies by mail, telephone, telegram, letter, facsimile, e-mail or in person. Such directors, executive officers and employees will not be specifically compensated for such services. The Company has retained D.F. King & Co., Inc. to assist with solicitation of proxies for a fee of approximately $50,000 plus reimbursement for out-of pocket expenses. Arrangements may also be made with brokers, custodians, nominees, and other record holders to forward proxy solicitation materials to the beneficial owners of shares of Pinnacle Common Stock held of record by such brokers, custodians, nominees and other record holders, and the Company may reimburse them for their reasonable out-of-pocket expenses incurred in connection therewith.

PROPOSAL 1

ELECTION OF DIRECTORS

(Item No. 1 on WHITE Proxy Card)

At the Annual Meeting, holders of Pinnacle Common Stock will be asked to vote on the election of seven directors who will constitute the full Board of Directors of the Company. The Board of Directors has adopted a majority vote standard in uncontested director elections. Because we did not receive advance notice under our Bylaws of any stockholder nominees for director, the 2015 election of directors is an uncontested election. To be elected in an uncontested election, a director nominee must receive more “FOR” votes than “AGAINST” votes. Abstentions and “broker non-votes” will have no effect on the election of directors because only votes “FOR” or “AGAINST” a nominee will be counted. Your brokerage firm or other nominee may not vote your shares with respect to the election of directors without specific instructions from you as to how to vote with respect to the election of each of the seven nominees for director, because the election of directors is not considered a “routine” matter under the NYSE rules.

Each director elected will hold office until the next annual meeting of stockholders (and until his or her successor shall have been duly elected and qualified). The Company is a Delaware corporation and, under Delaware law, if an incumbent director is not elected, that director remains in office until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal. To address this potential outcome, the Board has adopted a director resignation and recusal policy in our Corporate Governance Guidelines. Under this policy, the Board of Directors will nominate for re-election only those incumbent candidates who tender irrevocable resignations. The Board of Directors has obtained such resignations from each director nominee for election at the Annual Meeting. The irrevocable resignations will be effective upon (1) the failure to receive the required vote at any annual meeting at which directors are nominated for re-election and (2) Board acceptance of the resignations. In the event that a director nominee does not receive the required vote at the Annual Meeting, the Corporate Governance and Nominating Committee will recommend to the Board of Directors whether to accept or reject a tendered resignation. The Board of Directors will publicly disclose its decision within 90 days following certification of the stockholder vote. In addition, the Board of Directors expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. If the Board of Directors does not accept the resignation, the director will continue to serve until the next annual meeting and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal. If the Board of Directors accepts the resignation, then the Board of Directors, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board of Directors.

After the Annual Meeting, the Board of Directors may increase the size of the Board and fill any resulting vacancy or vacancies, but the Board of Directors has no present intention to do so. If the Board of Directors increases the size of the Board and elects a new director to fill the resulting vacancy or vacancies, the new director or directors must stand for election at the next year’s annual meeting of stockholders. All of the nominees listed below currently serve on the Board of Directors of the Company.

General

Each proxy received will be voted for the election of the persons named below, unless the stockholder signing such proxy abstains with respect to one or more of these nominees in the manner described in the proxy. Although it is not contemplated that any nominee named below will decline or be unable to serve as a director, in the event any nominee declines or is unable to serve as a director, the proxies will be voted by the proxy holders for a substitute nominee as directed by the Board of Directors.

There are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. There are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he has been or will be selected as a director, nominee and/or executive officer of the Company other than arrangements or understandings with any such director, nominee and/or executive officer acting in his or her capacity as such. See “—Information Regarding the Director Nominees.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF ALL OF THE NOMINEES LISTED BELOW.

Selection of Nominees for Director

It is the policy of the Board, as set forth in the Company’s Corporate Governance Guidelines, to select director nominees who have achieved success in their personal fields and who demonstrate integrity and high personal and professional ethics, sound business judgment, and willingness to devote the requisite time to their duties as director, and who will contribute to the Company’s overall corporate goals. Board members are evaluated and selected based on their individual merit, as well as in the context of the needs of the Board as a whole.

The Corporate Governance and Nominating Committee is responsible for identifying, recruiting, reviewing, and recommending to the Board qualified individuals to be nominated for election or reelection as directors, consistent with the criteria set forth in the Company’s Corporate Governance Guidelines. Depending on the circumstances, the Corporate Governance and Nominating Committee considers candidates recommended by Board members, third parties and, to the extent deemed appropriate, director search firms.

Before recommending to the Board a new or incumbent director for election or reelection, the Corporate Governance and Nominating Committee reviews his or her qualifications, including capability, availability to serve, conflicts of interest, understanding of the gaming industry, finance and other elements relevant to the Company’s business, educational, business and professional background, age and past performance as a Board member (including past attendance at, and participation in, meetings of the Board and its committees and contributions to their activities). The Corporate Governance and Nominating Committee, in conducting such evaluation, may also take into account such other factors as it deems relevant. The Corporate Governance and Nominating Committee also receives disclosures relating to a director’s independence and assists the Board in making determinations as to the independence of the directors. The Corporate Governance and Nominating Committee also conducts an annual review of the composition of the Board as a whole, including whether the Board reflects the appropriate degree of independence, balance of sound judgment, business specialization, technical skills, diversity and other desired qualities, and satisfies the other requirements set forth in the Company’s Corporate Governance Guidelines.

In particular, the Corporate Governance and Nominating Committee seeks directors with established strong professional reputations and expertise in areas relevant to the strategy and operations of the Company’s business. While the Company’s Corporate Governance Guidelines do not prescribe diversity standards, as a matter of practice, the Corporate Governance and Nominating Committee considers diversity in the context of the Board as a whole and takes into account the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of current and prospective directors to facilitate Board deliberations that reflect a broad range of perspectives. The Corporate Governance and Nominating Committee considers the effectiveness of those efforts as part of its annual self-evaluation process.

The Corporate Governance and Nominating Committee will consider Board nominee recommendations by stockholders who have beneficially owned more than five percent of the Company’s then-outstanding shares of Pinnacle Common Stock for at least two consecutive years as of the date of making the proposal and who submit in writing the names and supporting information to the Chair of the Corporate Governance and Nominating Committee at the address of the Company’s principal executive offices. A stockholder recommendation must contain: (a) the name and address of the stockholder making the recommendation, the class and number of shares of the Company’s capital stock owned beneficially by such stockholder, and documentary support that such stockholder satisfies the requisite stock ownership threshold and holding period; and (b) as to the proposed nominee, the name, age, business and residence addresses, principal occupation or employment, number of shares of Pinnacle Common Stock held by the nominee, a résumé of his or her business and educational background, information that would be required in a proxy statement soliciting proxies for the election of such nominee, and a signed consent of the nominee to serve as a director, if nominated and elected. In order to be considered, a stockholder recommendation for nomination with respect to an upcoming annual meeting of stockholders must be received by the Chair of the Corporate Governance and Nominating Committee no later than the 120th calendar day before the first anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, with certain exceptions that are set forth in the Company’s Corporate Governance Guidelines.

The Company’s policies and procedures regarding the selection of director nominees are described in greater detail in the Company’s Corporate Governance Guidelines and the Charter of the Corporate Governance and Nominating Committee, which are available on the Company’s website at www.pnkinc.com. In addition, printed copies of such Corporate Governance Guidelines and the Charter of the Corporate Governance and Nominating Committee are available upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3980 Howard Hughes Parkway, Las Vegas, Nevada 89169.

As contrasted to a stockholder recommendation of a nominee for consideration by the Company’s Corporate Governance and Nominating Committee, stockholders who wish to nominate directors at future annual meetings must comply with the applicable provisions of the Company’s Bylaws, as described in this Proxy Statement under the caption “Stockholder Proposals for the Next Annual Meeting.”

Information Regarding the Director Nominees

Set forth below is information with respect to the nominees, including their recent employment or principal occupation, a summary of their specific experience, qualifications, attributes or skills that led to the conclusion that they are qualified to serve as a director, the names of other public companies for which they currently serve as a director or have served as a director within the past five years, their period of service as a Pinnacle’s director and their age. All of the nominees have consented to being named in this Proxy Statement and have agreed to serve on the Board of Directors, if elected.

Name	Age	Position with the Company
Charles L. Atwood	66	Director
Stephen C. Comer (a)(b)	65	Director
Bruce A. Leslie (a)(c)(d)	64	Director
James L. Martineau (d)	74	Chairman of the Board and Director
Desirée Rogers (a)(c)(d)	55	Director
Anthony M. Sanfilippo	57	Chief Executive Officer and Director
Jaynie M. Studenmund (a)(b)(c)	60	Director

(a)	Member of the Audit Committee
(b)	Member of the Compensation Committee
(c)	Member of the Compliance Committee
(d)	Member of the Corporate Governance and Nominating Committee

Mr. Atwood was elected as a director on March 12, 2015. Since March 2009, he has served as lead trustee of Equity Residential, a public real estate investment trust. He also served as Vice Chairman of the Board of Directors of Harrah’s Entertainment, Inc. (now known as Caesars Entertainment Corporation), a private gaming and hospitality company, until retiring from Harrah’s in December 2008. Mr. Atwood had been Vice Chairman of Harrah’s public predecessor company until its sale in January 2008, a member of its Board since 2005, its Chief Financial Officer from 2001 to 2006, and had been with Harrah’s and its predecessors since 1979. During his tenure at Harrah’s, Mr. Atwood led that company’s merger, acquisition and divestiture activities, new development, and design and construction projects, representing tens of billions of dollars of transactions. Mr. Atwood serves as a director of Gala Coral, a private United Kingdom gaming industry company and ALST Casino Holdco, LLC, a private company in the casino and hospitality industry. Mr. Atwood extensive career, including as a Chief Financial Officer and director for a large international gaming company and as lead trustee of a real estate investment trust (“REIT”), brings to our Board expertise in operations, accounting, real estate investment trusts, corporate finance, corporate governance, regulatory and risk assessment issues. Mr. Atwood’s experience as lead trustee of a public REIT enhances the Board’s REIT experience.

Mr. Comer has been one of the Company’s directors since July 2007. He is a retired accounting firm managing partner. He brings substantial accounting expertise to the Company. He serves as a director of Southwest Gas Corporation, a public company and provider of natural gas service, has served in that role since January 2007. He began his career with Arthur Andersen LLP (accounting firm) in Los Angeles and established Arthur Andersen’s Las Vegas office, as its managing partner, in 1985. Leaving Arthur Andersen in 2002, Mr. Comer took a position as partner with Deloitte & Touche LLP (accounting firm) and was promoted to managing partner of its Nevada practice in 2004 and retired in 2006. He is a member of the American Institute of Certified Public Accountants and the Nevada Society of Certified Public Accountants and holds professional CPA license in Nevada. He is also active in numerous civic, educational, and charitable organizations. Mr. Comer’s over 35 years of accounting experience and expertise and his integral involvement in other public gaming companies’ auditing practices provide our Board with invaluable expertise in these areas, including in his role as Chair of our Audit Committee.

Mr. Leslie has been one of the Company’s directors since October 2002. Since January 2014, he has been practicing as an attorney with his own law firm, Bruce A. Leslie, Chtd. From January 2008 to December 2013, Mr. Leslie was a Partner of Armstrong Teasdale LLP (law firm). Prior to January 2008, he practiced with a number of law firms in Nevada, including Beckley, Singleton; Leslie & Campbell; and Bernhard & Leslie. He is a member in SunRay Gaming of New Mexico, LLC, which operates the SunRay Park and Casino, and is an honorary citizen of the City of New Orleans. Mr. Leslie’s extensive legal career, including his representation of a broad base of clients on gaming, hospitality and entertainment industry issues, gives him the leadership and consensus building skills to guide our Board on a variety of matters, including governance, audit, compliance, risk management and legal oversight, and provides our Board with invaluable expertise in these areas, including in his role as Chair of our Corporate Governance and Nominating Committee.

Mr. Martineau has been one of the Company’s directors since 1999 and has served as Chairman of the Board since May 2014. From May 2012 to May 2014, he served as the Company’s Vice Chairman of the Board. He is also a business advisor and private investor. In addition, he was Chairman, Genesis Portfolio Partners, LLC (start-up company development) from 1998 to 2009; Director, Apogee Enterprises, Inc. from 1973 to June 2010; Director, Borgen Systems from 1994 to 2005; Director, Northstar Photonics (telecommunications business) from 1998 to 2002; Executive Vice President, Apogee Enterprises, Inc. (a glass design and development corporation that acquired Viracon, Inc. in 1973) from 1996 to 1998; President and Founder, Viracon, Inc. (flat glass fabricator) from 1970 to 1996; and Trustee, Owatonna Foundation since 1973. Mr. Martineau’s background as an entrepreneur and as a businessman has been very valuable to the Board both in an operational context and in terms of evaluating its various development projects. Mr. Martineau’s service on several other boards of directors provides him with insights that are valuable to the Board in the areas of compensation, corporate governance and other Board functions, including in his role as Chairman of the Board.

Ms. Rogers has been one of the Company’s directors since March 2012. She brings over 25 years of experience to our Board of Directors from working in both the public and private sectors. She is currently the Chief Executive Officer of Johnson Publishing Company, LLC, a lifestyle company inspired by the African American experience, and has served in this role since August 2010. Johnson Publishing Company publishes Ebony, the largest African American print publication in the world and also owns Fashion Fair Cosmetics, a prestige makeup line geared to women of color. In May 2013, Ms. Rogers accepted the role as Chairman of the Chicago tourism bureau, ChooseChicago. Prior to this position, she served as the White House Social Secretary for President Obama from January 2009 to April 2010; President of Social Networking for Allstate Financial, a

business unit of The Allstate Corporation, an insurance provider, from July 2008 to December 2008; President of Peoples Gas and North Shore Gas, two utility companies of Peoples Energy Corporation (a public company acquired by Integrys Energy Group), from 2004 to July 2008; Senior Vice President and Chief Marketing Officer and Vice President of Peoples Energy Corporation from 1997 to 2004; and Director, Illinois Lottery from 1991 to 1997. In addition, Ms. Rogers served on the Board of Trustees of Equity Residential, a public real estate investment trust, from October 2003 to January 2009. She has also served on several corporate and not-for-profit boards, including Blue Cross Blue Shield, and as the Vice Chairman of the Lincoln Park Zoo and the Museum of Science and Industry. She also currently serves on the boards of DonorsChoose, Northwestern Memorial Foundation, The Economic Club and World Business Chicago. Ms. Rogers’ extensive experience as a senior executive in the public and private sectors provide significant insight and expertise to our Board related to operations, marketing, real estate investment trusts, development and financings activities.

Mr. Sanfilippo has been the Company’s Chief Executive Officer and one of the Company’s directors since March 2010. He was also the Company’s President from March 2010 to May 2013. Prior to joining the Company, Mr. Sanfilippo was the President, Chief Executive Officer and director of Multimedia Games, Inc., a slot machine manufacturer (which was subsequently purchased by Global Cash Access Holdings, Inc.) from June 2008 until March 2010. Before joining Multimedia Games, he was employed with Harrah’s Entertainment, Inc. (now known as Caesars Entertainment Corporation), the world’s largest casino company and a provider of branded casino entertainment. While at Harrah’s, Mr. Sanfilippo served as President of both the Western Division (2003 – 2004) and the Central Division (1997 – 2002 and 2004 – 2007), overseeing the operations of more than two dozen casino and casino-hotel destinations. He was also part of the senior management team that led the successful integration of numerous gaming companies acquired by Harrah’s, including Jack Binion’s Horseshoe Casinos, the Grand Casino & Hotel brand, Players International, and Louisiana Downs Racetrack. In addition to his duties as divisional President, Mr. Sanfilippo was also President and Chief Operating Officer for Harrah’s New Orleans and a member of the Board of Directors of Jazz Casino Corporation prior to its acquisition by Harrah’s. He has directed tribal gaming operations in Arizona, California and Kansas, and has held gaming licenses in most states that offer legalized gambling. Mr. Sanfilippo brings to the Company and our Board more than 30 years of industry experience, including managing and developing gaming operations in diverse jurisdictions, including Colorado, Indiana, Iowa, Louisiana, Mississippi, Missouri, and Nevada. Mr. Sanfilippo’s extensive experience as a senior executive in the gaming industry and gaming manufacturing industry provide our Board with invaluable expertise in these areas.

Ms. Studenmund has been one of the Company’s directors since March 2012. She is a corporate director and advisor. In addition, she serves as a director for CoreLogic, Inc., a business analytics company, and has served in that role since July 2012. She was a director of Orbitz Worldwide, Inc., an online travel company, from July 2007 to February 2014. She also has serves as a director for several public funds as well as other funds for Western Asset, a major fixed income fund, since 2004; and as a director of several private companies, including Forest Lawn Memorial Parks, an industry-leading memorial parks provider, since 2002. She is also a director of Huntington Memorial Hospital, a regional teaching hospital in Pasadena, California. From January 2001 to January 2004, Ms. Studenmund was Chief Operating Officer of Overture Services, Inc., the creator of paid search, acquired by Yahoo! Inc. in 2004. From February 2000 to January 2001, she was President and Chief Operating Officer of PayMyBills.com, the leading online bill management company. Before becoming an executive in the internet business, she was an executive in the financial services industry, primarily at First Interstate Bank, now known as Wells Fargo. Ms. Studenmund has over 30 years of comprehensive executive management and operating experience across a diverse set of businesses, including start-ups, rapid growth, turnarounds and mergers and acquisitions in the internet and financial services industries. Within these environments, she has served as a successful President, Chief Operating Officer and director of both public and private companies. Ms. Studenmund’s extensive experience as a senior executive and as a director provide our Board with broad operational expertise and insights that are valuable to the Board in the areas of compensation, corporate governance and other Board functions, including in her role as Chair of our Compensation Committee.

Director Independence

The Board of Directors has determined that each of the following directors is an independent director as defined by the Corporate Governance Standards of the NYSE and the categorical independence standards adopted by the Board of Directors: Charles L. Atwood, Stephen C. Comer, Richard J. Goeglein, Bruce A. Leslie, James L. Martineau, Desirée Rogers, and Jaynie Miller Studenmund. The Board of Directors determined that Anthony M. Sanfilippo, who is the Chief Executive Officer of the Company, is not an independent director. The Board of Directors considered all relationships between the independent directors and the Company and determined that each such director had no relationship with the Company (except as director, stockholder and bondholder). The categorical independence standards are available on the Company’s website at www.pnkinc.com. The Board of Directors has also determined that all members of the Audit, Corporate Governance and Nominating, and Compensation Committees are independent directors, as defined by the Corporate Governance Standards of the NYSE and the categorical independence standards adopted by the Board of Directors. The directors nominated by the Board of Directors for election at the Annual Meeting were recommended by the Corporate Governance and Nominating Committee.

Communications with Directors

Stockholders and interested parties wishing to communicate directly with the Board of Directors, the Chairman of the Board, the Chair of any committee, or the non-management directors as a group or any of the individual directors about matters of general interest to stockholders are welcome to do so by writing the Company’s Secretary at 3980 Howard Hughes Parkway, Las Vegas, Nevada 89169. The Secretary will forward these communications as directed by the stockholders and interested parties.

Executive Sessions of the Board and Leadership Structure

The Company’s non-management directors meet periodically in executive session, as required by the Company’s Corporate Governance Guidelines. James Martineau, the Company’s Chairman of the Board, presides at these executive sessions. If the non-management directors were to include directors who are not independent pursuant to the NYSE rules, then the independent directors will meet in executive session at least once a year. Any non-management director may request that an executive session of the non-management members of the Board be scheduled.

The Company’s Bylaws mandate that the Chairman of the Board be a director who is not the current Chief Executive Officer or current employee of the Company. The Company believes that this separation of roles promotes more effective communication channels for the Board to express its views on management. The Company’s Chief Executive Officer, Anthony M. Sanfilippo, has over 30 years’ experience in the gaming industry and is responsible for the strategic direction, day-to-day leadership and performance of the Company. The Company’s Chairman of the Board, James L. Martineau, who has extensive experience as a senior executive and director and as a member of the Company’s Board, presides over meetings and executive sessions of the Board of Directors and serves as the primary liaison between the Chief Executive Officer and the other directors. Given the size of the Board, we believe that this separation of roles and allocation of distinct responsibilities to each role facilitates communication between senior management and the full Board of Directors about issues such as corporate governance, management development, executive compensation and company performance.

Pursuant to the Company’s Bylaws, the Chairman of the Board may call special meetings of stockholders and the Board of Directors act as Chairman of the meeting of stockholders and preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and shall have, and may exercise, such powers as may, from time to time, be assigned to him or her by the Board of Directors, the Company’s Bylaws or as may be provided by law.

Code of Ethical Business Conduct

The Company has adopted a Code of Ethical Business Conduct, a code of ethics that applies to all of the Company’s directors, officers and employees. Any substantive amendments to the provisions of the Code of Ethical Business Conduct that apply to the Chief Executive Officer or the Chief Financial Officer and any waiver from a provision of the Code of Ethical Business Conduct to the Chief Executive Officer or the Chief Financial Officer will be disclosed on the Company’s website or in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”). The Code of Ethical Business Conduct is publicly available on the Company’s website at www.pnkinc.com and in print upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3980 Howard Hughes Parkway, Las Vegas, Nevada 89169.

Board Meetings and Board Committees

The full Board of Directors of the Company had 14 meetings in 2014. During 2014, each incumbent director of the Company during his or her term attended at least 75% of the meetings of the Board of Directors and meetings of the committees of the Board on which he or she served.

Although the Company has no formal policy with regard to Board members’ attendance at its annual meetings of stockholders, all of the Company’s directors then serving attended the Company’s 2014 Annual Meeting of Stockholders.

The Company has a separately-designated standing Audit Committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s Audit Committee is currently chaired by Mr. Comer and consists of Messrs. Comer and Leslie and Mses. Studenmund and Rogers. Among its functions, the Committee is:

•

to be directly responsible for the appointment, compensation, retention and oversight of the work of any independent public accounting firm engaged to audit the Company’s financial statements or to perform other audit, review or attest services for the Company;

•

to discuss policies with respect to risk assessment and risk management, including discussing the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures and to discuss the guidelines and policies to govern the process by which risk assessment and management is undertaken;

•	to discuss with the independent auditors their independence;

•	to review and discuss with the Company’s independent auditors and management the Company’s audited financial statements; and

•

to recommend to the Company’s Board of Directors whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the previous fiscal year for filing with the SEC.

Messrs. Comer and Leslie and Mses. Studenmund and Rogers are independent as that term is defined in Rule 303A.02 of the NYSE listing standards and Rule 10A-3(b)(1)(ii) of the Exchange Act. The Board has determined that Mr. Comer is an “audit committee financial expert” as defined by SEC rules, based upon, among other things, his accounting background and having served as a partner of a major accounting firm. The Audit Committee met nine times in 2014.

The Company has a Compensation Committee, which is currently chaired by Ms. Studenmund and consists of Ms. Studenmund and Messrs. Goeglein and Comer. Among its functions, the Compensation Committee is:

•

to approve corporate goals and objectives, including annual performance objectives, relevant to the compensation for the Company’s Chief Executive Officer and other executive officers, and evaluate the performance of the Chief Executive Officer and other executive officers in light of these goals and objectives;

•

to evaluate the performance of the Chief Executive Officer and other executive officers, determine, approve and report to the full Board the annual compensation of the Chief Executive Officer and other executive officers, including salary, bonus, equity awards and other benefits, direct and indirect;

•	to provide recommendations to the Board of Directors with respect to, and administer, the Company’s incentive-compensation, stock option and other equity-based compensation plans; and

•	to evaluate and provide recommendations to the Board of Directors regarding director compensation.

The Compensation Committee met 10 times in 2014. The Compensation Committee may, to the extent permitted by applicable laws and regulations, form and delegate any of its responsibilities to a subcommittee so long as such subcommittee consists of at least two members of the Compensation Committee. In carrying out its purposes and responsibilities, the Compensation Committee has authority to retain outside counsel or other experts or consultants, as it deems appropriate. For a discussion regarding the Compensation Committee’s use of outside advisors and the role of executives officers in compensation matters, see “Executive Compensation—Compensation Discussion and Analysis—Role of Management in Compensation Process and —Role of Outside Consultants” below.

The Company has a Corporate Governance and Nominating Committee, which is currently chaired by Mr. Leslie and consists of Messrs. Leslie and Martineau and Ms. Rogers. Among its functions, the Corporate Governance and Nominating Committee is:

•	to establish procedures for the selection of directors;

•	to identify, evaluate and recommend to the Board candidates for election or reelection as directors, consistent with criteria set forth in the Company’s Corporate Governance Guidelines;

•	to develop and recommend to the Board, if appropriate, modifications or additions to the Company’s Corporate Governance Guidelines or other corporate governance policies or procedures; and

•	to develop procedures for, and oversee, an annual evaluation of the Board and management.

The Corporate Governance and Nominating Committee met six times in 2014.

The Board of Directors has adopted a written charter for each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, which are available on the Company’s website at www.pnkinc.com. Printed copies of these documents are also available upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3980 Howard Hughes Parkway, Las Vegas, Nevada 89169.

The Company has a Compliance Committee that monitors the Company’s compliance with gaming laws in the jurisdictions in which it operates. Messrs. Leslie and Goeglein and Mses. Rogers and Studenmund currently serve on the Company’s Compliance Committee with other Compliance Committee members who are not directors, and on the Compliance Subcommittee of the Board of Directors. During 2014, the Compliance Committee had four meetings and the Compliance Subcommittee did not have a meeting in 2014. The Compliance Subcommittee was instituted to ensure timely notification to the Board of Directors of any material compliance issues, assist the Compliance Committee in performing its duties, and to supervise the Company’s actions in response to reports received from the Company’s employee hotline.

The Board’s Role in Risk Oversight

The Board of Directors and each of the committees of the Board of Directors identifies, prioritizes and evaluates various risks that are in the purview of their charters. Management also independently identifies, prioritizes and evaluates enterprise risks. Management regularly reports on such risks to the Board of Directors. Particular financial risks are overseen by the Audit Committee of the Board; compliance and reputational risks are typically overseen by the Compliance Committee and the Compliance Subcommittee of the Board. The enterprise risk management program as a whole is reviewed annually by the Board. Additional review or reporting on enterprise risks is conducted as needed or as requested by the Board or any Committee. Also, the Compensation Committee periodically reviews the compensation programs so they do not encourage excessive risk-taking. The Board’s administration of its risk oversight function has not affected the Board’s leadership structure.

Director Compensation

Director Fees

The compensation of the Company’s non-employee directors is paid in the form of an annual retainer, meeting and chair fees and stock-based awards. The fees that each non-employee director (other than the Chairman of the Board) or committee chair received for his or her service during 2014 are the following:

•	An annual retainer of $80,000 effective as of May 20, 2014; prior to that date the annual retainer was $75,000;

•	An additional $20,000 retainer for the Chair of the Audit Committee;

•	An additional $20,000 retainer for the Chair of the Compensation Committee;

•	An additional $20,000 retainer for the Chair of the Corporate Governance and Nominating Committee;

•

An attendance fee of $1,500 for each regularly scheduled Board or committee meeting (telephonic or in person), other than meetings of the Audit Committee (whether regularly scheduled meetings or special meetings); and

•	An attendance fee of $2,000 for each meeting of the Audit Committee (whether regularly scheduled or special meetings).

Director Fees Paid to the Chairman of the Board

The Chairman of the Board receives an annual retainer of $230,000 effective as of May 20, 2014; prior to that date the annual retainer was $225,000. The annual retainer paid to the Chairman of the Board is in lieu of the annual retainer of $80,000 paid to other directors and attendance fees for attending Board or committee meetings paid to other directors.

Director Fees Paid In Connection With Evaluation of Real Estate Investment Trust Transaction

In connection with the Company’s plan to pursue a real estate investment trust transaction, independent directors that attended meetings with stockholders received a fee of $2,000 per day of service.

Charitable Matching Contributions Program for Directors

Under our Charitable Matching Contributions Program for Directors, we match contributions made by our directors (including Mr. Sanfilippo) to charitable organizations that are exempt from federal income tax up to a maximum aggregate amount of $7,500 per eligible director per calendar year.

Equity Grants

In 2014, Pinnacle granted to each non-employee director who was then serving 6,565 restricted stock units, which were granted and fully vested on the date of the 2014 Annual Meeting of Stockholders.

Directors Health Plan

Pursuant to the Directors Health and Medical Insurance Plan, or the Directors Health Plan, directors and their dependents are entitled to receive the same coverage as the Company’s employees under the Company’s group health plan. The Directors Health Plan provides for coverage for members of the Board of Directors, their spouses and children up to age 26 under the Company’s group health plan, and upon cessation of the services of a member who was serving as a director on January 1, 2011, a continuation of health and medical coverage under the Company’s group health plans for the member, his or her spouse and children up to age 26 for a period, for one year for every two years of service, up to a maximum of five years of extended medical coverage. Any director who joined our Board after January 1, 2011 or who joins our Board in the future is not entitled to extended coverage following cessation of service as a director, but may be eligible to elect continuation coverage as provided by law under the Company’s group health plan. The Directors Health Plan further provides that, to the extent that a director receives coverage outside of the Company’s group health plan network, the director will be responsible for paying the first $5,000 of any co-payments or co-deductibles, and the Company will be responsible for any amount that exceeds $5,000. If at any time during this extended coverage period, the eligible director, or his or her spouse or minor children, is insured under another health plan or Medicare, the Company’s health plans will provide secondary coverage to the extent permitted by law. Upon a change in control, the Company will use its best efforts to provide continuation of health insurance under individual policies provided to the directors.

2008 Amended and Restated Directors Deferred Compensation Plan

Participation in the Company’s 2008 Amended and Restated Directors Deferred Compensation Plan (the “Directors Plan”) is limited to directors of Pinnacle, and each eligible director may elect to defer all or a portion of his or her annual retainer and any fees for meetings attended. Any such deferred compensation is credited to a deferred compensation account, either in cash or in shares of Pinnacle Common Stock, at each director’s election. The only condition to each director’s receipt of shares credited to his or her deferred compensation account is cessation of such director’s service as a director of Pinnacle.

As of the date the director’s compensation would otherwise have been paid, and depending on the director’s election, the director’s deferred compensation account will be credited with either:

•	cash;

•

the number of full and/or fractional shares of Pinnacle Common Stock obtained by dividing the amount of the director’s compensation for the calendar quarter which he or she elected to defer, by the average of the closing price of Pinnacle Common Stock on the NYSE on the last ten business days of the calendar quarter for which such compensation is payable; or

•	a combination of cash and shares of Pinnacle Common Stock as described above.

If a director elects to defer compensation in cash, all such amounts credited to the director’s deferred compensation account will bear interest at an amount to be determined from time to time by the Board of Directors. No current director has deferred compensation in cash. The Company does not match any compensation deferred into the Directors Plan.

If a director has elected to receive shares of Pinnacle Common Stock in lieu of his or her cash, and we declare a dividend, such director’s deferred compensation account is credited at the end of each calendar quarter with the number of full and/or fractional shares of Pinnacle Common Stock obtained by dividing the dividends which would have been paid on the shares credited to the director’s deferred compensation account by the closing price of Pinnacle Common Stock on the NYSE on the date such dividend was paid.

Participating directors do not have any interest in the cash and/or Pinnacle Common Stock credited to their deferred compensation accounts until their distribution in accordance with the Directors Plan, nor do they have any voting rights with respect to such shares until shares credited to their deferred compensation accounts are distributed. The rights of a director to receive payments under the Directors Plan are no greater than the rights of an unsecured general creditor of Pinnacle.

Each participating director may elect to have the aggregate amount of cash and shares credited to his or her deferred compensation account distributed to him or her in one lump sum payment or in a number of approximately equal annual installments over a period of time not to exceed fifteen years. The lump sum payment or the first installment will be paid as of the first business day of the calendar quarter immediately following the cessation of the director’s service as a director. Before the beginning of any calendar year, a director may elect to change the method of distribution of any future interests in cash and/or Pinnacle Common Stock credited to his or her deferred compensation account in such calendar year.

The maximum number of shares of Pinnacle Common Stock that can be issued pursuant to the Directors Plan is 525,000 shares of Pinnacle Common Stock. As of March 27, 2015, 204,130 shares of Pinnacle Common Stock were available for issuance under the Directors Plan. The shares of Pinnacle Common Stock to be issued under the Directors Plan may be either authorized and unissued shares or reacquired shares. Messrs. Leslie and Comer are the only directors that currently participate in the Directors Plan.

Director Summary Compensation Table

The following table sets forth certain information regarding the compensation earned by or paid to each non-employee director who served on the Board of Directors in 2014.

Name (a)	Fees Earned or Paid in Cash ($)(b)	Stock Awards ($)(c)	Option Awards ($)(d)	All Other Compensation ($)(e)	Total ($)
Stephen C. Comer	$162,078	$154,606	$0	$0	$316,684
Richard J. Goeglein	$160,129	$154,606	$0	$0	$314,735
Bruce A. Leslie	$152,078	$154,606	$0	$0	$306,684
James L. Martineau	$194,605	$154,606	$0	$0	$349,211
Desirée Rogers	$122,078	$154,606	$0	$0	$276,684
Jaynie M. Studenmund	$145,890	$154,606	$0	$7,500	$307,996

(a)	Mr. Goeglein’s term as a director expires at the Annual Meeting. Charles L. Atwood was elected as a director on March 12, 2015.
(b)	All fees earned in fiscal 2014 for services as a director, including annual retainer fees, meeting fees, and fees for committee chairmanships, whether paid in cash or deferred under the Director Plan, are included in this column. During 2014, Messrs. Comer and Leslie participated in the Directors Plan and each elected to receive Pinnacle Common Stock in lieu of payment of fifty percent of director fees.
(c)	Each non-employee director was granted 6,565 fully vested restricted stock units on May 20, 2014, which become payable in shares of Pinnacle Common Stock following the director’s cessation of service as a director for any reason. The value in this column represents the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For a discussion of valuation assumptions used in calculation of these amounts, see Note 6 to our audited financial statements, included within our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. The aggregate number of stock awards outstanding at December 31, 2014 for each non-employee director was as follows: Stephen C. Comer—58,653; Richard J. Goeglein—31,831; Bruce A. Leslie—122,364; James L. Martineau—46,950; Desirée Rogers—19,922; and Jaynie Miller Studenmund—19,992. Each of the stock awards is fully vested. The aggregate number of stock awards for Messrs. Comer, Leslie, and Martineau include stock awards received by such directors pursuant to the Directors Plan.
(d)	None of the non-employee directors received options during the fiscal year ended December 31, 2014. The aggregate number of option awards outstanding at December 31, 2014 for each non-employee director was as follows: Stephen C. Comer—69,000; Richard J. Goeglein—94,000; Bruce A. Leslie—94,000; James L. Martineau—94,000; Desirée Rogers—20,000; and Jaynie Miller Studenmund—20,000. Each of the option awards is fully vested.
(e)	The amounts shown in this column reflect contributions made in 2014 to charitable organizations under the Company’s Charitable Matching Contribution Program for Directors.

Compensation Committee Interlocks and Insider Participation

During 2014, Ms. Studenmund and Messrs. Comer, Goeglein and Martineau served on the Compensation Committee. None of the members of the Compensation Committee was an officer or employee or former officer or employee of Pinnacle or its subsidiaries or has any interlocking relationships that are subject to disclosure under the rules of the SEC relating to compensation committees.

Executive Officers

Executive officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. See “Employment Agreements and Other Change in Control Provisions” below. The current executive officers are as follows:

Name	Age	Position with the Company
Anthony M. Sanfilippo	57	Chief Executive Officer and Director
Carlos A. Ruisanchez	44	President and Chief Financial Officer
Virginia E. Shanks	54	Executive Vice President and Chief Administrative Officer
John A. Godfrey	65	Executive Vice President, General Counsel and Secretary
Neil E. Walkoff	45	Executive Vice President, Operations
Troy A. Stremming	47	Executive Vice President, Government Relations and Public Affairs

For biographical information for Mr. Sanfilippo, see “—Information Regarding the Director Nominees” above.

Mr. Ruisanchez has served as the Company’s President since May 2013 and Chief Financial Officer since April 2011. Prior to becoming President in May 2013, he served as Executive Vice President of the Company since August 2008. Mr. Ruisanchez also served as the Company’s Executive Vice President of Strategic Planning and Development from August 2008 to April 2011. Before joining the Company, Mr. Ruisanchez was Senior Managing Director at Bear, Stearns & Co. Inc. (a brokerage, investment advisory, and corporate advisory services company) where he held various positions from 1997 to 2008. As Senior Managing Director of Bear, Stearns & Co., Mr. Ruisanchez was responsible for corporate clients in the gaming, lodging and leisure industries, as well as financial sponsor banking relationships.

Ms. Shanks has served as the Company’s Chief Administrative Officer since May 2013 and Executive Vice President since October 2010. Prior to becoming the Company’s Chief Administrative Officer in May 2013, she served as Chief Marketing Officer since October 2010. Before joining the Company, Ms. Shanks served as the Senior Vice President and Chief Marketing Officer of Multimedia Games, Inc., a slot machine manufacturer (which was subsequently purchased by Global Cash Access Holdings, Inc.) from July 2008 until October 2010. Ms. Shanks brings to the Company more than 30 years of marketing experience in gaming entertainment, including as Senior Vice President of Brand Management for Harrah’s Entertainment, Inc. (now known as Caesars Entertainment Corporation). During her time with Harrah’s, Ms. Shanks was responsible for maximizing the value of the company’s key strategic brands – Caesars, Harrah’s, and Horseshoe Casinos; the Total Rewards player loyalty program; and the World Series of Poker.

Mr. Godfrey has served as the Company’s Executive Vice President since February 2005 and as Secretary and General Counsel of the Company since August 2002; Senior Vice President of the Company from August 2002 to February 2005; Partner, Schreck Brignone Godfrey (law firm) from January 1997 to August 2002; Partner, Schreck, Jones, Bernhard, Woloson & Godfrey (law firm) from June 1984 to December 1996; Chief Deputy Attorney General, Nevada Attorney General’s Office, Gaming Division, from 1983 to 1984; Deputy Attorney General, Nevada Attorney General’s Office, Gaming Division, from 1980 to 1983; Deputy State Industrial Attorney for the State of Nevada from 1977 to 1980; Trustee, International Association of Gaming Advisors (and former President) from October 2000 to October 2006 and Counselor from 2007 to present; and Member, Executive Committee of the Nevada State Bar’s Gaming Law Section since June 2002.

Mr. Walkoff has served as the Company’s Executive Vice President, Operations since August 2013. Prior to August 2013, he served as the Company’s Executive Vice President, Regional Operations since April 2012. Mr. Walkoff currently oversees all of the operations of the Company’s properties in Indiana, Iowa, Ohio and Missouri. Prior to April 2012, Mr. Walkoff served as Senior Vice President and General Manager – St. Louis since August 2010. Before joining the Company in August 2010, Mr. Walkoff served as the General Manager of the Seneca Niagara Casino and Hotel and Buffalo Creek Casino for Seneca Gaming Corporation from February 2010 to August 2010. From May 1993 to February 2010, Mr. Walkoff served in various management positions at the operational and regional levels of Harrah’s Entertainment, Inc. (now known as Caesars Entertainment Corporation) and was most recently Vice President and Assistant General Manager of Horeshoe Southern Indiana from August 2007 to January 2010.

Mr. Stremming has served as the Company’s Executive Vice President, Government Relations and Public Affairs since August 2013 when Pinnacle completed the merger with Ameristar Casinos, Inc. Prior to joining the Company, Mr. Stremming served as Senior Vice President of Government Relations and Public Affairs with Ameristar Casinos, Inc. from December 2000 to August 2013. From 1996 to 2000, Mr. Stremming was General Counsel for Station Casinos, Inc.’s Midwest operations, which was acquired in 2000 by Ameristar Casinos, Inc. Prior to working in the casino industry, Mr. Stremming practiced as an attorney specializing in corporate and commercial defense law. In his current role, Mr. Stremming oversees government relations, community relations and social responsibility for the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 filed by the Company on behalf of its directors and executive officers, or furnished to the Company by its stockholders holding more than 10% of Pinnacle Common Stock, during or with respect to the year ended December 31, 2014 pursuant to Rule 16a-3(e) of the Exchange Act, all required reports on such forms were timely filed.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the name, number of shares and percent of the outstanding shares of Pinnacle Common Stock beneficially owned as of March 23, 2015 (except where a different date is indicated below) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Pinnacle Common Stock, each director, each executive officer (as defined in the SEC rules), and all directors and executive officers as a group. In each instance, except as otherwise indicated, information as to the number of shares owned and the nature of ownership has been provided by the individuals or entities identified or described and is not within the direct knowledge of the Company.

Name of Beneficial Owner	Shares Beneficially Owned		Percent of Shares Outstanding (a)
HG Vora Special Opportunities Master Fund, Ltd.	5,500,000	(b)	9.11%
Prudential Financial, Inc.	5,456,217	(c)	9.03%
Jennison Associates LLC	5,290,382	(d)	8.76%
BlackRock, Inc.	4,656,234	(e)	7.71%
Baron Capital Group, Inc.	4,098,367	(f)	6.79%
The Vanguard Group, Inc.	3,789,633	(g)	6.27%
Canyon Capital Advisors LLC	3,550,598	(h)	5.88%
Anthony M. Sanfilippo	1,612,544	(i)	2.63%
Stephen C. Comer	134,653	(j)	*
John A. Godfrey	367,107	(k)	*
Richard J. Goeglein	139,831	(l)	*
Bruce A. Leslie	265,364	(m)	*
James L. Martineau	174,741	(n)	*
Desirée Rogers	39,922	(o)	*
Carlos A. Ruisanchez	713,090	(p)	1.17%
Virginia E. Shanks	258,423	(q)	*
Jaynie Miller Studenmund	49,922	(r)	*
Troy A. Stremming	16,413	(s)	*
Neil E. Walkoff	172,124	(t)	*
Charles L. Atwood	0	(u)	*
Directors and executive officers as a group (13 persons)	3,944,134		6.24%

*	Less than one percent (1%) of the outstanding common shares.
(a)	Assumes exercise of stock options, exercisable on March 23, 2015 or within 60 days thereof, and assumes the issuance of shares of Pinnacle Common Stock that underlie restricted stock units that have vested on March 23, 2015 (but the issuance of the underlying shares of Pinnacle Common Stock have been deferred) or restricted stock units that vest within 60 days thereof, beneficially owned by the named individuals into shares of Pinnacle Common Stock. Based on 60,392,786 shares of Pinnacle Common Stock outstanding as of March 23, 2015.
(b)

Based solely on information contained in an amended Schedule 13G filed with the SEC on February 17, 2015, by HG Vora Special Opportunities Master Fund, Ltd. (“Vora Fund”), HG Vora Capital Management, LLC (“Vora Capital Management”) and Parag Vora (collectively, Vora Fund, Vora Capital Management and Mr. Vora are referred to as “Vora”). As of December 31, 2014, Vora reported beneficially owning and having shared voting power and shared dispositive power over 5,500,000 shares of Pinnacle Common Stock. The address of Vora Fund is Queensgate House, South Church Street, Grand Cayman, KY1-1108, Cayman Islands, and the address of Vora Capital Management and Mr. Vora is 330 Madison Avenue, 23rd Floor, New York, NY 10017.

(c)

Based solely on information contained in an amended Schedule 13G filed with the SEC on February 9, 2015 by Prudential Financial, Inc., a parent holding company, and its investment adviser and broker dealer affiliates (collectively, “Prudential”). As of December 31, 2014, Prudential reported beneficially owning 5,456,217 shares of Pinnacle Common Stock. Pursuant to the amended Schedule 13G, Prudential has sole voting power over 560,760 shares of Pinnacle Common Stock, shared voting power over 4,076,307 shares of Pinnacle Common Stock, sole dispositive power over 560,760 shares of Pinnacle Common Stock and shared dispositive power over 4,895,457 shares of Pinnacle Common Stock. The address of Prudential is 751 Broad Street, Newark, New Jersey 07102.

(d)	Based solely on information contained in an amended Schedule 13G filed with the SEC on February 9, 2015, by Jennison Associates LLC, an investment adviser (“Jennison”). As of December 31, 2014, Jennison reported beneficially owning 5,290,382 shares of Pinnacle Common Stock. Pursuant to the amended Schedule 13G, Jennison reported having sole voting power over 4,471,232 shares of Pinnacle Common Stock and shared dispositive power over 5,290,382 shares of Pinnacle Common Stock. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.
(e)

Based solely on information contained in an amended Schedule 13G filed with the SEC on January 26, 2015, by BlackRock, Inc., a parent holding company or control person (“BlackRock”). As of December 31, 2014, BlackRock reported beneficially owning 4,656,234 shares of Pinnacle Common Stock. Pursuant to the amended Schedule 13G, BlackRock reported having sole voting power over 4,529,792 shares of Pinnacle Common Stock and sole dispositive power over 4,656,234 shares of Pinnacle Common Stock. The address of BlackRock is 55 East 52nd Street, New York, New York 10022.

(f)

Based solely on information contained in an amended Schedule 13G filed with the SEC on February 17, 2015, by Baron Capital Group, Inc. (“Baron Capital Group”), a parent holding company, BAMCO Inc., an investment adviser (“BAMCO”), Baron Capital Management, Inc., an investment adviser (“Baron Management”) and Ronald Baron (collectively, Baron Capital Group, BAMCO, Baron Management and Mr. Baron are referred to as “Baron Capital”). As of December 31, 2014, Baron Capital Group and Mr. Baron reported beneficially owning and having shared dispositive power over 4,098,367 shares of Pinnacle Common Stock and having shared voting power over 3,504,676 shares of Pinnacle Common Stock. As of December 31, 2014, BAMCO reported beneficially owning and having shared dispositive power over 3,658,749 shares of Pinnacle Common Stock and having shared voting power over 3,065,058 shares of Pinnacle Common Stock. As of December 31, 2014, Baron Management reported beneficially owning and having shared voting power and shared dispositive power over 439,618 shares of Pinnacle Common Stock. The address of Baron Capital is 767 Fifth Avenue, 49th Floor, New York, New York 10153.

(g)	Based solely on information contained in an amended Schedule 13G filed with the SEC on February 11, 2015, by The Vanguard Group, Inc., an investment adviser (“Vanguard”). As of December 31, 2014, Vanguard reported beneficially owning 3,789,633 shares of Pinnacle Common Stock. Pursuant to the amended Schedule 13G, Vanguard reported having sole voting power over 83,202 shares of Pinnacle Common Stock, sole dispositive power over 3,712,131 shares of Pinnacle Common Stock and shared dispositive power over 77,502 shares of Pinnacle Common Stock. The address of Vanguard is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(h)

Based solely on information contained in an Schedule 13G filed with the SEC on March 12, 2015, by Canyon Capital Advisors LLC, an investment adviser (“Canyon Capital”), Mitchell R. Julis, an individual, and Joshua S. Friedman, an individual (collectively, Canyon Capital, Messrs. Julis and Friedman are referred to as “Canyon”). As of March 11, 2015, Canyon reported beneficially owning 3,550,598 shares of Pinnacle Common Stock. Pursuant to the amended Schedule 13G, Canyon reported having sole voting power over 3,550,598 shares of Pinnacle Common Stock and sole dispositive power over 3,550,598 shares of Pinnacle Common Stock. The address of Canyon is 2000 Avenue of the Stars, 11th Floor, Los Angeles, California 90067.

(i)	Includes 776,341 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Sanfilippo, 104,032 shares of Pinnacle Common Stock which are subject to options that are exercisable within 60 days after March 23, 2015, 52,788 restricted stock units that have vested as of March 23, 2015, 20,031 restricted units that will vest within 60 days of March 23, 2015 and 1,335 shares of Pinnacle Common Stock are held indirectly by Mr. Sanfilippo in the Company’s 401(k) plan. Also includes 614,917 shares of Pinnacle Common Stock that are beneficially owned by Mr. Sanfilippo which are held indirectly by the Sanfilippo Family Trust and 3,000 shares of Pinnacle Common Stock beneficially owned by Mr. Sanfilippo that are held indirectly by his daughters.

(j)	Includes 69,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Comer, 30,422 restricted stock units that have vested as of March 23, 2015, 26,822 shares of Pinnacle Common Stock credited to Mr. Comer’s deferred compensation account under the Directors Plan and 1,409 phantom stock units beneficially owned by Mr. Comer. Also includes 7,000 shares of Pinnacle Common Stock beneficially owned by Mr. Comer that are held indirectly by the Comer Family Trust.
(k)	Includes 212,300 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Godfrey, 21,185 shares of Pinnacle Common Stock which are subject to options that are exercisable within 60 days after March 23, 2015, 15,248 shares of Pinnacle Common Stock which are subject to restricted stock units that vested as of March 23, 2015 and 3,750 shares of Pinnacle Common Stock which are subject to restricted stock units that vest within 60 days after March 23, 2015.
(l)	Includes 94,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Goeglein, 30,422 restricted stock units that have vested as of March 23, 2015, and 1,409 phantom stock units beneficially owned by Mr. Goeglein. Also includes 14,000 shares of Pinnacle Common Stock beneficially owned by Mr. Goeglein that are held indirectly by the Goeglein Family Trust.
(m)	Includes 94,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Leslie, 30,922 restricted stock units that have vested as of March 23, 2015 and 90,033 shares of Pinnacle Common Stock credited to Mr. Leslie’s deferred compensation account under the Directors Plan. Also includes 1,409 phantom stock units owned by Mr. Leslie.
(n)	Includes 94,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Martineau, 33,422 restricted stock units that have vested as of March 23, 2015 and 12,119 shares of Pinnacle Common Stock credited to Mr. Martineau’s deferred compensation account under the Directors Plan and includes 1,409 phantom stock units beneficially owned by Mr. Martineau. Also includes 4,166 shares of Pinnacle Common Stock beneficially owned by Mr. Martineau that are held indirectly by his spouse and 2,025 shares of Pinnacle Common Stock beneficially owned by Mr. Martineau that are held indirectly by his spouse’s individual retirement account.
(o)	Includes 20,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Ms. Rogers and 19,922 restricted stock units that have vested as of March 23, 2015.
(p)	Includes 479,756 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Ruisanchez, 87,012 shares of Pinnacle Common Stock which are subject to options that are exercisable within 60 days after March 23, 2015, 20,339 restricted stock units that have vested as of March 23, 2015 and 4,641 restricted stock units that will vest within 60 days after March 23, 2015. Also includes 121,342 shares of Pinnacle Common Stock beneficially owned by Mr. Ruisanchez that are held indirectly by the Ruisanchez Family Trust.
(q)	Includes 143,317 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Ms. Shanks, 25,509 shares of Pinnacle Common Stock which are subject to options that are exercisable within 60 days after March 23, 2015, 15,648 restricted stock units that have vested as of March 23, 2015, and 4,732 restricted stock units that will vest within 60 days after March 23, 2015. Also includes 69,217 shares of Pinnacle Common Stock beneficially owned by Ms. Shanks that are held indirectly by the Shanks Family Trust.
(r)	Includes 20,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Ms. Studenmund and 19,922 restricted units that vested as of March 23, 2015.
(s)	Includes 7,500 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Stremming, 4,873 shares of Pinnacle Common Stock which are subject to options that are exercisable within 60 days after March 23, 2015, and 1,040 restricted stock units that will vest within 60 days after March 23, 2015.
(t)	Includes 101,300 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Walkoff, 21,185 shares of Pinnacle Common Stock which are subject to an option that is exercisable within 60 days of March 23, 2015, 13,481 restricted units that vested as of March 23, 2015 and 3,750 restricted stock units that will vest within 60 days of March 23, 2015.
(u)	Mr. Atwood was elected as a director on March 12, 2015 and he did not own any shares of Pinnacle Common Stock on March 23, 2015.

Compensation Policies and Practices As They Relate to the Company’s Risk Management

The Compensation Committee has also reviewed the Company’s compensation programs for employees, including executive officers, and has concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee believes that the design of the Company’s annual cash and long-term equity incentives provide an effective and appropriate mix of incentives to help ensure that the Company’s performance is focused on long-term stockholder value creation and does not encourage the taking of short-term risks at the expense of long-term results. In general, bonus opportunities for Company employees are capped, and the Company has discretion to reduce bonus payments (or pay no bonus) based on individual performance and any other factors it may determine to be appropriate in the circumstances. As with the compensation of the Company’s executive officers, a substantial portion of the compensation for employees generally is delivered in the form of equity awards that help further align the interests of employees with those of stockholders.

Transactions with Related Persons, Promoters and Certain Control Persons

The Company’s Audit Committee charter requires that the Audit Committee review on an ongoing basis and approve or disapprove all related party transactions that are required to be disclosed by Item 404 of Regulation S-K. The Company’s General Counsel reviews all relationships and transactions reported to him in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides narrative disclosure regarding the compensation plans, programs and arrangements we employed for individuals serving as our Chief Executive Officer, President and Chief Financial Officer, and our three other most highly compensated executive officers who were serving as executive officers at the end of the 2014 fiscal year, as determined under the rules of the SEC (collectively, our “named executive officers”).

During fiscal 2014, our named executive officers were:

•	Anthony M. Sanfilippo, Chief Executive Officer and director;

•	Carlos A. Ruisanchez, President and Chief Financial Officer;

•	Virginia E. Shanks, Executive Vice President and Chief Administrative Officer;

•	John A. Godfrey, Executive Vice President, General Counsel and Secretary; and

•	Neil E. Walkoff, Executive Vice President, Operations.

Business Overview

Pinnacle Entertainment, Inc. is an owner, operator and developer of casinos and related hospitality and entertainment facilities. We operate fifteen gaming properties in Colorado, Indiana, Iowa, Louisiana, Mississippi, Missouri, Nevada, and Ohio. We also hold a majority interest in the racing license owner, and we are a party to a management contract, for Retama Park Racetrack outside of San Antonio, Texas.

As a discretionary consumer entertainment and leisure product, our business is particularly sensitive to economic cycles and consumer sentiment, and, therefore, results from year to year can be volatile and somewhat unpredictable. Our business operations are also generally susceptible to changes in the competitive and legislative environment which can have an unanticipated impact on our operating results.

Executive Compensation Philosophy and Objectives

In developing compensation plans for our named executive officers, the Compensation Committee seeks to balance all of these business characteristics and create a program that will motivate and reward named executive officers for their performance and for creating value for our stockholders over time. The Compensation Committee regularly evaluates and revises, as necessary, our compensation programs to ensure that they support our business objectives and provide competitive compensation levels for our named executive officers. As both an owner-operator of existing casino properties and a developer of new properties, the business objectives that need to be recognized in our compensation programs include:

•	Focusing on prudent growth in both current and future projects;

•	Maximizing operational efficiency;

•	Managing cash flow for investment and debt management;

•	Maximizing operating earnings of our current properties; and

•	Creating long-term value for our stockholders.

More specifically, our compensation programs strive to support our business needs by meeting the following objectives:

•	Allowing us to attract and retain a high quality management team capable of managing and growing the business for the benefit of our stockholders;

•	Providing a competitive compensation program appropriate for the size and complexity of Pinnacle relative to the market for executive pay;

•	Aligning actual pay results with performance for stockholders, with an opportunity to realize pay above target medians for excellent performance and below target pay for poor performance;

•	Incentivizing management to maximize stockholder value without taking undue financial risks and while maintaining credibility in the capital markets;

•	Rewarding individual contribution, in addition to team efforts; and

•	Maintaining effective incentives during different economic environments.

Although we reference the market from time to time for competitive pay practices in setting overall target pay levels for our executives, we do not define a specific percentile of market for targeting executive pay. We consider many factors, including the actual performance and contribution of our executives, and internal pay comparisons between our executives, when determining individual executive pay, as discussed in more detail below.

The Compensation Committee considers all relevant information in light of their individual experience, knowledge of the Company, knowledge of the peer companies discussed below, knowledge of each named executive officers and their business judgment when making decisions regarding our executive compensation program.

Pay for Performance

Pinnacle Entertainment, Inc. has a strong philosophy that executive pay should increase and decrease as performance increases and decreases in order to align executive interests with those of our stockholders over time. Our executive pay system is thoughtfully designed to reinforce this philosophy and to drive value-creating financial, operating, and strategic results, while also taking our external environment into account. Our executive compensation program brings this philosophy to life by incorporating the following features:

•	The majority of our pay is delivered through performance-based incentives that result in above target pay when performance is high and below target pay when performance is poor;

•	A significant portion of our executive incentive awards are delivered over the longer-term to encourage strong sustainable results over multiple years;

•

One-quarter of our annual incentive is paid out in the form of restricted stock units with the underlying shares distributed on January 1 of the year following the completion of the annual performance cycle;

•	A significant portion of the equity awards grants to executives is heavily weighted based on performance share awards, which vest over a multi-year performance horizon;

•	The performance criteria used in our 2014 Annual Incentive Plan are weighted heavily toward objective financial measures and encourage the achievement of our financial commitments to our stockholders;

•	We have instituted clawbacks and stock ownership guidelines for executives that are intended to encourage and reward for sustained performance without taking undue financial risks;

•

Our insider trading policy prohibits executive officers and directors from hedging their ownership of Pinnacle Common Stock, including transactions in puts, calls, or other derivative instruments related to Pinnacle Common Stock;

•	Our insider trading policy also prohibits executive officers and directors from placing shares of Pinnacle Common Stock in margin accounts and pledging shares of Pinnacle Common Stock; and

•

We avoid tax gross-ups, single triggers on payments in the event of a change-in-control, and other employment provisions that could cause excessive awards in the event of a termination or change-in-control situation.

Fiscal 2014 Performance Context for Compensation Decisions

We achieved record overall financial results in 2014. In 2014, the Company’s consolidated net revenues climbed 48.6% to a record $2.2 billion and Consolidated Adjusted EBITDA increased 57.8% to a record $584.8 million. In 2014, we achieved record financial performance by having eight new properties in our consolidated results for the year as a result of the Ameristar transaction in 2013, and by implementing revenue growth and operational improvement initiatives across the Company’s properties. For a further discussion regarding Consolidated Adjusted EBITDA and a reconciliation of Consolidated Adjusted EBITDA to Income (loss) from continuing operations, please see Item 7. Management Discussion and Analysis of Financial Conditions and Results of Operations of the Annual Report on Form 10-K on pages 34 and 35.

In 2014, we repaid $514.3 million in term loans under our revolving credit facility, for a net reduction in total debt of $401.3 million after giving effect to incremental revolving credit facility borrowings during the year.

In addition, other accomplishments for the year include the following:

•

Substantially completed the integration of our operations in connection with the merger with Ameristar Casinos, Inc. (“Ameristar”), including the implementation and realization of synergies from the combined businesses and the successful implementation and expansion of our mychoice loyalty program to the Ameristar properties;

•	Successfully opened our newest entertainment destination, Belterra Park Gaming & Entertainment Center, in Cincinnati, Ohio in May 2014;

•

Closed the sale of the ownership interests in certain subsidiaries that own and operate the Lumiére Place Casino, the Four Seasons Hotel St. Louis and HoteLumiére and related excess land parcels in St. Louis, Missouri for net cash consideration of $250.3 million in April 2014;

•	Opened a 150-room hotel at Boomtown New Orleans in New Orleans, Louisiana in December 2014; and

•

Announced that we plan to pursue a separation of our operating assets and real estate assets into two publicly traded companies, subject to the successful resolution of various contingencies, in November 2014. We intend to carry out the proposed separation of our real estate assets through the creation of a newly formed, publicly traded, real estate investment trust, the common stock of which would be distributed to Pinnacle stockholders in a tax-free spin-off, with Pinnacle remaining an operating entity following the transaction.

The Compensation Committee took each of these accomplishments into account in assessing the performance of our named executive officers in 2014.

Oversight of Executive Compensation

Role of Compensation Committee

The Compensation Committee has overall responsibility for the compensation programs and policies pertaining to our named executive officers. The specific responsibilities of the Compensation Committee related to executive compensation include:

•	Overseeing development and implementation of our compensation plans for named executive officers;

•	Overseeing development, implementation, and administration of our equity compensation plans for executives and other employees;

•

Reviewing and approving compensation for our Chief Executive Officer and other named executive officers, including setting goals, objectives, evaluating performance, verifying results, and determining pay levels;

•

Overseeing regulatory compliance with respect to executive and equity compensation matters, including assessing the extent to which our compensation programs could encourage undue risk-taking by executives and employees; and

•	Approving, or recommending to the Board for approval when deemed appropriate, all employment, retention and/or severance agreements for named executive officers.

The Compensation Committee also is responsible for reviewing and submitting to the Board recommendations concerning compensation for our non-employee directors.

Role of Management in Compensation Process

The Compensation Committee relies significantly on the input and recommendations of our Chief Executive Officer when evaluating factors relative to the compensation of the named executive officers (other than the Chief Executive Officer). Our Chief Executive Officer provides the Compensation Committee with his assessment of the performance of each named executive officer and his perspective on the factors described above in developing his recommendations for each named executive officer’s compensation, including salary adjustments, equity grants and incentive bonuses. The Compensation Committee discusses our Chief Executive Officer’s recommendations, consults with its independent advisor, and then approves or modifies the recommendations in collaboration with the Chief Executive Officer.

Our Chief Executive Officer’s compensation is determined solely by the Compensation Committee, which approves any adjustments to his base salary, performance incentive compensation and equity awards from year to year. The Compensation Committee solicits our Chief Executive Officer’s perspective on his compensation, but makes determinations regarding his compensation independently and without him present. Our Chief Executive Officer attends portions of the Compensation Committee meetings, but does not attend portions of those meetings related to making specific decisions on his compensation.

In addition to recommendations put forth by our Chief Executive Officer, other members of our executive team are involved in the compensation process by assembling data to present to the Compensation Committee and by working with the outside independent compensation consultants to give them the information necessary for them to complete their reports. Other members of our executive management team also occasionally attend portions of the Compensation Committee meetings.

Role of Outside Consultants

The Compensation Committee retains the services of an outside independent executive compensation consultant to assess the competitiveness of our compensation programs, conduct other research as directed by the Compensation Committee, and support the Compensation Committee in the design of executive and Board of Director compensation. In 2014, the Compensation Committee retained Exequity LLP (“Exequity”) to assist in the review and assessment of our compensation programs. The Compensation Committee has assessed the independence of Exequity pursuant to SEC rules and concluded that there are no conflicts of interest. Exequity is a nationally recognized independent provider of executive compensation advisory services, with no affiliation with any other service provider. In 2014, Exequity provided the Compensation Committee with assistance on a variety of matters, including a competitive assessment of compensation pertaining to our executive officers and senior management, an assessment regarding Board of Directors compensation levels and practices, support related to incentive plan design, regulatory and legislative matters affecting compensation and provided opinions on various management proposals. For the services described in the previous sentence, Exequity charged the Company an aggregate fee of $149,089.

Competitive Pay Comparisons

When determining the compensation opportunity for individual named executive officers, including salaries, bonuses, and equity grants, the Compensation Committee takes many factors into account, including such executive’s experience, responsibilities, management abilities, job performance, performance of the Company as a whole, current market conditions, competitive pay for similar positions at comparable companies and at companies in other industries that could recruit Pinnacle executives, and pay relative to other executives at Pinnacle. These factors are considered by the Compensation Committee in a subjective manner without any specific formula or weighting. The Company does not set compensation at a specific percentile of market comparisons. However, the Compensation Committee references the market from time to time for executives at similar companies to assess the overall competitiveness and reasonableness of pay.

In order to assist the Compensation Committee in evaluating the pay of the Chief Executive Officer and also in evaluating the Chief Executive Officer’s recommendation for the pay of the Chief Financial Officer, the Compensation Consultant provided a competitive compensation analysis in 2014 which relied, in part, on an analysis of compensation at peer companies (in the gaming industry and the hospitality industry general) that are considered to be the closest comparisons to Pinnacle. In developing this group of peer companies, we considered input from Exequity which conducted an evaluation considering industry categorizations, revenue sizes, and peer company overlap among potential peers. We also incorporated feedback from management and the compensation committee regarding labor markets and comparability of potential peers. The peer group used for 2014 comparative purposes consisted of 15 companies with median revenues of roughly $1.7 billion. These peer companies include:

•	Boyd Gaming Corporation

•	Caesars Entertainment Corporation

•	Churchill Downs Incorporated

•	Isle of Capri Casinos, Inc.

•	Las Vegas Sands Corp.

•	MGM Resorts International

•	Penn National Gaming, Inc.

•	Wynn Resorts, Limited

•	Hyatt Hotels Corporation

•	Bally Technologies, Inc.*

•	International Game Technology*

•	Scientific Games Corporation

•	Royal Caribbean Cruises Ltd.

•	Starwood Hotels & Resorts Worldwide, Inc.

•	Vail Resorts, Inc.

*	Starting in fiscal 2015, these companies will not be included in our peer group due to consolidation in the gaming industry, including Scientific Games Corporation’s acquisition of Bally Technologies, Inc. and GTECH S.p.A.’s acquisition of International Game Technology.

The Compensation Committee also periodically considers information from compensation surveys, which include data from companies in other industries that might recruit Pinnacle executives.

The Compensation Committee believes that our executive team has unique skills and experience that, in some cases, limit the direct comparability of market data due to the relatively few number of gaming companies. Therefore, the Compensation Committee believes that variances from market data, where they occur, are acceptable and appropriate for certain members of our senior leadership team. From time to time, we re-evaluate the companies that are in our peer group and for continued appropriateness.

Elements of Compensation

Overview of Compensation Elements

During fiscal 2014, our executive compensation and benefits consisted of the components listed in the table below, which provides a brief description of the principal types of compensation, how performance is factored into each type of compensation, and the objectives served by each element. A description of each element is discussed in greater detail following the table.

Fiscal 2014 Principal Elements of Executive Compensation

Element	Description	Performance Considerations	Primary Objectives
Base Salary	• Fixed cash payment	• Based on level of responsibility, experience, and individual performance, compared to other executives and the external market	• Attract and retain talent • Recognize career experience and individual performance • Provide a competitive salary • Recognize internal relationship between pay and responsibility by level

Annual Bonuses	• Performance-based annual incentive bonuses for named executive officers, which are payable 75% in cash and 25% in restricted stock units	• Named executive officer bonus amounts tied to level of achievement of financial objectives	• Promote and reward achievement of Company annual financial objectives and individual performance contribution • Align executive interests with stockholder interests • Retain talent

Long-Term Incentives	• Annual grants of stock options, performance shares and restricted stock units with multi-year vesting, except for new hire or promotional grants which may be episodic	• Value of pay directly linked with long-term stock price performance due to all awards being stock based	• Align executive interests with stockholder interests • Attract and retain talent • Focus on long-term performance outcomes

Retirement and Welfare Benefits	• Medical, dental, vision, life insurance and long-term disability insurance • Non-qualified deferred compensation plan • Group Term Life Insurance	• Not applicable	• Attract and retain talent • Provide competitive compensation

Executive Perquisites	• Financial and Tax Planning, Relocation Expenses, Annual Physical and Commuting Expenses	• Not applicable	• Attract and retain talent • Provide competitive compensation

Base Salary

We intend for the base salaries of our named executive officers to provide a minimum level of compensation for highly qualified executives. The base salaries of our named executive officers are subject to occasional modification based on an evaluation of each executive’s contribution, experience, responsibilities, external market data as well as the relative pay among senior executives at the Company. Each factor is considered on a discretionary basis without formulas or weights. We consider relative pay between executives because our perspective is that some consistency in pay emphasizes teamwork across the senior leadership level.

The table below shows the salaries for each named executive officer during 2014.

Name	2014 Salary
Anthony M. Sanfilippo	$1,200,000
Carlos A. Ruisanchez	$800,000
Virginia E. Shanks	$600,000
John A. Godfrey	$525,000
Neil E. Walkoff	$525,000

Annual Bonuses

We intend that bonuses paid to our named executive officers will reward them for the achievement of successful financial, strategic, and operational performance over a short period of time. The 2014 Annual Incentive Plan measures and rewards our named executive officers based on a formula directly linked to the annual financial results of the Company, as measured by Adjusted EBITDA and Pre-Tax Income. Adjusted EBITDA and Pre-Tax Income are discussed below and were used for calculating bonuses. These measures provide a highly operational focus and align the pay for our top executives directly with the short-term results delivered to our stockholders. It is the perspective of the Company and the Compensation Committee that an objective annual incentive system provides clarity for the senior executive team regarding their focus and rewards and encourages the attainment of “stretch” performance objectives by providing a clearly defined upside in the incentive plan design. The specific decisions related to 2014 are described in more detail below.

The 2014 Annual Incentive Plan approved by the Compensation Committee established a clearly defined annual incentive opportunity for all of our named executive officers. The objectives include:

•	Creating a clearly defined target bonus opportunity for named executive officers, which we believe enhances motivation and competitiveness with the external market;

•	Providing well-defined upside opportunities, to encourage stretch performance beyond the annual operating plans;

•	Clearly aligning pay with performance for our stockholders in both the near-term and over multiple years; and

•	Providing stock ownership opportunities that further align executives with stockholder interests.

Specifically, our annual bonuses for the named executive officers for 2014 were based on a formula using objective factors, with quantitative short-term financial targets set at the beginning of the year. Each executive had a defined bonus target as a percentage of salary, and the final bonus payable at the end of the year was determined based on the quantitative financial results at year end, compared to the targets set at the beginning of the year, along with a portion (up to 20% for 2014) linked to individual performance. The upside potential for the quantitative performance goals was up to 200% of the target award for superior performance, with the potential to earn zero for underperformance relative to the stated performance objective.

Pursuant to the 2014 Annual Incentive Plan, as adopted under the 2005 Equity and Performance Incentive Plan, each named executive officer was paid 75% of his or her bonus in cash and 25% of his or her bonus in restricted stock units (“RSUs”), except Mr. Sanfilippo was paid 65% of his bonus in cash and 35% of his bonus in RSUs. The RSUs will vest on December 31, 2015 and settle in shares of Pinnacle Common Stock on January 1, 2016.

For 2014, the specific award opportunities at threshold, target and maximum performance for each named executive officer was as follows:

Name	2014 Threshold Incentive as % of Salary	2014 Target Incentive as % of Salary	2014 Maximum Incentive as % of Salary
Anthony M. Sanfilippo	50%	100%	200%
Carlos A. Ruisanchez	45%	90%	180%
Virginia E. Shanks, John A. Godfrey and Neil E. Walkoff	40%	80%	160%

Based on a review of competitive pay study by Exequity, the Compensation Committee determined to increase the bonus percentages effective January 1, 2015. In order to bring pay opportunities in line with competitive norms, bonus percentages were increased for Messrs. Sanfilippo and Ruisanchez and Ms. Shanks. Mr. Sanfilippo’s threshold bonus percentage was increased from 50% to 75%, target bonus percentage was increased from 100% to 150% and his maximum bonus percentage was increased from 200% to 300%. Mr. Ruisanchez’s threshold bonus percentage was increased from 45% to 50%, target bonus percentage was increased from 90% to 100% and his maximum bonus percentage was increased from 180% to 200%. Ms. Shanks’ threshold target bonus percentage was increased from 40% to 45%, target bonus percentage was increased from 80% to 90% and her maximum bonus percentage was increased from 160% to 180%.

For the 2014 Annual Incentive Plan, the Compensation Committee selected a combination of Adjusted EBITDA and Pre-Tax Income to measure performance in order to balance near term operational performance with delivering sustained improvements in cash flow from reduction of costs, investment and financing activities.

The Compensation Committee established targets for Adjusted EBITDA and Pre-Tax Income in 2014. For 2014, the threshold Adjusted EBITDA was $526 million, the target Adjusted EBITDA was $619 million and the maximum Adjusted EBITDA was $712 million. The percentage of the bonuses allocated to the achievement of Adjusted EBITDA was 100% of the total bonus. In addition, the Compensation Committee established a minimum Pre-Tax Income of greater than or equal to $30 million before any bonus would be paid to the executive officers. In establishing the 2014 Annual Incentive Plan, the Compensation Committee retained the discretion to decrease, but not to increase, the amount of any bonus even if the Adjusted EBITDA and Pre-Tax Income goals were met or exceeded, based on such objective or subjective factors and circumstances as the Compensation Committee deems relevant or appropriate.

For purposes of determining bonuses, the Compensation Committee determined that the Company had achieved Adjusted EBITDA of $601.7 million and Pre-Tax Income of $109.6 million in 2014. Based on the 2014 consolidated results, the 2014 Annual Incentive Plan funded at 97% of the overall target bonus.

In calculating Adjusted EBITDA for purposes of determining bonuses, the Company began with income (loss) from continuing operations and made adjustments for the following items: income tax benefit (expense); other non-operating income; loss on extinguishment of debt; loss from equity method investment; interest expense, net of capitalized interest, write-downs, reserves, and recoveries; non-cash share-based compensation; pre-opening, development and other costs; and depreciation and amortization. In addition, the Compensation Committee made adjustments for the following items in calculating Adjusted EBITDA: expenses associated with the roll-out of mychoice to Ameristar properties; severance related changes; expenses associated with the defeat of the Colorado referendum (which would have expanded gaming in Colorado); lost revenues due property closures; property damage to Vicksburg for water damage; expenses associated with the Lake Charles retention program; lost revenues due to delay in opening of New Orleans hotel; and benefit of delayed opening of a competitor in Lake Charles.

In calculating Pre-Tax Income for purposes of determining bonuses, the Company began with income (loss) from continuing operations and made adjustments for the following items: pre-opening, development and other costs; write-downs, reserves and recoveries; stock based compensation, loss on early extinguishment of debt; interest expense adjustment; adjustments for taxes; expenses associated with the roll-out of mychoice to Ameristar properties; severance related changes; expenses associated with the defeat of the Colorado referendum (which would have expanded gaming in Colorado); lost revenues due property closures; property damage to Vicksburg due to water damage; expenses associated with the Lake Charles retention program; lost revenues due to delay in opening of New Orleans hotel; and benefit of delayed opening of a competitor in Lake Charles.

Based on the factors described in the table above, the Compensation Committee approved the following bonuses for our named executive officers for 2014:

2014 Performance Bonus

Name	Bonus Payable in Cash	Bonus Payable in Restricted Stock Units	Number of Restricted Stock Units	Total Dollar Value of 2014 Bonus
Anthony M. Sanfilippo	$741,000	$399,000	16,542	$1,140,000
Carlos A. Ruisanchez	$513,000	$171,000	7,090	$684,000
Virginia E. Shanks	$342,000	$114,000	4,726	$456,000
John A. Godfrey	$299,250	$99,750	4,136	$399,000
Neil E. Walkoff	$299,250	$99,750	4,136	$399,000

Long-Term Incentives

We believe that awards of equity to our named executive officers provide a valuable incentive for them and helps align their interests with that of our stockholders for periods of time longer than one fiscal year. As part of our long-term incentive plan, we grant to our executive officers stock options, restricted stock units and performance shares in 2014. Stock options are an important part of our philosophy for aligning pay for performance, as executives can realize value on their stock options only if the stock price increases over the exercise price. RSU and Performance share awards also help align pay with performance as their value fluctuates with changes in the share price over time. However, RSU awards also maintain some value in difficult economic environments and, therefore, meet our objectives of retaining executive talent and maintaining effective incentives during different economic environments. All of our equity awards are subject to vesting and require each executive to remain employed with the Company for a period of time or risk forfeiting the award.

Performance shares entitle recipients to receive a number of shares of the Pinnacle Common Stock subject to the Company achieving specified performance criteria. There was not a performance period that ended in 2014 related to performance shares. The 2014 performance share award is intended to provide rewards in connection with achieving our long-term financial growth objectives and for achieving superior shareholder returns relative to companies in similar industries. The performance share initially measures Adjusted EBITDA relative to three-year targets as developed in our strategic plan. Up to 125% of a named executive officer’s target award can be earned based on Adjusted EBITDA achievement. The Adjusted EBITDA results are then further modified by performance relative to our three-year revenue growth targets. The revenue growth component can modify the Adjusted EBITDA outcomes by 80% to 120%. Finally, results are subject to a relative Total Shareholder Return (“TSR”) test. We measure our TSR over the performance period relative to the S&P Leisure Company Index. In the event that our TSR falls within the middle third of the index, no modifications to the outcomes are made. For TSR results in the top third of the index, we increase awards by 33% and for TSR results in the bottom third of the index, we reduce awards by 33%. Thus, total opportunities associated with the award are equal to 200% of target assuming maximum Adjusted EBITDA results, maximum revenue growth results, and TSR results in the top third of the S&P Leisure Company Index.

In 2014, the Compensation Committee revised the Company’s long-term incentive plan to provide that the equity granted to the executive officers shall consist of 40% stock options, 40% performance shares and 20% restricted stock units. In determining the size of the equity awards, the Compensation Committee took into consideration each executive’s contribution, experience, responsibilities, external market data as well as the relative pay among senior executives at the Company. The exercise price of each stock option is the closing price of our Common Stock on the date of grant.

As a result of these considerations, the Compensation Committee approved the following equity grants for the following named executive officers as part of the Long-Term Incentive Plan:

Name	Stock Options(1)	Restricted Stock Units(2)	Performance Shares(3)
Anthony M. Sanfilippo	110,760	23,640	46,652
Carlos A. Ruisanchez	41,020	8,750	17,279
Virginia E. Shanks	30,770	6,570	12,959
John A. Godfrey	21,540	4,600	9,071
Neil E. Walkoff	21,540	4,600	9,071

(1)	The stock options were granted on May 20, 2014, vest in four equal annual installments beginning on May 20, 2015 and have 7-year terms.
(2)	The RSUs were granted on May 20, 2014 and vest in four equal annual installments beginning on March 20, 2015.
(3)	The Performance Shares were granted on February 28, 2014 and vest on December 31, 2016. The performance period is from January 1, 2014 through December 31, 2016. Depending on the Company’s performance during the performance period, the ultimate number of shares of Common Stock awarded ranges between 0% to 200% of the number of performance shares granted.

Further, as discussed above, the Compensation Committee granted RSUs to the executive officers as part of their 2014 bonus.

Equity Awards in Connection With New Employment Agreements

In 2014, the Compensation Committee approved new employment agreements for each of the named executive officers. In connection with the employment agreements, each of the executive officers received a grant of the following number of restricted stock units that vest 100% on the third anniversary of the effective dates of the Employment Agreements: Mr. Sanfilippo, 100,000, Mr. Ruisanchez, 80,000, Ms. Shanks, 60,000 and Messrs. Godfrey and Walkoff, 50,000 each. In addition, Mr. Sanfilippo also received a grant of a non-qualified stock option covering 50,000 shares of the Pinnacle Common Stock, of which 50% vests on the fourth anniversary of the date of the employment agreement and 50% vests on the fifth anniversary of the date of the employment agreement. The Compensation Committee granted these equity awards in order to ensure that the named executive officers remain with the Company over the term of their employment agreements. These equity awards will not be permitted to vest in the event the named executive officer is terminated for “cause” as defined in his or her employment agreement.

Stock Ownership Guidelines

In December 2010, the Board of Directors of the Company approved of stock ownership guidelines for each of the Company’s executive officers and directors. Pursuant to the Company’s stock ownership guidelines, as amended on December 12, 2013, the Company’s executive officers are required to own the following shares of Pinnacle Common Stock within five years of January 1, 2011 or by December 31, 2016:

Title of Executive Officer	Number of Shares of Common Stock
Chief Executive Officer	300,000
President	140,000
Executive Vice Presidents	50,000
Senior Vice Presidents	20,000
Member of Board of Directors	20,000

The following count toward the targeted ownership: (1) shares of Pinnacle Common Stock owned outright; (2) shares of Pinnacle Common Stock held in benefit plans (e.g., 401(k) Plan); (3) vested and/or unvested restricted stock; (4) vested and/or unvested restricted stock units; and (5) phantom stock units. Unexercised options and unearned performance shares do not count toward the targeted ownership. Each of the named executive officers exceeds the targeted ownership pursuant to the stock ownership guidelines.

Hedging, Margin Accounts and Pledging Pinnacle Common Stock

The Company’s insider trading plan prohibits executive officers and directors from hedging their ownership of Pinnacle Common Stock, including transactions in puts, calls, or other derivative instruments related to Pinnacle Common Stock. In addition, the Company’s insider trading plan prohibits executive officers and directors from placing shares of Pinnacle Common Stock in margin accounts and pledging shares of Pinnacle Common Stock.

Risk Assessments

With respect to risk related to compensation matters, the Compensation Committee considers, in establishing and reviewing the Company’s executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Executives’ base salaries are fixed in amount and thus do not encourage risk-taking. Bonuses are capped and are tied to overall corporate performance. A portion of compensation provided to the executive officers is in the form of options, restricted stock units and performance shares that are important to help further align executives’ interests with those of the Company’s stockholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk-taking, as the value of these types of equity awards fluctuate dollar for dollar with the Company’s stock price and do not represent significant downward/upward risk and reward.

Recovery of Incentive Compensation Policy

The Company’s Board of Directors has adopted a policy on recovery of incentive compensation in the event of a financial restatement, also known as a “clawback policy.” The policy provides that the Compensation Committee may take any action to recover all or a portion of any excess bonus paid to an executive officer provided that (1) there is a restatement of the Company’s financial statements for the fiscal year for which a bonus is paid, other than a restatement due to changes in accounting principles or applicable law, and (2) the Compensation Committee determines that the executive officer has received an “excess bonus” for the relevant fiscal year. The amount of the excess bonus shall be equal to the difference between the bonus paid to the executive officer and the payment or grant that would have been made based on the restated financial results. The requirement of an executive officer to repay all or a portion of the excess bonus as determined by the Compensation Committee shall only exist if the Audit Committee has taken steps to consider restating the financials prior to the end of the third year following the year in question.

The Compensation Committee may take such action in its discretion that it determines appropriate to recover all or a portion of the excess bonus if it deems such action appropriate under the facts and circumstances. Such actions may include recovery of all or a portion of such amount from the executive officer from any of the following sources: prior incentive compensation payments, future payments of incentive compensation, cancellation of outstanding equity awards, future equity awards, gains realized on equity awards, and direct repayment by the executive officer.

Retirement and Welfare Benefits

The named executive officers are eligible to participate in all of the Company’s normal retirement, and welfare programs on the same terms as generally available to substantially all of our full-time employees. These include a 401(k) plan and matching contributions, health and disability insurance coverage, and group life insurance programs. In addition, the Company’s named executive officers are covered by the Company’s general health plan applicable to all of the Company’s employees.

In addition to these standard retirement and welfare benefits, the Company provides certain additional savings and benefit programs available to our senior management, which we believe are in the best interest of our stockholders, as they enable us to attract and retain high quality executives and help those executives maintain their focus on the business needs of the Company rather than their own personal financial considerations. During 2014, these additional executive benefits included:

•	An Executive Deferred Compensation Plan, or the Executive Plan; and

•	Financial and Tax Planning

Executive Deferred Compensation Plan

The Executive Deferred Compensation Plan (the “Executive Plan”) allows executive officers to elect to defer a portion of their salary and bonuses each year into a non-qualified deferred compensation account, which is an unsecured obligation of the Company to pay compensation at a later date. This allows the executives to receive tax-deferred savings and appreciation to support their individual retirement needs.

The Compensation Committee has the discretion to change the floating crediting rate for deferrals under the Executive Plan on a prospective basis as of the beginning of any quarter. Amounts that an executive officer elects to defer under the Executive Plan are credited with a floating rate of interest based on average yields on 30-year U.S. treasury bonds, plus two percentage points, not to exceed 8% per annum, compounded quarterly.

Financial and Tax Planning

The Company reimburses certain members of senior management, including the named executive officers, for expenses related to financial or tax assistance and estate planning. Mr. Sanfilippo is entitled to be reimbursed up to $7,500 for related expenses and the other named executives officers are entitled to be reimbursed up to $5,000 for related expenses.

Executive Perquisites

We also provide limited perquisites to our named executive officers. In 2014, the perquisites consisted of the following: (a) financial and tax planning expenses (as discussed above); (b) relocation expenses; and (c) expenses associated with the annual physical examination of the executive and his or her spouse or significant other, which include travel expenses, accommodations and related expenses. In addition, we paid for certain travel expenses associated with Ms. Shanks who lives in Reno, Nevada and commutes to Las Vegas, Nevada, including a corporate apartment and incidental expenses associated with the corporate apartment, use of a Company automobile, airfare and incidental expenses associated with Ms. Shanks traveling to and from Reno, Nevada to our Las Vegas, Nevada offices. The Compensation Committee believes that our named executive officers value the perquisites provided to them and the cost to us of the perquisites is de minimus. Further, Mr. Sanfilippo is entitled to receive a matching contribution up to a maximum aggregate amount of $7,500 per calendar year, pursuant to the Charitable Matching Contributions Program for Directors.

Other Considerations

Impact of Section 162(m)

Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to each of the company’s chief executive officer and the four other most highly compensated officers, except for compensation that is “performance based.” Our general intent is to provide compensation awards to our named executive officers so that most, if not all, awards will be deductible without limitation. However, we may make compensation awards that are not deductible if our best interests so require. In addition, in recent years, we have not had to pay federal income tax due to loss carry-forwards, tax depreciation (particularly from new properties) and financial leverage. We believe that our cash flow from operations will not be subject to current income taxation over the next few years, limiting the impact of Section 162(m) as it related to current compensation practices.

Consideration of Say-on-Pay Vote Results

At the 2014 Annual Meeting of Stockholders, the stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, by 98% of votes cast, excluding abstentions and broker non-votes. The Compensation Committee reviewed and considered the final vote results for that resolution, and we have not made any changes to our executive compensation policies or decisions as a result of the vote. An advisory vote on the compensation of our named executive officers is held annually. Our Board recommends that you vote “FOR” Proposal 2 at the Annual Meeting. For more information, see “Proposal 2 – Advisory Approval of the Compensation of the Company’s Named Executive Officers.”

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.

Compensation Committee

Jaynie Miller Studenmund (Chairwoman)
Stephen C. Comer
Richard J. Goeglein

Summary Compensation Table

The following table sets forth the compensation paid to each of the Company’s named executive officers for the fiscal years ended December 31, 2014, 2013 and 2012, except for Neil E. Walkoff, who was not a named executive officer in 2013 or 2012.

Name and Principal Position	Year	Salary ($) (a)	Bonus ($)	Stock Awards ($) (b)	Option Awards ($) (c)	Non-Equity Incentive Plan Compensation ($) (d)	Change in Nonqualified Deferred Compensation Earnings ($) (e)	All Other Compensation ($) (f)	Total ($)
Anthony M. Sanfilippo Chief Executive Officer	2014	$1,200,000	$—	$4,475,908	$1,424,426	$741,000	$—	$3,900	$7,845,234
	2013	$1,077,689	$—	$3,674,523	$1,086,376	$808,266	$—	$22,538	$6,669,392
	2012	$900,000	$—	$769,953	$970,460	$737,100	$—	$3,875	$3,381,388

Carlos A. Ruisanchez President and Chief Financial Officer	2014	$800,000	$—	$2,595,877	$367,428	$513,000	$—	$3,900	$4,280,205
	2013	$718,149	$—	$1,749,120	$402,357	$430,889	$—	$21,487	$3,322,002
	2012	$600,000	$—	$157,811	$145,569	$453,600	$—	$3,875	$1,360,855

Virginia E. Shanks Executive Vice President and Chief Administrative Officer	2014	$600,000	$—	$1,948,603	$275,616	$342,000	$5,259	$63,896	$3,235,374
	2013	$544,959	$—	$1,316,583	$301,768	$326,976	$3,244	$78,085	$2,571,615
	2012	$465,000	$—	$178,796	$203,797	$351,525	$1,290	$54,808	$1,255,216

John A. Godfrey Executive Vice President, General Counsel and Secretary	2014	$525,000	$—	$1,569,574	$192,940	$299,250	$—	$3,900	$2,590,664
	2013	$504,611	$—	$1,093,563	$218,583	$302,767	$—	$3,875	$2,123,399
	2012	$475,000	$—	$178,796	$203,797	$351,525	$—	$3,875	$1,212,993

Neil E. Walkoff	2014	$525,000	$—	$1,563,791	$192,940	$299,250	$—	$3,900	$2,584,881
Executive Vice President, Operations

(a)	Reflects amounts actually earned in 2014, 2013 and 2012.
(b)	The value in this column represents the aggregate grant date fair value computed in accordance with the FASB ASC Topic 718. For a discussion of valuation assumptions used in calculation of these amounts, see Note 6 to our audited financial statements, included within our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
(c)	The value in this column represents the aggregate grant date fair value computed in accordance with the FASB ASC Topic 718. For a discussion of valuation assumptions used in calculation of these amounts, see Note 6 to our audited financial statements, included within our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
(d)	The amount in this column for each of the named executive officers includes the bonus that he or she earned based on achievement of pre-established performance targets, a portion of which was deferred in restricted stock units to be paid in future years. For a more detailed discussion of these bonuses, see the “— Compensation Discussion and Analysis — Elements of Compensation — Bonuses” section above.
(e)	Amounts reflect the 2014, 2013 and 2012 above-market earnings for contributions into the Executive Deferred Compensation Plan.
(f)	For Messrs. Sanfilippo, Ruisanchez, Godfrey, and Walkoff, All Other Compensation in 2014 consisted of $3,900 in 401(k) matching contributions. For Ms. Shanks, All Other Compensation in 2014 consisted of (1) $3,900 in 401(k) matching contributions; (2) $3,300 in financial planning expenses; (3) $2,509 in airfare and incidental expenses associated with annual physical; (4) $14,224 in airfare and incidental expenses associated with personal travel to the executive’s home; (5) $5,366 for automobile lease and related expenses; and (6) $34,597 for expenses related to the use of the corporate apartment.

Employment Agreements and Other Change of Control Provisions

The Company has entered into employment agreements with the named executive officers. In the discussion of the terms of their employment agreements below, we sometimes refer to them collectively, as the “Executives” and individually, as an “Executive.”

On August 18, 2014, the Company entered into an employment agreement with Anthony M. Sanfilippo for his role as the Company’s Chief Executive Officer and a director of the Company, with an annual base salary of $1,200,000. Mr. Sanfilippo does not receive any compensation for his service as a member of the Board.

Mr. Sanfilippo’s employment agreement provides for an initial term ending August 31, 2019, provided that, commencing on April 30, 2019 and as of April 30 of each year thereafter, his employment agreement shall renew automatically for successive one-year periods, unless either party gives notice of non-renewal at least 120 days before the next renewal date. In connection with the employment agreement, Mr. Sanfilippo received a grant of 100,000 restricted stock units that vest 100% on the third anniversary of the date of the employment agreement. Mr. Sanfilippo also received a grant of a non-qualified stock option covering 50,000 shares of the Company’s Common Stock, of which 50% vests on the fourth anniversary of the date of the employment agreement and 50% vests on the fifth anniversary of the date of the employment agreement.

On October 13, 2014, the Company entered into an employment agreement with Carlos A. Ruisanchez, the Company’s President and Chief Financial Officer, Virginia E. Shanks, the Company’s Executive Vice President and Chief Administrative Officer, John A. Godfrey, Executive Vice President, General Counsel and Secretary, and Neil E. Walkoff, Executive Vice President, Operations. Pursuant to the employment agreements, Mr. Ruisanchez shall earn an annual base salary of $800,000, Ms. Shanks shall earn an annual base salary of $600,000, and Messrs. Godfrey and Walkoff shall earn an annual base salary of $525,000. The employment agreements provide for an initial term ending October 31, 2017, provided that, commencing on June 30, 2017 and as of June 30 of each year thereafter, the employment agreements shall renew automatically for successive one-year periods, unless either party gives notice of non-renewal at least 120 days before the next renewal date. In connection with the employment agreements, each of the Executives received a grant of the following number of restricted stock units that vest 100% on the third anniversary of the Effective Date of the employment agreements: Mr. Ruisanchez, 80,000, Ms. Shanks, 60,000 and Messrs. Godfrey and Walkoff, 50,000 each.

On December 16, 2014, the Company entered into amendments to the employment agreements with Messrs. Sanfilippo and Ruisanchez and Ms. Shanks to increase the target and maximum bonus percentages under their respective employment agreements, effective as of January 1, 2015. Mr. Sanfilippo’s target bonus percentage was increased from 100% to 150% and his maximum bonus percentage was increased from 200% to 300%. Mr. Ruisanchez’s target bonus percentage was increased from 90% to 100% and his maximum bonus percentage was increased from 180% to 200%. Ms. Shanks’ target bonus percentage was increased from 80% to 90% and her maximum bonus percentage was increased from 160% to 180%.

Bonus Eligibility

The table below sets forth information about the Executives’ eligibility for bonuses under the terms of their respective employment agreements. The parties to the employment agreements contemplate that the setting of the targets and goals and the payment of bonuses described below shall be done in such a manner as to qualify such bonuses as “performance based” compensation under Section 162(m) of the Code. The bonus percentages in the tables below reflect the increased bonus percentages, discussed above.

Name	Bonus Eligibility
Anthony M. Sanfilippo

•    Targeted annual bonus of 150% of annual base salary based upon meeting performance targets developed by the Compensation Committee; and

•    An upside potential for the annual bonus to be not less than 300% of the annual base salary if the maximum performance goals are satisfied.

Carlos A. Ruisanchez

•    Targeted annual bonus of 100% of annual base salary based upon meeting performance targets developed by the Compensation Committee; and

•    An upside potential for the annual bonus to be not less than 200% of the annual base salary if the maximum performance goals are satisfied.

Virginia E. Shanks

•    Targeted annual bonus of 90% of annual base salary based upon meeting performance targets developed by the Compensation Committee; and

•    An upside potential for the annual bonus to be not less than 180% of the annual base salary if the maximum performance goals are satisfied.

John A. Godfrey, and Neil E. Walkoff

•    Targeted annual bonus of 80% of annual base salary based upon meeting performance targets developed by the Compensation Committee; and

•    An upside potential for the annual bonus to be not less than 160% of the annual base salary if the maximum performance goals are satisfied.

All of the Executives

•    Eligible to receive special bonuses, in addition to his or her annual bonus, in the discretion of the Board or the Compensation Committee.

•    Bonuses earned may be paid in cash, restricted stock, or a combination thereof, as determined in the Company’s discretion.

Payments and Benefits upon Termination; Treatment of Equity Grants–Generally

In general, if an Executive’s employment is terminated (regardless of the reason therefor), the Company shall pay or cause to be paid to such Executive all accrued but unpaid annual base salary and bonus and any compensation previously voluntarily deferred by such Executive, and all benefits provided to such Executive under his or her employment agreement shall cease, except as otherwise required by applicable law or the terms of the applicable employment agreement. In addition, the Executives shall be entitled to receive a prorated annual bonus for the year of termination, except in the case of termination for “cause.”

Except in the event an Executive’s employment is terminated by the Company for “cause” or by the Executive without “good reason,” the Executive shall be entitled to receive continuation of health benefits coverage for the Executive and his or her dependents and disability insurance coverage for the Executive for 24 months following termination or, if earlier, until the Executive and his or her dependents become covered or eligible for coverage under another group health plan or group disability plan, subject to certain pre-existing condition limitations. During the applicable period, the Company shall pay any applicable premiums on such coverage on behalf of the Executive, provided that, in the event such premium payment by the Company results in a violation of applicable law, the Company shall pay to the Executive or the Executive’s estate, as applicable, a fully taxable monthly amount that, after the payment of all applicable taxes by the Executive or the Executive’s estate, is equal to the total monthly premiums payable for such coverage.

The Executives’ employment agreements provide that, in the event of an Executive’s employment with the Company is terminated for any reason other than (i) termination by the Executive without “good reason” or (ii) termination by the Company for “cause,” all vested equity awards that contain exercise periods shall terminate on the earlier of (a) the expiration of their stated terms or (b) two (2) years after the termination of his employment with the Company. In the event of an Executive’s employment is terminated by the Executive without “good reason,” all vested equity awards shall terminate on the earlier of the expiration of the stated term or eighteen (18) months after the termination. In the event of an Executive’s employment is terminated by the Company for “cause,” all vested equity awards shall terminate on the earlier of the expiration of the stated term or thirty (30) days after the termination. Other than in the event an Executive’s employment is terminated by the Company without “cause” or by the Executive for “good reason,” in each case within 24 month following a change of control, the post-termination survival of unexercised and/or unpaid equity awards is dependent on the Executive’s compliance with certain restrictive covenants in the employment agreement, including non-competition, no-hire-away, and non-solicitation covenants. Further, unvested equity awards shall terminate on the termination of an Executive’s employment with the Company, except as otherwise provided under the applicable terms, if any, of the equity plan, the equity award agreements or the employment agreements.

The Executives may be entitled to receive additional payments or benefits, or the consequences of termination of employment described above may be subject to change, depending on the circumstances under which an Executive’s employment is terminated, as further described below under the headings “Payments and Benefits upon Termination by the Company without Cause or by the Executive for Good Reason, Other than upon Change of Control,” “Payments and Benefits upon Termination by the Company without Cause or by the Executive for Good Reason upon a Change of Control” and “Payments and Benefits upon Termination Due to Death or Disability.”

Payments and Benefits upon Termination by the Company for Cause or by the Executive without Good Reason

If an Executive’s employment is terminated by the Company for Cause or by such Executive without “good reason,” such Executive shall not be entitled to receive any payments or benefits other than as specified above under the heading “Payments and Benefits upon Termination; Treatment of Equity Grants – Generally.”

Payments and Benefits upon Termination by the Company without Cause or by the Executive for Good Reason, Other than upon a Change of Control

If an Executive’s employment is terminated by the Company without “cause” or by such Executive for “good reason” other than within 24 months following a Change of Control, the following shall apply:

•	Such Executive shall be entitled to receive the payments and benefits specified above under the heading “Payments and Benefits upon Termination; Treatment of Equity Grants – Generally.”

•

Such Executive shall be entitled to receive an amount equal to 150% of the sum of (a) such Executive’s annual base salary in effect on the date of termination and (b) the average annual bonus paid to such Executive in the three years before termination. The salary component shall be paid in monthly installments over 18 months in accordance with the Company’s regular salary payment schedule, and the bonus component shall be paid in two equal annual installments on the first and second anniversaries of the termination of employment.

•

In addition, with respect to all outstanding equity awards that do not contain performance-based vesting conditions, the portion of such equity awards that would have become vested and/or exercisable during the eighteen months following the date of termination shall continue to vest as if the Executive’s employment had not terminated, except that, with respect to the Employment Agreement RSUs, if the date of termination is prior to the third anniversary of the date of the Executive’s employment agreement, then a prorated portion of the Employment Agreement RSUs shall vest immediately based on the number of days from the date of the Executive’s employment agreement up to but not including the date of the Executive’s termination divided by 1,096.

•

With respect to any of Mr. Sanfilippo’s outstanding performance-based equity awards, Mr. Sanfilippo shall be entitled to participate in such performance-based awards on a prorated basis at the end of the applicable performance period (with such determination to be based on actual performance through the applicable performance period), and such prorated portion shall be based on (i) the number of full months employed by Mr. Sanfilippo during the applicable performance period plus eighteen months of continued accrual service credit following the date of termination of employment (or if shorter, through the end of the performance period) divided by (ii) the number of full months in the performance period.

•

With respect to any other outstanding performance-based equity awards, the Executive (other than Mr. Sanfilippo who is discussed above) shall be entitled to participate in such performance-based awards on a prorated basis at the end of the applicable performance period (with such determination to be based on actual performance through the applicable performance period), and such prorated portion shall be based on (i) the number of full months the Executive was employed during the applicable performance period divided by (ii) the number of full months in the performance period.

Payments and Benefits upon Termination by the Company without Cause or by the Executive for Good Reason upon a Change of Control

If an Executive’s employment is terminated by the Company without “cause” or by such Executive for “good reason” at the time of or within 24 months after a change of control, the following shall apply:

•	Such Executive shall be entitled to receive the payments and benefits specified above under the heading “Payments and Benefits upon Termination; Treatment of Equity Grants–Generally.”

•

Such Executive shall be entitled to receive an amount equal to 200% of the sum of (a) such Executive’s annual base salary in effect on the date of termination and (b) the target bonus for the year of termination, payable in a lump sum as soon as practicable but in no event more than 30 days after the termination of employment.

•

In addition to those already vested, any unvested equity awards and any unvested replacement equity awards that may have been granted to such Executive to replace unvested equity awards that expired by their terms in connection with a change of control, shall become fully vested and may be exercised immediately by such Executive and, with respect to performance-based equity awards, all such awards shall be considered to be earned at target levels and payable as of the termination of Executive’s employment. To the extent that any unvested equity awards terminate by their terms at the time of or in connection with a change of control and replacement equity awards of at least equivalent value are not granted to an Executive, the Executive shall receive, as additional cash severance at the time of termination, the consideration paid by the acquiring person for the securities underlying the unvested expired equity awards at the time of the change of control less, to the extent applicable, (a) the exercise price or other consideration payable by the Executive for the equity awards and (b) the value of any replacement equity awards realized by the Executive through or as a result of such termination.

Payments and Benefits upon Termination Due to Death or Disability

If an Executive dies or the Company terminates the Executive’s employment due to disability, the following shall apply:

•

Such Executive, the Executive’s estate, or the Executive’s dependents, as applicable, shall be entitled to receive the payments and benefits specified above under the heading “Payments and Benefits upon Termination; Treatment of Equity Grants–Generally.”

•

With respect to all outstanding equity awards that do not contain performance-based vesting conditions, such equity awards shall become fully vested and immediately exercisable by such Executive or the Executive’s estate, as applicable. With respect to any outstanding performance-based equity awards, all such performance-based awards shall continue to vest and/or be paid on the schedule set forth in the applicable award agreement as if the Executive’s employment had not terminated.

Additional Terms

Under certain circumstances, any payment on account of termination of an Executive’s employment which is deemed to be “deferred compensation” under Internal Revenue Code Section 409A will be delayed for six months after the termination, except in the case of such Executive’s death.

It is a condition to an Executive’s right to receive severance payments and benefits under such Executive’s employment agreement that the Executive execute a general release in favor of the Company and its affiliates. In addition, certain non-competition, no-hire-away, and non-solicitation covenants apply to the Executives for specified periods following the termination of employment under certain circumstances.

The employment agreements of the Executives contain a “best net” provision in the event any payment or benefit to be paid or made payable to an Executive or for his or her benefit under his or her employment agreement on a “change of control” (within the meaning of Section 280G of the Code) constitutes an “excess parachute payment” (within the meaning of Section 280G and 4999 of the Code). Under the employment agreements, if the excise tax is triggered, then the payments or benefits received under the employment agreement shall be reduced to the extent necessary to avoid triggering the excise tax, unless the Executive would have a more favorable after-tax result by receiving the unreduced payments and benefits and paying the excise tax himself or herself, without a gross-up from the Company. Accordingly, the amounts payable under the employment agreements of the Executives set forth below may be reduced.

Termination by the Company without Cause or by the Executive for Good Reason, Other than upon a Change of Control

The following table sets forth the amounts payable under the employment agreements of the Executives in the event of a termination by the Company without “cause” or by the Executive for “good reason” other than in connection with a change of control. The amounts in the table assume that the triggering event took place on December 31, 2014. The closing price of Pinnacle Common Stock on December 31, 2014 was $22.25.

Name	Cash Severance ($) (a)	Value of Equity Awards that have Accelerated Vesting ($) (b)	Value of Benefits Continuation ($) (c)	Total ($)
Anthony M. Sanfilippo	$5,407,244	$7,508,078	$33,413	$12,948,735
Carlos A. Ruisanchez	$2,958,510	$2,054,401	$37,372	$5,050,283
Virginia E. Shanks	$2,424,948	$1,185,303	$37,372	$3,647,623
John A. Godfrey	$1,962,715	$995,777	$19,664	$2,978,156
Neil E. Walkoff	$1,838,309	$966,983	$37,372	$2,842,664

(a)	These amounts include cash severance payments mandated by each Executive’s employment agreement (including the increased bonus potential pursuant to amendments to Messrs. Sanfilippo and Ruisanchez and Ms. Shank’s employment agreements) and, in the case of Ms. Shanks, amounts deferred under the Executive Deferred Compensation Plan.
(b)	Options having an exercise price in excess of the closing market price of Pinnacle Common Stock on December 31, 2014 are not included in the value of equity grants that have accelerated vesting.
(c)	These amounts are estimates based on current costs for the continuation of health and disability benefits and current base salary.

Termination by the Company without Cause or by the Executive for Good Reason upon a Change of Control

The following table sets forth the amounts payable under the employment agreements of the Executives in the event of a termination by the Company without “cause” or by the Executive for “good reason” at the time of or within 24 months after a change of control. The amounts in the table assume that the triggering event took place on December 31, 2014. The closing price of Pinnacle Common Stock on December 31, 2014 was $22.25.

Name	Cash Severance ($) (a)	Value of Equity Awards that have Accelerated Vesting ($) (b)	Value of Benefits Continuation ($) (c)	Total ($)
Anthony M. Sanfilippo	$7,800,000	$10,501,848	$33,413	$18,335,261
Carlos A. Ruisanchez	$4,000,000	$4,825,913	$37,372	$8,863,285
Virginia E. Shanks	$3,047,614	$3,264,037	$37,372	$6,349,023
John A. Godfrey	$2,310,000	$2,688,084	$19,664	$5,017,748
Neil E. Walkoff	$2,310,000	$2,659,290	$37,372	$5,006,662

(a)	These amounts include cash severance payments mandated by each Executive’s employment agreement (including the increased bonus potential pursuant to amendments to Messrs. Sanfilippo and Ruisanchez and Ms. Shank’s employment agreements) and, in the case of Ms. Shanks, amounts deferred under the Executive Deferred Compensation Plan.
(b)	Options having an exercise price in excess of the closing market price of Pinnacle Common Stock on December 31, 2014 are not included in the value of equity grants that have accelerated vesting.

(c)	These amounts are estimates based on current costs for the continuation of health and disability benefits and current base salary.

Termination due to Death or Disability

The following table sets forth the amounts payable under the employment agreements of the Executives in the event of a termination due to death or disability. The amounts in the table assume that the termination took place on December 31, 2014. The closing price of Pinnacle Common Stock on December 31, 2014 was $22.25.

Name	Cash Severance ($) (a)	Value of Equity Awards that have Accelerated Vesting ($) (b)	Value of Benefits Continuation ($) (c)	Total ($)
Anthony M. Sanfilippo	$1,800,000	$10,501,848	$33,413	$12,335,261
Carlos A. Ruisanchez	$800,000	$4,825,913	$37,372	$5,663,285
Virginia E. Shanks	$767,614	$3,264,037	$37,372	$4,069,023
John A. Godfrey	$420,000	$2,688,084	$19,664	$3,127,748
Neil E. Walkoff	$420,000	$2,659,290	$37,372	$3,116,662

(a)	These amounts include cash severance payments mandated by each Executive’s employment agreement (including the increased bonus potential pursuant to amendments to Messrs. Sanfilippo and Ruisanchez and Ms. Shank’s employment agreements) and, in the case of Ms. Shanks, amounts deferred under the Executive Deferred Compensation Plan.
(b)	Options having an exercise price in excess of the closing market price of Pinnacle Common Stock on December 31, 2014 are not included in the value of equity grants that have accelerated vesting.
(c)	These amounts are estimates based on current costs for the continuation of health and disability benefits and current base salary.

Executive Deferred Compensation Plan

In 2000, we adopted the Executive Deferred Compensation Plan (the “Executive Plan”), which allows certain of our highly compensated employees to defer, on a pre-tax basis, a portion of their base annual salaries and bonuses. The Executive Plan is administered by the Compensation Committee, and participation in the Executive Plan is limited to employees who are (i) determined by us to be includable within a select group of employees, (ii) subsequently chosen from the select group, and (iii) approved by the Compensation Committee.

Under the Executive Plan, a participating employee may elect to defer up to 75% of his or her salary for the next year, and up to 90% of his or her bonus for the next year. Any such deferred compensation is credited to a deferral contribution account. A participating employee is at all times fully vested in his or her deferred contributions, as well as any appreciation or depreciation attributable thereto. Amounts that a participating employee elects to defer under the Executive Plan are credited with a floating rate of interest based on average yields on 30-year U.S. treasury bonds, plus two percentage points, not to exceed 8% per annum, compounded quarterly. The Compensation Committee has the discretion to change the crediting rate for deferrals under the Executive Plan on a prospective basis as of the beginning of any quarter. The Executive Plan was amended and restated effective December 27, 2004 and December 31, 2007 to cause these distribution terms and other plan provisions to comply with Section 409A of the Code (“Section 409A”), and to make certain other changes in the Executive Plan.

In general, distributions under the Executive Plan are payable upon termination (before the participating employee qualifies for retirement), retirement, death, disability and upon the occurrence of a financial emergency. A participating employee will also receive distributions upon a change in control of the Company, to the extent permitted under Section 409A. When making an election to defer salary and bonus, a participating employee can specify that the amounts deferred will be paid on certain dates at least two years after the amounts are deferred or at retirement.

The Executive Plan was further amended March 1, 2011, effective January 1, 2011, to permit the deferral of compensation in the form of restricted stock units, to be distributed upon the elected or predetermined distribution date in the form of a whole number of shares, with any fractional unit to be paid in cash. These provisions coordinate with the Company’s 2005 Plan to allow for the payment of annual bonuses in the form of restricted stock units, which are deferred under the Executive Plan, and vested and distributed on such dates as determined by the Compensation Committee on the date of grant.

Non-Qualified Deferred Compensation Table

The following table shows the deferred compensation activity for our named executive officers for the Executive Plan during the fiscal year ended December 31, 2014. Ms. Shanks was the only named executive officers to participate in the Executive Plan during the fiscal year ended December 31, 2014.

Name	Executive Contributions in Last FY ($) (a)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($) (b)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Virginia E. Shanks	$59,769	$0	$10,527	$0	$227,614

(a)	The amount shown in the “Executive Contributions in Last FY” is reported as compensation in the fiscal year ended December 31, 2014 in the Summary Compensation Table for Ms. Shanks.

(b)	The amount shown in “Aggregate Earnings in Last FY” which is reported as compensation in the fiscal year ended December 31, 2014 in the Summary Compensation Table for Ms. Shanks is $5,259.

2005 Equity and Performance Incentive Plan

We adopted our 2005 Equity and Performance Incentive Plan (“2005 Plan”) in April 2005. Our stockholders approved the 2005 Plan at our annual meeting of stockholders in May 2005 and approved subsequent amendments in May 2008, May 2010, May 2012 and May 2013. Our 2005 Plan expired pursuant to its terms on April 1, 2005. Awards under the 2005 Plan consisted of options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, dividend equivalents or any combination of the foregoing. The Company has proposed that stockholder approve the 2015 Equity and Performance Incentive Plan (the “2015 Plan”), which is included as Proposal 4 on the WHITE Proxy Card. Provided stockholders approve the 2015 Plan, awards under the 2015 Plan may consisted of options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, dividend equivalents or any combination of the foregoing.

Prior to its expiration, the 2005 Plan was administered by our Compensation Committee. The Compensation Committee had broad discretion and power in administering the 2005 Plan, in determining which of our employees, directors, and consultants could participate, and the terms of individual awards. The 2005 Plan had a ten year term.

Performance awards under the 2005 Plan were for awards that provide payments determined by the achievement of performance goals over a performance period. The Compensation Committee determined the relevant performance goals and the performance period. The performance goals were based on the attainment of specified levels of, or growth of, one or any combination of (or a formula based on) modified calculations of certain specified factors. The eligible factors included: net sales; pretax income before or after allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the shares or any of our other publicly-traded securities; market share; gross profits; earnings before taxes; earnings before interest and taxes; EBITDA; an adjusted formula of EBITDA; economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of Pinnacle or any affiliate, division or business unit of Pinnacle for or within which the participant is primarily employed.

Grant of Plan-Based Awards

The following table provides information regarding our grant of plan-based awards made to each named executive officer in 2014.

Name	Grant Date (a)	Date of Compensation Committee Action	Estimated Future Payouts Under Non-equity Incentive Plan Awards (b)			Estimated Future Payouts Under Equity Incentive Plan Awards (c)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (d)	Grant Date Fair Value of Stock and Option Awards (e)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Anthony M. Sanfilippo	—	—	$600,000	$1,200,000	$2,400,000
	2/28/2014	—				18,661	46,652	93,304	—	—	—	$1,236,073
	2/28/2014	—							13,338	—	—	$324,113
	5/20/2014	5/19/2014							23,640	—	—	$556,722
	5/20/2014	5/19/2014								110,760	$23.55	$992,111
	8/18/2014	—							100,000	—	—	$2,359,000
	8/18/2014	—								50,000	$23.59	$432,315
Carlos A. Ruisanchez	—	—	$360,000	$720,000	$1,440,000
	2/28/2014	—				6,912	17,279	34,558	—	—	—	$457,817
	2/28/2014	—							7,111	—	—	$172,797
	5/20/2014	5/19/2014							8,750	—	—	$206,063
	5/20/2014	5/19/2014								41,020	$23.55	$367,428
	10/13/2014	10/06/2014							80,000	—	—	$1,759,200
Virginia E. Shanks	—	—	$240,000	$480,000	$960,000
	2/28/2014	—				5,184	12,959	25,918	—	—	—	$343,356
	2/28/2014	—							5,396	—	—	$131,123
	5/20/2014	5/19/2014							6,570	—	—	$154,724
	5/20/2014	5/19/2014								30,770	$23.55	$275,616
	10/13/2014	10/06/2014							60,000	—	—	$1,319,400
John A. Godfrey	—	—	$210,000	$420,000	$840,000
	2/28/2014	—				3,628	9,071	18,142	—	—	—	$240,342
	2/28/2014	—							4,996	—	—	$121,403
	5/20/2014	5/19/2014							4,600	—	—	$108,330
	5/20/2014	5/19/2014								21,540	$23.55	$192,940
	10/13/2014	10/06/2014							50,000	—	—	$1,099,500
Neil E. Walkoff	—	—	$210,000	$420,000	$840,000
	2/28/2014	—				3,628	9,071	18,142	—	—	—	$240,342
	2/28/2014	—							4,758	—	—	$115,619
	5/20/2014	5/19/2014							4,600	—	—	$108,330
	5/20/2014	5/19/2014								21,540	$23.55	$192,940
	10/13/2014	10/06/2014							50,000	—	—	$1,099,500

(a)	All of the grants of stock awards and option awards presented above were made pursuant to the 2005 Plan.
(b)	As discussed in the “Compensation Discussion and Analysis” section above, the following bonuses were awarded under the 2014 Annual Incentive Plan adopted pursuant to the 2005 Plan: (i) for Mr. Sanfilippo, $1,140,000, of which $741,000 was paid in cash and $399,000 was paid in restricted stock units; (ii) for Mr. Ruisanchez, $684,000, of which $513,000 was paid in cash and $171,000 was paid in restricted stock units; (iii) for Ms. Shanks, $456,000, of which $342,000 was paid in cash and $114,000 was paid in restricted stock units; (iv) for Mr. Godfrey, $399,000, of which $299,250 was paid in cash and $99,750 was paid in restricted stock units; and (v) for Mr. Walkoff, $399,000, of which $299,250 was paid in cash and $99,750 was paid in restricted stock units.
(c)	Each of the named executive officers received grants of performance shares at target amounts shown above.
(d)	The exercise price reflected in this column is the closing price of Pinnacle Common Stock on the date of grant.
(e)	The amounts shown in this column reflect the grant date fair value of each equity award computed in accordance with the FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding equity award grants held at December 31, 2014 by each named executive officer.

	Option Awards (a)					Stock Awards (b)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#) (d)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Vested ($) (c)
Anthony M. Sanfilippo	520,000	130,000	(e)	$8.64	3/14/2020
	100,000	100,000	(f)	$9.66	5/22/2019
	26,341	79,025	(g)	$20.90	5/21/2020
	—	110,760	(h)	$23.55	5/20/2021
	—	50,000	(i)	$23.59	8/18/2024
						15,000	(f)	$333,750
						19,863	(g)	$441,952
						23,640	(h)	$525,990
						100,000	(j)	$2,225,000
									21,187	(k)	$471,411
									29,426	(l)	$654,729
									18,661	(m)	$415,207

Carlos A. Ruisanchez	200,000	—		$11.35	8/01/2018
	60,000	15,000	(n)	$7.67	3/01/2020
	180,000	60,000	(o)	$13.14	3/28/2018
	15,000	15,000	(f)	$9.66	5/22/2019
	9,756	29,268	(g)	$20.90	5/21/2020
	—	41,020	(h)	$23.55	5/20/2021
						7,357	(g)	$163,693
						8,750	(h)	$194,688
						80,000	(p)	$1,780,000
									7,847	(k)	$174,596
									19,618	(l)	$436,501
									6,912	(m)	$153,792

Virginia E. Shanks	100,000	—		$11.15	10/02/2017
	15,000	5,000	(q)	$14.25	5/24/2018
	21,000	21,000	(f)	$9.66	5/22/2019
	7,317	21,951	(g)	$20.90	5/21/2020
	—	30,770	(h)	$23.55	5/20/2021
						2,500	(f)	$55,625
						5,518	(g)	$122,776
						6,570	(h)	$146,183
						60,000	(p)	$1,335,000
									5,885	(k)	$130,941
									14,713	(l)	$327,364
									5,184	(m)	$115,344

John A. Godfrey	50,000	—		$16.92	5/16/2015
	70,000	—		$14.68	5/20/2018
	20,000	—		$11.13	7/30/2018
	60,000	15,000	(n)	$7.67	3/01/2020
	21,000	7,000	(q)	$14.25	5/24/2018
	21,000	21,000	(f)	$9.66	5/22/2019
	5,300	15,900	(g)	$20.90	5/21/2020
	—	21,540	(h)	$23.55	5/20/2021
						700	(q)	$15,575
						2,500	(f)	$55,625
						4,050	(g)	$90,113
						4,600	(h)	$102,350
						50,000	(p)	$1,112,500
									4,273	(k)	$95,074
									12,874	(l)	$286,447
									3,628	(m)	$80,723
Neil E. Walkoff	60,000	—		$10.36	8/23/2017
	15,000	5,000	(q)	$14.25	5/24/2018
	21,000	21,000	(f)	$9.66	5/22/2019
	5,300	15,900	(g)	$20.90	5/21/2020
	—	21,540	(h)	$23.55	5/20/2021
						500	(q)	$11,125
						2,500	(f)	$55,625
						4,050	(g)	$90,113
						4,600	(h)	$102,350
						50,000	(p)	$1,112,500
									4,273	(k)	$95,074
									12,874	(l)	$286,447
									3,628	(m)	$80,723

(a)	The option awards were granted pursuant to the Company’s 2005 Plan, as well as certain options granted outside of the stockholder approved plans (see the Equity Compensation Plan Information at Fiscal Year-End table below).
(b)	The stock awards consist of (i) restricted stock units and (ii) performance shares granted pursuant to the Company’s 2005 Plan.
(c)	The market value of stock awards reported in the columns above were computed by multiplying $22.25, the closing market price of Pinnacle’s stock at December 31, 2014, by the number of shares of stock awarded.
(d)	The number of performance shares shown above is based on achieving the threshold performance goals as set forth in the equity incentive plans.
(e)	The vesting date is March 14, 2015.
(f)	The vesting dates are May 22, 2015 and May 22, 2016.
(g)	The vesting dates are May 21, 2015, May 21, 2016 and May 21, 2017.
(h)	The vesting dates are May 20, 2015, May 20, 2016, May 20, 2017 and May 20, 2018.
(i)	The vesting dates are August 18, 2018 and August 18, 2019.
(j)	The vesting date is August 18, 2017.
(k)	The vesting date is December 31, 2015.
(l)	The vesting date is August 31, 2016.
(m)	The vesting date is December 31, 2016.
(n)	The vesting date is March 1, 2015.
(o)	The vesting date is March 28, 2015.
(p)	The vesting date is October 13, 2017.
(q)	The vesting date is May 24, 2015.

Option Exercises and Stock Vested

The following table provides information regarding the exercise of options and vesting of restricted stock units during the fiscal year ended December 31, 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (a)	Value Realized on Vesting ($)
Anthony M. Sanfilippo	—	—	27,459	$638,608
Carlos A. Ruisanchez	—	—	16,951	$396,572
Virginia E. Shanks	—	—	20,405	$489,435
John A. Godfrey	50,000	$485,250	15,684	$370,964
Neil E. Walkoff	—	—	12,858	$299,722

(a)	The named executive officers were granted the following restricted stock units as a part of their 2013 bonus, which vested on December 31, 2014: (1) Mr. Sanfilippo, 13,338 restricted stock units; (2) Mr. Ruisanchez, 7,111 restricted stock units; (3) Ms. Shanks, 5,396 restricted stock units; (4) Mr. Godfrey, 4,996 restricted stock units; and (5) Mr. Walkoff, 4,758 restricted stock units. Pursuant to the restricted stock unit agreements with each of the named executive officers described in this footnote (a), the issuance of the shares underlying the restricted stock units shall be deferred until January 1, 2017.

Equity Compensation Plan Information at Fiscal Year-End

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders
Stock Options and Other Awards(a)	6,404,026	$15.73	392,696
Directors Plan(c)	128,974	—	204,130

Total	6,533,000		596,826
Equity compensation plans not approved by security holders (e)	1,324,000	$13.17	—

Total	7,857,000	$15.17	596,826

(a)	Consists of:

•	shares of Pinnacle Common Stock to be issued upon the exercise of 4,342,128 options granted pursuant to the Company’s 2005 Plan and the Company’s 2002 stock option plan; and

•

shares of Pinnacle Common Stock to be issued upon the vesting of 1,535,940 restricted stock unit awards, 5,636 phantom stock unit awards and 520,322 performance share awards, pursuant to the Company’s 2005 Plan.

(b)	The weighted average exercise price in this column does not take into account restricted stock unit awards, phantom stock unit awards and performance share awards, pursuant to the Company’s 2005 Plan or under the outside the 2005 Plan equity grants.

(c)	Consists of shares of Pinnacle Common Stock credited to directors’ deferred compensation accounts to be issued pursuant to the Directors Plan, described under “Director Compensation—Amended and Restated Directors Deferred Compensation Plan” above. All such shares are fully vested and payable upon cessation of service as a director.

(d)	Consists of:

•

200,000 shares of Pinnacle Common Stock subject to options granted to Carlos Ruisanchez in 2008 and 650,000 shares of Pinnacle Common Stock subject to options granted to Anthony M. Sanfilippo in 2010. The options granted to Messrs. Ruisanchez and Sanfilippo were granted as an inducement to employment. The exercise price of the options granted to Mr. Ruisanchez is $11.35 and the options vested over a four-year period. The options expire on August 1, 2018, subject to certain termination events as governed by award agreement for the options and Mr. Ruisanchez’s employment agreement. The exercise price of the options granted to Mr. Sanfilippo is $8.64, and the options vested over a five-year period as of March 14, 2015. The options expire on March 14, 2020, subject to certain termination events as governed by the award agreement for the options and Mr. Sanfilippo’s employment agreement.

•

376,500 shares of Pinnacle Common Stock issuable upon the exercise of options and 97,500 shares of Pinnacle Common Stock issuable upon the vesting of restricted stock units granted to certain employees of Ameristar. The options and restricted stock units were granted on August 13, 2013 as an inducement to employment. The options have an exercise price of $21.96, vest over four years and expire on August 13, 2020, subject to certain termination events as governed by the grant of options and restricted stock units and the employment agreements with the employees, if any. The restricted stock units vest over four years.

On April 1, 2015, our 2005 Plan expired pursuant to its terms and the 2002 stock option plan has been cancelled when the 2005 Plan was approved by stockholders. Pursuant to Proposal 4, we are seeking stockholder approval of the Company’s new 2015 Plan. Assuming Proposal 4 is approved by stockholders, the stock option and restricted stock unit grants described in footnote (a) and (d) above, also continue in effect, and such shares will be authorized for issuance under the 2015 Plan in the event of forfeiture, expiration or termination without issuance of shares.

PROPOSAL 2

ADVISORY APPROVAL OF THE COMPENSATION OF THE

COMPANY’S NAMED EXECUTIVE OFFICERS

(Item No. 2 on WHITE Proxy Card)

We are asking stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in this Proxy Statement. We urge stockholders to read the “Compensation Discussion and Analysis” beginning on page 26 of this Proxy Statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation table and other related compensation tables and narrative, appearing on pages 26 through 51, which provide detailed information on the compensation of our named executive officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers reported in this Proxy Statement has contributed to the Company’s recent and long-term success.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, the Company is asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Pinnacle Entertainment, Inc.’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors, whether or not the resolution is approved. Although non-binding, the Board and the Compensation Committee will review and consider the voting results in their entirety when making future decisions regarding our executive compensation program.

We have determined that our stockholders should cast an advisory vote on the compensation of our named executive officers on an annual basis. Unless this policy changes, the next advisory vote on the compensation of our named executive officers will be at the 2016 Annual Meeting of Stockholders.

Required Vote

Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Item No. 3 on WHITE Proxy Card)

We are asking stockholders of the Company to ratify the appointment of Ernst & Young LLP as our auditors for 2015.

Background

The Audit Committee has appointed Ernst & Young LLP to audit the Company’s consolidated financial statements for the 2015 fiscal year and to audit the effectiveness of the Company’s internal control over financial reporting as of December 31, 2015. This appointment is being presented to stockholders for ratification at the Annual Meeting. Stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. The Company is submitting the appointment of Ernst & Young LLP to stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.

Required Vote

The action of the Audit Committee in appointing Ernst & Young LLP as the Company’s independent auditors for the 2015 fiscal year will be ratified upon the approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2015 FISCAL YEAR.

Audit and Related Fees

Fees Paid to Independent Auditors

The following table sets forth the fees billed to us for professional audit services rendered by Ernst & Young LLP for the years ended December 31, 2014, and December 31, 2013.

Fee Category	2014	2013
Audit Fees	$2,518,199	$3,724,387
Audit-Related Fees	$141,350	$363,900
Tax Fees	$1,210,058	$477,028
All Other Fees	—	—

Total All Fees	$3,869,607	$4,565,315

Audit Fees

Audit Fees relate to professional services rendered by Ernst & Young LLP for 2014 and 2013, in connection with reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, certain procedures in connection with registration statements and prospectus supplements and other offering documents, and the audit of the Company’s financial statements and effectiveness of internal control over financial reporting (as required by the Sarbanes-Oxley Act).

Audit-Related Fees

Audit-Related Fees relate to professional services rendered by Ernst & Young LLP in connection with assurance or related services (such as employee benefit plan audits, internal control reviews, attest services that are not required by statute or regulation) rendered in 2014 and 2013 that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

Tax fees relate to tax compliance and tax advice and planning service rendered by Ernst & Young LLP for 2014 and 2013.

All Other Fees

Except as described above, Ernst & Young LLP did not bill the Company for any fees for, or deliver or render to the Company, any other products or services in 2014 or 2013.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted formal policies and procedures with regard to the approval of all professional services provided to the Company by Ernst & Young LLP. The Audit Committee may delegate pre-approval authority to one or more of its members and the Audit Committee delegated this pre-approval authority to the Chairman of the Audit Committee. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the fees described in the table above were pre-approved by the Audit Committee (or its delegate) in 2014. The Audit Committee (or its delegate) pre-approves services either by: (1) approving a request from management describing a specific project at a specific fee or rate, or (2) by pre-approving certain types of services that would comprise the fees within each of the above categories at usual and customary rates. The percentage of hours expended to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than Ernst & Young LLP’s full time, permanent employees was 0%.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2014, and the notes thereto.

Review with Management

Management is responsible for preparing the Company’s financial statements and the reporting process, including the system of internal control. The Audit Committee, in its oversight role, has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2014 and the notes thereto.

Review and Discussions with Independent Accountants

The Audit Committee has discussed with Ernst & Young LLP (“E&Y”), the Company’s independent auditors, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from E&Y required by applicable requirements of the Public Company Accounting Oversight Board regarding E&Y’s communications with the Audit Committee concerning independence, and has discussed with E&Y its independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Stephen C. Comer (Chairman)

Bruce A. Leslie

Desiree Rogers

Jaynie Miller Studenmund

PROPOSAL 4

APPROVAL OF 2015 EQUITY AND PERFORMANCE INCENTIVE PLAN

(Item No. 4 on WHITE Proxy Card)

The stockholders of the Company are being asked to approve the adoption of the Pinnacle Entertainment, Inc. 2015 Equity and Performance Incentive Plan (the “2015 Plan”). The 2015 Plan has been adopted by the Company’s Board of Directors, subject to stockholder approval of the 2015 Plan, but no awards have yet been granted under the 2015 Plan.

Purpose of the 2015 Plan

The Board of Directors believes that adoption of the 2015 Plan is necessary to ensure that the Company maintains the ability in the future to continue to attract and retain highly qualified individuals by providing incentives through the issuance of stock options, stock appreciation rights, restricted stock, other stock unit awards, and performance awards. The 2015 Plan would also allow us to continue granting awards, including annual cash incentives, that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Our prior plan, the 2005 Equity and Performance Incentive Plan (the “Prior Plan”), expired pursuant it terms on April 1, 2015. We do not have another plan that we can use to grant stock-settled awards or awards that qualify as performance-based compensation under Section 162(m) of the Code. The adoption of the 2015 Plan is therefore necessary to insure that we are able to continue granting stock-settled awards and awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, which we believe is critical to our ability to attract, retain and incentivize key individuals who can help us maximize stockholder value.

Required Vote

We are seeking stockholder approval of the 2015 Plan to satisfy the stock plan stockholder approval requirements of the New York Stock Exchange (the “NYSE”), the stockholder approval requirements in Section 422 of the Code applicable to incentive stock options, and the stockholder approval requirements in Section 162(m) of the Code applicable to awards intended to qualify as performance-based compensation for purposes of Section 162(m). Approval of this proposal will constitute approval for all three purposes.

Affirmative votes representing a majority of the votes cast “FOR,” “AGAINST” or “ABSTAIN” with respect to the proposal in person or by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal. According to NYSE rules, a vote to “ABSTAIN” on the proposal will be considered as a vote cast with respect to such matter, and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the proposal.

The Prior Plan and Individual Arrangements

The Prior Plan expired pursuant it terms on April 1, 2015, so no further grants or awards will be made under the Prior Plan. However, grants and awards made under the Prior Plan before its cancellation will continue in effect. In addition, individual inducement grants previously made in connection with the hiring of certain individuals (the “Individual Arrangements”) will continue in effect. As of February 28, 2015, there were outstanding awards respecting approximately 6,383,250 shares underlying outstanding awards granted under the Prior Plan, and outstanding awards respecting approximately 1,310,000 shares under the Individual Arrangements. As discussed in the section below entitled “Shares Subject to the Plan,” if these awards under the Prior Plan and Individual Arrangements are forfeited, expire or are cancelled without issuance of shares, any shares subject to such awards shall be added to the 2015 Plan’s share reserve in the same manner as if they had been granted under the 2015 Plan and, accordingly, will be available for awards under the 2015 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2015 EQUITY AND PERFORMANCE INCENTIVE PLAN.

Summary of the 2015 Plan

The principal features of the 2015 Plan are summarized below. This summary, however, is not intended to be a complete discussion of all of the terms of the 2015 Plan. A copy of the 2015 Plan is attached hereto as Appendix A.

Key Features Designed to Protect Stockholders’ Interests

We believe the 2015 Plan’s design should reflect our commitment to strong corporate governance and our focus on protecting stockholders’ interests, while preserving flexibility in how we structure and administer awards, so that we can adjust for unexpected events and respond to changes in our business and our compensation philosophy over time. In assessing compensation and establishing our incentive programs and plans, the Compensation Committee of the Board of Directors (the “Committee”) considers measures used within the industry that it finds to be in the best interests of the Company, as well as the policies and perspectives of proxy advisory firms and stockholders. In connection with the adoption of the 2015 Plan, among other factors, we considered the corporate governance requirements of Institutional Shareholder Services (“ISS”), a proxy advisory firm, and addressed key 2015 Plan terms identified by ISS. We believe the 2015 Plan’s design reflects our commitment to strong corporate governance and the desire to preserve stockholder value as demonstrated by the following 2015 Plan features:

•	No Evergreen Feature. The maximum number of shares available for issuance under the 2015 Plan is fixed and cannot be increased without stockholder approval.

•	Repricing Prohibited. Stockholder approval is required for any repricing, replacement, or buyout of underwater awards.

•

No Discount Awards; Maximum Term Specified. Stock options and stock appreciation rights must have an exercise price no less than the closing price of our stock on the date the award is granted and a term no longer than ten years’ duration.

•

Award Design Flexibility. Different kinds of awards may be granted under the 2015 Plan, giving us the flexibility to design our equity incentives to our needs over time and to respond to changes in our business and market practices.

•

No Discretionary Authority to Accelerate Vesting of Awards. Except in the case of a change of control or a termination of a participant’s employment due to the participant’s death or disability, the Committee does not have the authority to vest an award on an accelerated, discretionary basis.

•

No Liberal Definition of Change of Control. The 2015 Plan’s definition of a change of control provides that any rights triggered by such a transaction are contingent upon the actual consummation of the transaction, not merely its approval by our Board or stockholders.

•	No Reload Options. The 2015 Plan does not permit the granting of reload options (that is, the grant of additional options to the grantee when an option is exercised through the tendering of shares).

•	Minimum Vesting Requirement. The 2015 Plan provides for awards to have a vesting period of at least one year.

•

No CIC Single Trigger Vesting. The 2015 Plan does not provide for automatic vesting of awards upon a change of control, unless the acquiring or surviving entity refuses to continue or substitute the awards.

•	Awards are Subject to Clawback Policy. Awards under the 2015 Plan are subject to our clawback policy.

•	No Excise Tax or Other Gross Ups. The 2015 Plan does not provide for excise or other tax gross ups.

•

Limitations on Dividends and Dividend Equivalents. The 2015 Plan does not permit the granting of dividends or dividend equivalents on stock options or stock appreciation rights, and any dividends or dividend equivalents relating to awards that are subject to performance-based vesting conditions may not be paid unless and until such performance-based vesting conditions have been satisfied.

•

Deductibility of Awards. The 2015 Plan includes provisions intended to allow us to grant awards that are intended to meet the requirements for deductibility of executive compensation under Section 162(m) of the Code.

Shares Subject to the 2015 Plan

Up to an aggregate of 500,000 shares of Common Stock of the Company, plus any shares subject to awards granted under the Prior Plan and Individual Arrangements which are forfeited, expire or are cancelled after the effective date of the 2015 Plan, are authorized for issuance under the 2015 Plan. The maximum aggregate number of shares which may be subject to a stock option intended to qualify as an incentive stock option under Section 422 of the Code (“ISO”) is 500,000 shares. Any shares that are subject to awards of options or stock appreciation rights are counted against this limit as one share for every one share granted. Any shares that are subject to awards other than options or stock appreciation rights (including shares delivered on the settlement of dividend equivalents) are counted against this limit as 1.4 shares for every one share granted. The aggregate number of shares available under the 2015 Plan and the number of shares subject to outstanding options will be increased or decreased to reflect any changes in the outstanding Common Stock of the Company by reason of any recapitalization, spin-off, reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction.

If an award under the 2015 Plan or an award under the Prior Plan or Individual Arrangements is forfeited, expires or is cancelled without issuance of shares, the shares subject to such forfeited, expired or cancelled award shall again be available for awards under the 2015 Plan. Any shares that again become available for grant shall be added back as one share if such shares were subject to options or stock appreciation rights granted under the 2015 Plan or options or stock appreciation rights granted under the Prior Plan or Individual Arrangements, and as 1.4 shares if such shares were subject to awards other than options or stock appreciation rights granted under the 2015 Plan or awards other than options or stock appreciate rights granted under the Prior Plan or Individual Arrangements.

If (i) any option granted under the 2015 Plan or any option granted under the Prior Plan or Individual Arrangements is exercised through the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by us withholding shares (for example, in a net exercise), (ii) withholding tax liabilities arising from any options or other awards under the 2015 Plan or options or other awards under a Prior Plan or an Individual Arrangement are satisfied by the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by us withholding shares by the Company (for example, in a net settlement), or (iii) we purchase shares on the open market with option exercise proceeds, the shares so tendered, withheld or purchased will not again be available for awards under the 2015 Plan. Additionally, upon the exercise of a stock-settled stock appreciation right, the number of shares subject to the stock appreciation right (or portion of the stock appreciation right) that is then being exercised will be counted against the maximum aggregate number of shares that may be issued under the 2015 Plan as provided above, on the basis of one share for every share subject thereto, not based on the net number of shares issued upon exercise.

Eligibility and Participation

All employees (including officers), directors, and consultants of the Company or any subsidiary are eligible for selection to receive awards under the 2015 Plan, subject to the following restrictions: (1) no ISO may be granted to any person who, at the time of grant, is not an employee of the Company or any subsidiary, and (2) no participant may be granted options or stock appreciation rights during any 12-month period with respect to more than 500,000 shares, (3) no participant may be granted restricted stock, performance awards and/or other stock unit awards that are denominated in shares in any 12-month period with respect to more than 500,000 shares, and (4) the maximum dollar value payable to any participant in any 12-month period with respect to performance awards and/or other stock unit awards that are valued with reference to cash or property other than shares is $10,000,000. The share limitations set forth above are subject to adjustment in the event of a reorganization, spin-off, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction. If an option or stock appreciation right expires or terminates for any reason without having been exercised in full, or if any award is cancelled, the unpurchased shares subject to that expired or terminated option or stock appreciation right or cancelled award continue to be counted against the maximum number of shares for which options or stock appreciation rights or other awards may be granted to a participant during a 12-month period. Subject to such limitations, an individual who has been granted an option or stock appreciation right or other award may, if such individual is otherwise eligible, be granted additional options or stock appreciation rights or other awards as the Committee may determine.

Administration of the 2015 Plan

The 2015 Plan shall be administered by the Committee consisting of two or more directors of the Company who are (a) “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, (b) “outside directors” within the meaning of Section 162(m) of the Code and (c) “independent directors” for purpose of the rules and regulations of the NYSE or other exchange or quotation system on which the Shares are principally traded. The Committee has broad discretion and power in interpreting and operating the 2015 Plan and in determining the employees, directors and consultants who shall be participants, and the terms of individual options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, and dividend equivalents. To the extent permitted by applicable law, the Committee may delegate to one or more directors or officers the authority to grant awards to employees or officers who are not directors, “covered employees” whose compensation is subject to the limits of Section 162(m) of the Code, or officers subject to the short-swing rules of Section 16 of the Exchange Act. For a description of the limitation on deductibility under Section 162(m) of the Code for compensation paid to certain executive officers, see “—Federal Income Tax Matters—$1,000,000 Limit on Deductible Compensation.”

Types of Awards

Awards under the 2015 Plan may consist of options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, or dividend equivalents. The nature of each of such types of awards is discussed below. Each award will be made by an award agreement whose form and content shall be determined by the Committee in its discretion, consistent with the provisions of the 2015 Plan. The terms of award agreements for a particular type of award need not be uniform.

Type of Options

Two types of options may be granted under the 2015 Plan: options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Code, and options not so qualified for favorable federal income tax treatment (“NSOs”). Stock options granted under the 2015 Plan will not have an exercise price less than the fair market value of a share of our Common Stock on the date of grant, or a term of greater than ten years.

Stock Appreciation Rights

The Committee, in its discretion, may also issue stock appreciation rights to employees, consultants and directors. A stock appreciation right is a right to receive a payment based on the increase in the fair market value of a share after the date of grant. The Committee may determine, in its discretion, that a stock appreciation right will be paid out in cash or in shares on its exercise. The number of shares that may be issued on the exercise of a stock appreciation right shall be determined by dividing: (a) the total number of shares as to which the stock appreciation right is exercised, multiplied by the amount by which the fair market value of one share on the exercise date exceeds the fair market value of one share on the date of grant of the stock appreciation right, by (b) the fair market value of one share on the exercise date; provided, however, that fractional shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. Stock appreciation rights granted under the 2015 Plan will not have a base price (the equivalent of an exercise price on a stock option) of less than the fair market value of a share of our Common Stock on the date of grant, or a term of greater than ten years.

Restricted Stock

The Committee, in its discretion, may also grant awards of restricted stock to participants. Restricted stock shall be shares granted or sold to a participant that are subject to vesting restrictions based on continued employment or attainment of performance goals.

Other Stock Unit Awards

The Committee, in its discretion, may grant other stock unit awards, which are awards valued in whole or part by reference to, or otherwise based on, shares. Other stock unit awards shall be subject to such conditions and restrictions as may be determined by the Committee, and may be payable in the form of cash or shares.

Performance Awards

The Committee, in its discretion, may also grant performance share awards and performance unit awards. Performance share awards are awards with a value determined by reference to a designated number of shares of Common Stock that are earned based on the achievement of performance goals established by the Committee. Performance share awards may be paid in cash or property, including shares of our Common Stock, or any combination thereof. Performance unit awards are awards with a value determined by reference to a designated amount of property (including cash) other than shares of our Common Stock that are earned based on the achievement of performance goals established by the Committee. Performance unit awards may be paid in cash or property, including shares of our Common Stock, or any combination thereof.

Dividend Equivalents

Except with respect to stock options and stock appreciation rights, the Committee, in its sole discretion, may determine that a participant who receives an award will also be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to stock or other property dividends on shares (“dividend equivalents”) with respect to the number of shares covered by the award, except that any such dividends or dividend equivalents relating to awards that are subject to performance-based vesting conditions will not be paid unless and until such performance-based vesting conditions have been satisfied. No stock option or stock appreciation right may provide for dividends, dividend equivalents or other similar distributions to be paid with respect to such stock option or stock appreciation right. The Committee may also provide that such amounts (if any) shall be deemed to have been reinvested in additional shares or otherwise reinvested. In the event of a recapitalization, reorganization, spin-off, reclassification, stock dividend, stock split, reverse stock split or similar transaction, the Committee may, in its discretion, make an appropriate adjustment to dividend equivalents.

Option and Other Award Price

The purchase price for shares covered by each option shall not be less than 100% of the fair market value of such shares on the date of grant, but if an ISO is granted to a 10% stockholder of the Company or its subsidiaries (measured by ownership of voting power), the purchase price of an ISO shall not be less than 110% of the fair market value of such shares on the date of grant. The base price for a stock appreciation right shall not be less than 100% of the fair market value of shares as of the date of grant. The Committee, in its discretion, may determine the purchase price, if any, for restricted stock, other stock unit awards, and performance awards.

Exercisability of Options and Stock Appreciation Rights; Vesting of Restricted Stock and Other Awards

The Committee shall determine when and under what conditions any option or stock appreciation right shall become exercisable and when restricted stock, other stock unit awards, and performance awards shall become vested. However, the aggregate fair market value of shares of Common Stock of the Company (determined at the date of grant) for which ISOs (whenever granted) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000; any options in excess of this limit shall be treated as NSOs. The purchase price of shares on the exercise of an option shall be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject to the approval of the Committee and subject to applicable law, by the delivery of shares of Common Stock of the Company already owned by the participant, through a “net” exercise, where the Company withholds shares otherwise issuable in connection with the exercise of the option, through a “broker-assisted” exercise involving the immediate sale or pledge of shares with a value sufficient to pay the exercise price, or by any other method permitted by applicable law. The Committee shall determine, in its discretion, the form of any payment for restricted stock, other stock unit awards, and performance shares.

Duration of Options and Stock Appreciation Rights

Each option or stock appreciation right shall expire on the date specified by the Committee, but all options and stock appreciation rights shall expire not later than 10 years after the date of grant. ISOs granted to 10% stockholders of the Company (measured by ownership of voting power) shall expire within five years from the date of grant.

No Repricing

The 2015 Plan prohibits the repricing of stock options or stock appreciation rights, without first obtaining stockholder approval. Repricing would include (a) amending awards to reduce the exercise price or base price, (b) canceling awards in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price or base price of the original options or stock appreciation rights; or (c) canceling awards with an exercise price or base price that is greater than the then fair market value of a share (often referred to as an underwater award) in exchange for cash or securities.

Termination of Employment; Death or Disability

If a participant ceases to be employed by the Company or any of its subsidiaries for any reason other than termination for cause, death or permanent disability, the participant’s options that were vested and exercisable shall remain exercisable until the end of the original term or for a maximum period of 90 days after the termination of employment, whichever is earlier (unless otherwise determined by the Committee in an individual option agreement or otherwise). If a participant dies or becomes permanently disabled, the participant’s vested and unvested options shall be exercisable for the remainder of their original term or for 36 months after the date of death or permanent disability, whichever is earlier (unless otherwise determined by the Committee in an individual award agreement or otherwise). After a participant’s death, options may be exercised by the person or persons to whom the participant’s rights pass by will or the laws of descent and distribution. Unless the Committee determines otherwise in its discretion, similar rules shall apply to stock appreciation rights. The treatment of each award of restricted stock, other stock unit award, or performance award on the termination of employment, death, or disability of the participant shall be determined by the Committee in its discretion. If a participant’s employment is terminated for cause, all of his awards may be immediately terminated and canceled, in the Committee’s discretion.

Change of Control Transactions

In the event of a change of control, except as may otherwise be agreed upon by the parties to the change of control, upon a participant’s termination of employment by the participant’s employer without cause, or by the participant for good reason, within such period following the change of control as may be determined by the Committee, (a) options and stock appreciation rights will vest and become fully exercisable, (b) restrictions on restricted stock awards will lapse and such awards shall become fully vested (and, in the case of other stock unit awards payable in cash, will be fully paid), (c) performance awards and any other awards with vesting or other provisions tied to achievement of performance goals will be considered to be vested (and, as applicable, will be earned and paid) at their target levels (if the awards do not specify a “target” amount, the amount that vests or that is earned will be determined by the Committee in its sole discretion before the change of control), (d) restrictions and deferral limitations and other conditions applicable to any other stock unit awards or any other awards will lapse, and such other stock unit awards or such other awards will become free of all restrictions, limitations or conditions and become fully vested and transferable, and (e) such other additional benefits, changes or adjustments as the Committee deems appropriate and fair shall apply, subject in each case to any terms and conditions contained in the award agreement evidencing such award. Notwithstanding the foregoing, if, in the event of a change of control, the successor company does not agree to assume or substitute for an award or the awards will otherwise not remain outstanding after the change of control, then, in lieu of the holder of such outstanding assumed or substituted award will be entitled to the benefits set forth above as of the date of the change of control, to the same extent as if the holder’s employment had been terminated without cause as of the date of the change of control.

Rights as a Stockholder

The recipient of an option, stock appreciation right or other award (other than restricted stock) that is settled in stock will have no rights as a stockholder with respect to shares of Company Common Stock covered by the award until the date such recipient becomes a holder of record of such shares. The recipient of restricted stock will generally have all the rights of a stockholder with respect to the shares of Common Stock awarded, including the right to vote such shares, but any dividends and distributions with respect to such shares will be subject to the same vesting restrictions as the underlying shares.

Assignability of Options, Stock Appreciation Rights and Other Awards

An ISO granted under the 2015 Plan shall, by its terms, be non-transferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the participant’s lifetime only by him or her. Any award issued under the 2015 Plan other than an ISO shall be nontransferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, except as the Committee may determine in its discretion. With the consent of the Committee, an award under the 2015 Plan other than an ISO may be assigned, in whole or in part, during the participant’s lifetime by gift to one or more members of the participant’s immediate family or to a trust for their benefit.

Code Section 162(m) and Performance-Based Compensation Exception

The Committee may choose, in its discretion, to grant awards under the 2015 Plan that are intended to qualify as performance-based compensation under Section 162(m) of the Code. Section 162(m) of the Code places a limit of $1,000,000 on the amount a public company may deduct in any one year for compensation paid to its chief executive officer and certain of its other most highly-paid executive officers. Compensation that qualifies as performance-based compensation for purposes of Section 162(m) is not subject to this deductibility limit. For awards under the 2015 Plan to qualify for this exception, (a) stockholders must approve certain material terms of the 2015 Plan, (b) the Committee must establish, by specified deadlines, objectively-measurable performance goals using one or more of the performance measures set forth in the 2015 Plan, (c) after grant, the Committee must not exercise discretion in a way that would result in an increase in the amounts payable under the awards, and (d) before payment, the Committee must certify that the performance goals have been achieved. The material terms of the 2015 Plan that must be approved by stockholders are (i) the individuals eligible to receive awards under the 2015 Plan (see the discussion under the heading “Eligibility and Participation” above), (ii) a description of the performance measures on which the performance goals are based (see the discussion of the performance measures below in this section), and (iii) the 2015 Plan limits on the awards that can be granted to any one participant in any one year (see the discussion under the heading “Eligibility and Participation” above). Approval of this proposal will constitute approval of these material terms. While we intend that these rules and regulations will have been satisfied with respect to any awards that we intend to qualify as performance-based compensation under Section 162(m) of the Code, the rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, possibly with retroactive effect. Additionally, we may choose to grant awards that do not qualify as performance-based compensation. Consequently, there can be no assurance that any compensation awarded or paid under the 2015 Plan will be deductible under all circumstances.

Performance Goals and Measures

The performance goals applicable to awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code must be based on the attainment of specified levels of or growth of one or any combination of the following factors, or an objective formula determined at the time of the award that is based on modified or unmodified calculations of one or any combination of the following factors: net sales; pretax income before or after allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; total stockholder return; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); an adjusted formula of EBITDA determined by the Committee; economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of the Company or any affiliate, division or business unit of the Company or an affiliate. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an affiliate, division or business unit of the Company or an affiliate, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Unless the Committee specifies otherwise when it sets performance goals for an award, objective adjustments shall be made to any of the foregoing measures for the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that may occur during the performance period. Also, unless the Committee determines otherwise in setting the performance goals for an award, to the extent consistent with the requirements of Section 162(m) of the Code, such performance goals shall be applied by excluding the impact of (a) restructurings, discontinued operations and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles.

For awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the performance goals will be set by the Committee within the time prescribed by Section 162(m) and the regulations thereunder. If the performance period is 12 months or longer, such performance goals must be set by the Committee within the first 90 days of the performance period.

The Committee may adjust downward, but not upward, the amount payable to any executive officer of the Company under any award that is intended to constitute performance-based compensation for purposes of Section 162(m) of the Code. The Committee may not waive the achievement of the applicable performance goals, except in connection with the death or disability of the participant, or the occurrence of a change of control of the Company.

Before the vesting, payment, settlement or lapsing of any restrictions with respect to any award that is intended to constitute performance based compensation for purposes of Section 162(m) of the Code, the Committee shall certify in writing that the applicable performance criteria have been achieved to the extent necessary for such award to qualify as performance-based compensation for purposes of Section 162(m) of the Code.

The Committee has the power to impose such other restrictions on awards intended to constitute performance-based compensation as it may deem necessary or appropriate to ensure that such awards satisfy all requirements to constitute performance-based compensation for purposes of Section 162(m), or which are not inconsistent with such requirements.

No Discretionary Authority to Accelerate Vesting of Awards

Except in the case of a change of control or a termination of a participant’s employment due to the participant’s death or disability, the Committee does not have the authority to vest an award on an accelerated, discretionary basis.

Minimum Vesting Requirement

Awards under the Plan shall contain vesting schedules that provide for vesting to occur no sooner than one year after the date the Award is granted.

Duration, Termination and Amendment of the 2015 Plan

The 2015 Plan became effective on the date of its adoption by the Board on February 10, 2015, subject to the approval of the 2015 Plan, within 12 months thereafter, by affirmative votes representing a majority of the votes cast under applicable law or rules at a duly constituted meeting of the stockholders of the Company. Under currently applicable law or rules, to be duly constituted, a majority of the shares of Company Common Stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the 2015 Plan. If the stockholders do not approve the 2015 Plan within 12 months after its adoption by the Board, the 2015 Plan, and all awards granted thereunder, shall be null and void and of no effect. Once approved by stockholders, the 2015 Plan shall continue in effect for 10 years thereafter until February 10, 2025. The Board of Directors, however, may suspend or terminate the 2015 Plan at any time.

Our Board of Directors may amend the 2015 Plan at any time, subject to any requirement under applicable law to obtain stockholder approval of the amendment, and provided that the Board may not amend the 2015 Plan to permit the repricing of stock options or stock appreciation rights without first obtaining stockholder approval. Furthermore, no amendment of the 2015 Plan shall amend or impair any rights or obligations under any award theretofore granted under the 2015 Plan without the written consent of the holder of the affected award.

New 2015 Plan Benefits

Awards to be received by participants in the 2015 Plan are determined in the sole discretion of the Committee. The Committee has not yet approved any awards under the 2015 Plan. Consequently, the awards to be granted under the 2015 Plan in the future are not determinable at this time. For the same reasons, the Company cannot determine the awards that would have been granted during the 2014 fiscal year under the 2015 Plan if it had been in place during that year.

Federal Income Tax Matters

The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2015 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed above. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS OR HER TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OF THE 2015 PLAN, INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.

The 2015 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of the Code.

Non-Qualified Stock Options

Under current federal income tax law, the grant of an NSO has no tax effect on the Company or the participant. If the shares of Common Stock of the Company received on the exercise of an NSO are not subject to restrictions on transfer or risk of forfeiture, the exercise of the NSO will result in ordinary income to the participant equal to the excess of the fair market value of the shares at the time of exercise over the option price. The participant’s tax basis in the shares will be equal to the option price plus the amount of ordinary income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the participant will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise. At the time of recognition of ordinary income by the participant upon exercise, the Company will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized ordinary income.

If the shares received on the exercise of an NSO are subject to restrictions on transfer or risk of forfeiture (e.g., a vesting condition), different rules will apply, and the tax consequences will depend on whether the participant makes an election under Section 83(b) of the Code within 30 days after exercise of the option. If the participant does not make a Section 83(b) election, the participant will recognize ordinary income when the shares vest in an amount equal to the excess of the fair market value on the date of vesting over the exercise price. In that case, the participant’s basis in the shares will be the fair market value of the shares on the date of vesting, and participant’s holding period will begin on the date of vesting. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after vesting. The Company will be allowed a deduction for federal income tax purposes when the shares vest equal to the amount of ordinary income the participant recognizes.

On the other hand, if the participant makes a Section 83(b) election, the participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value on the date of exercise over the exercise price. The Company will be allowed a deduction for federal income tax purposes on the date of exercise equal to the amount of ordinary income he or she recognizes. The participant’s basis in the shares will generally begin on the date of exercise, and the participant’s basis in the shares will generally be the option price increased by the amount of ordinary income the participant recognized at the time of exercise. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after exercise. However, if the participant later forfeits the shares, the participant will recognize a capital loss equal to excess (if any) of the option price over any amount the participant receives from the Company on the forfeiture. In other words, if a participant makes the Section 83(b) election and thereby recognizes ordinary income on the date of exercise, the participant will receive no corresponding deduction or loss if the participant later forfeits the shares for the amount of ordinary income the participant recognized.

Incentive Stock Options

The federal income tax consequences associated with ISOs are generally more favorable to the participant and less favorable to the Company than those associated with NSOs. Under current federal income tax law, the grant of an ISO does not result in income to the participant or in a deduction for the Company at the time of the grant. Generally, the exercise of an ISO will not result in income for the participant if the participant does not dispose of the shares within two years after the date of grant or within one year after the date of exercise. If these requirements are met, the basis of the shares of Common Stock of the Company upon a later disposition will be the option price, any gain on the later disposition will be taxed to the participant as long-term capital gain, and the Company will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the participant to be subject to the alternative minimum tax, thereby in effect depriving the participant of the tax benefits of ISO treatment. If the participant disposes of the shares before the expiration of either of the holding periods described above (a “Disqualifying Disposition”), the participant will have compensation taxable as ordinary income, and the Company will normally be entitled to a deduction, equal to the lesser of (a) the fair market value of the shares on the exercise date minus the option price, or (b) the amount realized on the disposition minus the option price. If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the participant’s holding period for the shares.

Stock Appreciation Rights

A participant holding a stock appreciation right will recognize ordinary income on the exercise of the stock appreciation right equal to the amount of cash or the fair market value of the shares he receives on the exercise. The Company will receive a tax deduction in the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Other Awards

The taxation of an award other than an option or a stock appreciation right depends on whether or not it consists of restricted stock (i.e., stock subject to a vesting restriction based on continued employment or attainment of performance goals). If a stock unit award or a performance award does not consist of restricted stock, and is not settled in restricted stock, the participant will recognize ordinary income on the receipt of cash or shares equal to the amount of cash received, or the excess of the fair market value of the shares received over the amount (if any) that the participant pays for the shares. The Company will receive a tax deduction in the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

In general, no taxable income will be recognized by a participant at the time restricted stock is granted. Generally, on the date the restricted stock becomes vested, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date the shares vest and the purchase price, and the Company will receive a tax deduction for the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of vesting as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Alternatively, a participant may elect to make an election under Section 83(b) of the Code with respect to unvested shares. If a participant makes a Section 83(b) election with the Internal Revenue Service within 30 days from the date of grant, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of grant and the purchase price, and the Company will receive a tax deduction for the same amount. If the participant makes a timely Section 83(b) election, the participant will not recognize ordinary income when the shares vest. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held. If the participant forfeits unvested shares, the participant will recognize a capital loss equal to the excess (if any) of the purchase price over any amount the participant receives from the Company on the forfeiture. Generally, if the participant makes a Section 83(b) election, and thereby recognizes ordinary income on the date of grant, the participant will receive no corresponding deduction or loss for the amount of ordinary income the participant recognized if the participant later forfeits any unvested shares.

$1,000,000 Limit on Deductible Compensation

Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, the deduction limit does not apply to performance-based compensation, as defined in Section 162(m). Compensation payable with respect to an award may qualify as performance based compensation for this purposes if, among other conditions, (i) the compensation is payable solely on account of the attainment of one or more performance goals; (ii) the performance goals are established by a compensation committee of the Board of Directors of directors consisting of “outside directors”; (iii) certain material terms of the 2015 Plan are disclosed to and approved by the stockholders; and (iv) the compensation committee certifies that the performance goals have been satisfied before payment.

Excess Parachute Payments

Under Section 4999 of the Code, certain officers, stockholders, or highly- compensated individuals (“Disqualified Individuals”) will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain “excess parachute payments” which they receive as a result of a change of control of the Company. Furthermore, Section 280G of the Code prevents the Company from taking a deduction for any “excess parachute payments.” The cash out or acceleration of the vesting of stock options, stock appreciation rights, restricted stock, other stock unit awards or performance awards in connection with a change of control may cause the holders of such stock options, stock appreciation rights, restricted stock, other stock unit awards and performance awards who are Disqualified Individuals to recognize certain amounts as “excess parachute payments” on which they must pay the 20% excise tax, and for which the Company will be denied a tax deduction.

Special Rules; Withholding of Taxes

Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act. Other special tax rules will apply if a participant exercises a stock option by delivering shares of Company Common Stock which he or she already owns, or through a “net” or “broker-assisted” exercise.

The Company may take whatever steps the Committee deems appropriate to comply with any applicable withholding tax obligation in connection with the exercise of an option or stock appreciation right or the grant or vesting of restricted stock, other stock unit awards, or performance awards, including requiring any participant to pay the amount of any applicable withholding tax to the Company in cash. The Committee may, in its discretion, withhold from the shares that would otherwise vest or be issued in respect of an award shares having a fair market value equal to the minimum statutory withholding obligation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2015 EQUITY AND PERFORMANCE INCENTIVE PLAN.

PROPOSAL 5

APPROVAL AND ADOPTION OF CHARTER AMENDMENT

(Item No. 5 on WHITE Proxy Card)

We are asking our stockholders to approve an amendment to our Restated Certificate of Incorporation to increase the number of shares of Pinnacle Common Stock to a new total of 150,000,000 (the “Charter Amendment”).

Background

The Company is currently authorized to issue 100,250,000 shares of capital stock, divided into 100,000,000 shares of Common Stock, $0.10 par value per share, and 250,000 shares of Preferred Stock, $1.00 par value per share. As of February 28, 2015, 60,244,891 shares of Pinnacle Common Stock were issued and outstanding, (excluding 6,374,882 treasury shares), and 7,822,224 shares of Pinnacle Common Stock were reserved for issuance upon exercise of outstanding options, restricted stock units and performance shares, and phantom stock, leaving 31,932,885 authorized shares of Pinnacle Common Stock available. As of February 28, 2015, there were no shares of Pinnacle Preferred Stock issued or outstanding.

In November 2014, we announced that we are pursuing a separation of our operating assets and real estate assets, subject to the successful resolution of various contingencies. We intend to carry out the proposed separation of our real estate assets through the creation of a newly formed, publicly traded, real estate investment trust, all common stock of which would be distributed to Pinnacle stockholders in a tax-free spin-off, with Pinnacle remaining as the publicly traded operating entity following the transaction (the “REIT Transaction”), which we currently expect to close in 2016.

In November 2014, we announced a plan to pursue equity financing to reduce leverage, reduce cash interest expense, and improve free cash flow. The Company currently intends to pursue total equity financing of up to $700 million. This preliminary estimate is dependent upon a number of factors, including the Company’s operations, the economy, and our stock price. If any of these or other factors change, we may need to raise more or less equity financing to accomplish these objectives.

The Board of Directors believes it is in the Company’s and stockholders’ best interests to increase the number of authorized shares of Pinnacle Common Stock by 50,000,000 shares of Common Stock to 150,000,000 shares of Pinnacle Common Stock in order to ensure that additional shares of Pinnacle Common Stock are available for general corporate purposes, which may include:

•	raising capital through sales of equity securities (issuances of shares of Pinnacle Common Stock or debt or equity securities that are convertible into Pinnacle Common Stock);

•	establishing strategic relationships with other companies;

•	providing equity incentives to employees, officers or directors;

•	acquiring other businesses or assets;

•	declaring stock dividends or effecting stock splits or issuance in connection with the Company’s REIT Protection Rights Plan; and

•	achieving other corporate purposes.

Other than (i) its current and ongoing pursuit of significant equity financing to enable it to accomplish the objectives described above, and (ii) the issuance of shares of Pinnacle Common Stock in connection with the Company’s existing employee benefit plans, the Company does not have any current plan, proposal, understanding, or arrangement, written or otherwise, to issue shares of Pinnacle Common Stock. As of the date of the mailing of this Proxy Statement, the Company did not yet have any agreements or commitments with respect to any equity financing. The Board of Directors seeks stockholder approval for the additional authorized shares of Common Stock, notwithstanding the lack of an agreement or commitment with respect to any equity financing at this time, because such action will prevent any future expense and delay incident to obtaining stockholder approval for a particular financing or other issuance. This increase would not affect the rights of the Company’s stockholders to approve an issuance of Pinnacle Common Stock in circumstances specified by the rules of the New York Stock Exchange or applicable law.

All shares of Pinnacle Common Stock, including those now authorized and those that would be authorized by the proposed amendment to the Company’s Restated Certificate of Incorporation, are equal in rank and have the same voting, dividend, and liquidation rights. As discussed below, holders of the Pinnacle Common Stock do not have preemptive rights.

Proposal

The proposed Charter Amendment, the relevant portion of which is attached to this Proxy Statement as Appendix B, would increase the number of authorized shares of Pinnacle Common Stock from 100,000,000 shares to 150,000,000 shares.

The Company proposes to amend the first paragraph of ARTICLE IV of its Restated Certificate of Incorporation to read in full as follows:

“The amount of the total authorized capital stock of the corporation is 150,250,000 shares which are divided into two classes as follows:

250,000 shares of Preferred Stock having a par value of $1.00 per share; and

150,000,000 shares of Common Stock having a par value of $0.10 per share.”

Possible Anti-Takeover Effects of the Share Increase Amendment

As discussed in Proposal 6, the Company’s Board of Directors adopted a REIT Protection Rights Plan, whereby in the event that the REIT Protection Rights Plan is triggered by a stockholder acquiring 9.8% or more of the Company’s outstanding Common Stock, new shares of Pinnacle Common Stock may be issued. In addition, outside of the REIT Protection Rights Plan, the Company’s authorized but unissued Common Stock could (within the limits imposed by applicable law, regulation and the rules or listing requirements of any then applicable securities exchange) be issued in one or more transactions that could make a change of control much more difficult. The additional authorized but unissued shares of Pinnacle Common Stock that would result from stockholder approval of this Proposal 5 could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in a potential takeover situation, including preventing or delaying a proposed business combination that is opposed by the Board of Directors, although perceived to be desirable by some stockholders. The REIT Protection Rights Plan was specifically adopted to facilitate the previously announced REIT separation transaction.

No Appraisal Rights

Stockholders will not have dissenters’ or appraisal rights under Delaware corporate law or under the Company’s Restated Certificate of Incorporation or Restated Bylaws in connection with the proposed Charter Amendment.

Required Vote

The affirmative vote of holders of a majority in voting power of the outstanding shares of the Common Stock is required to approve the Company’s proposal to adopt the Charter Amendment in the form attached to this Proxy Statement as Appendix B. The proposal is not conditioned upon approval of any other proposal contained in the Proxy Statement. If the proposal is approved, the Company intends to file the Charter Amendment with the Secretary of the State of Delaware promptly following the Annual Meeting. The Board of Directors reserves the right at any time before the effective date of the Charter Amendment, notwithstanding approval of the proposal by the Company’s stockholders, to abandon the proposed amendment without further action by the stockholders. If the proposal is not approved, the Charter Amendment will not be filed with the Secretary of the State of Delaware. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Proposal.

THE BOARD OF DIRECTORS HAS DECLARED THE CHARTER AMENDMENT ADVISABLE AND RECOMMENDS VOTING “FOR” APPROVAL AND ADOPTION OF THE CHARTER AMENDMENT.

PROPOSAL 6

RATIFICATION OF THE REIT PROTECTION RIGHTS PLAN

(Item No. 6 on WHITE Proxy Card)

We are asking our stockholders to ratify the adoption of a short-term REIT Protection Rights Plan.

Background

On November 6, 2014, the Company’s Board of Directors approved a short-term rights agreement which was amended and restated on March 13, 2015 to add “qualified offer” provisions (as described below), and which we refer to as the REIT Protection Rights Plan.

Even though the REIT Protection Rights Plan is currently in effect, the Board of Directors is asking stockholders to ratify the REIT Protection Rights Plan in an effort to determine the viewpoint of our stockholders on the advisability of the REIT Protection Rights Plan, to demonstrate the Board of Directors’ commitment to good corporate governance and with a view to the voting guidelines of ISS, a leading proxy advisory firm for institutional investors. As described below, the REIT Protection Rights Plan provides for an expiration date on the earlier of the first business day following the completion of the Spin-Off contemplated by the REIT Transaction and November 6, 2016. If stockholders do not ratify the REIT Protection Rights Plan, the Company’s Board of Directors will take the vote into consideration in determining whether to terminate the plan prior to its scheduled expiry but reserves the right to maintain the REIT Protection Rights Plan if the Board of Directors determines that the REIT Protection Rights Plan in its current form continues to be in the best interests of the Company and its stockholders.

The Company adopted the REIT Protection Rights Plan in connection with its previously announced plan to pursue the separation of the Company’s business into two separate, publicly traded companies in order to help ensure that the Company will be in a position to meet the requirements to effect the REIT Transaction. Following the separation, these companies would be:

•	A company that would remain the gaming operating entity; and

•	A company that would own, acquire and lease real estate, and would elect to be treated for U.S. tax purposes as a real estate investment trust (“REIT”).

The Company is pursuing a plan to effect this separation by distributing all of the outstanding shares of common stock of the REIT to the Company’s stockholders on a pro rata basis (the “Spin-Off”). At the time of the Spin-Off, the REIT would hold substantially all of the real property owned by the Company. After completion of the Spin-Off, we anticipate that the REIT would elect to be taxed and would intend to qualify as a REIT for U.S. federal income tax purposes.

In order to qualify as a REIT for U.S. federal income tax purposes, the REIT would have to satisfy certain requirements relating to diversity of ownership, including a requirement that not more than 50% of its stock may be owned by five or fewer persons. In order to help the REIT satisfy the tax requirements, it is anticipated that the charter would include customary “excess share” provisions typical for REITs that will prohibit ownership of more than 9.8% of its outstanding shares. The REIT Protection Rights Plan has been adopted to safeguard the Company’s ability to pursue the Spin-Off by discouraging anyone from exceeding this ownership level at the Company prior to the Spin-Off, and thereby facilitate the REIT’s qualification after the Spin-Off. The REIT Protection Rights Plan should also help protect the Company’s substantial tax assets associated with significant federal net operating loss carryforward position under section 382 of the Internal Revenue Code which are currently estimated at $633 million, a portion (or all) of which is expected to be utilizable in connection with certain restructuring transactions expected to be effected as part of the REIT Transaction. The Board of Directors of the Company believes that the REIT Protection Rights Plan will ensure that the Company’s stockholders are able to receive the full and fair value of their investment in the Company.

Under the REIT Protection Rights Plan, subject to certain exceptions, the acquisition by any person or group of 9.8% or more of our outstanding shares of common stock makes that person or group an “acquiring person” (as defined below) and could result in significant dilution in the ownership and economic interest of such acquiring person. Although the REIT Protection Rights Plan does not prohibit acquisitions that result in an ownership change, the possibility of significant dilution acts as a strong deterrent against acquisitions of the Company’s common stock that could give rise to a limitation on the REIT qualification after the Spin-Off.

Description of the Terms of the REIT Protection Rights Plan

The following summary of the terms of the REIT Protection Rights Plan does not purport to be complete and is qualified in its entirety by reference to the REIT Protection Rights Plan, which can be found in the accompanying Appendix C to this proxy statement. Defined terms used in this description but not otherwise defined will have the meaning ascribed to them in the REIT Protection Rights Plan. Stockholders are urged to read carefully the REIT Protection Rights Plan as the discussion below is only a summary and is qualified in its entirety by the REIT Protection Rights Plan.

The Rights. To effect the REIT Protection Rights Plan, we declared a dividend of one right (individually, a “Right” and collectively, the “Rights”), for each outstanding share of Pinnacle Common Stock held of record as of the close of business on November 17, 2014 (the “Record Date”), as well as to holders of Pinnacle Common Stock issued after that date. The Rights trade with, and are represented by, our Pinnacle Common Stock. Each Right (other than Rights beneficially owned by the acquiring person and its affiliated or associated persons, which Rights will become null and void) will constitute the right to purchase from the Company, upon the exercise thereof in accordance with the REIT Protection Rights Plan, one one-thousandth of a share of our Series A Junior Participating Preferred Share, par value $1.00 per share (the “Preferred Stock”) at a price of $104 per one one-thousandth of a share of Preferred Stock.

Distribution Date; Exercisability. Initially, the Rights will attach to all certificates representing Pinnacle Common Stock then outstanding and no separate Right Certificates will be distributed. The Rights will separate from the Pinnacle Common Stock and a distribution date for the Rights (the “Distribution Date”) will occur upon the earlier of (i) ten business days following a public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person” (i.e., has become, subject to certain exceptions, the beneficial owner of 9.8% or more of the then outstanding Pinnacle Common Stock) and (ii) ten business days (or such later date as may be determined by action of the Board of Directors of the Company) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

Until the Distribution Date, (i) the Rights will be evidenced by the Pinnacle Common Stock certificates and will be transferred with and only with the Pinnacle Common Stock certificates, (ii) new Pinnacle Common Stock certificates issued after the Record Date will contain a notation incorporating the REIT Protection Rights Plan by reference, and (iii) the surrender for transfer of any certificates representing outstanding Pinnacle Common Stock will also constitute the transfer of the Rights associated with the Pinnacle Common Stock represented by such certificates.

As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Pinnacle Common Stock as of the close of business on the Distribution Date and, thereafter, such separate Right Certificates alone will evidence the Rights. The Rights are not exercisable until the Distribution Date.

In certain events specified in the REIT Protection Rights Plan, the Company is permitted to temporarily suspend the exercisability of the Rights.

Flip-In. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights that are or were beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise thereof at the then current exercise price of the Right that number of Pinnacle Common Stock (or, in certain circumstances, cash property or other securities of the having a market value of two times the exercise price of the Right).

Flip-Over. In the event that, at any time following the date that any person becomes an Acquiring Person, the Company is acquired in certain mergers or other business combination transactions or 50% or more of the assets, cash flow or earning power of the Company and its subsidiaries (taken as a whole) is sold or transferred, each holder of a Right (other than Rights which have become void under the terms of the REIT Protection Rights Plan) will thereafter have the right to receive, upon exercise thereof at the then current exercise price of the Right, that number of common shares of the acquiring company (or, in certain cases, one of its affiliates) having a market value of two times the exercise price of the Right.

Exchange. At any time after a person or group of affiliated or associated persons becomes an Acquiring Person (subject to certain exceptions) until the time specified in the REIT Protection Rights Plan, the Board of Directors of the Company may exchange all or part of the Rights (other than Rights which have become void under the terms of the REIT Protection Rights Plan) for Pinnacle Common Stock or equivalent securities pursuant to a one-for-one exchange ratio, subject to certain adjustment.

Redemption. At any time prior to the earlier of the close of business on (i) the tenth business day following the Stock Acquisition Date (as defined in the REIT Protection Rights Plan, or, in certain circumstances, the Record Date) and (ii) the expiration of the REIT Protection Rights Plan, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right, subject to adjustment, payable, at the election of the Board of Directors of the Company, in cash, shares of Pinnacle Common Stock or other consideration considered appropriate by the Board of Directors of the Company. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. The Board of Directors of the Company and the Company shall not have any liability to any person as a result of the redemption or exchange of the Rights pursuant to the provisions of the REIT Protection Rights Plan.

Qualified Offer. In addition, if a Qualified Offer (as described below) is made, the record holders of ten percent (10%) or more of the outstanding shares of Pinnacle Common Stock (other than shares held by the offeror and its affiliates and associates) may direct the Board of Directors of the Company to call a special meeting of the shareholders to consider a resolution authorizing a redemption of all of the Rights. If the special meeting is not held within ninety (90) days after the date on which notices requiring that a meeting is called is delivered by the Company or if, at the special meeting, the holders of a majority of the shares of Pinnacle Common Stock outstanding (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the redemption of the Rights, then the Rights shall be deemed redeemed or the Board of Directors shall take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualified Offer. Immediately upon the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. The Company may, at its option, pay the Redemption Price either in shares of Common Stock or cash.

A Qualified Offer, as more fully described in the REIT Protection Rights Plan, is an offer determined by a majority of the Board of Directors of the Company who are independent directors (as defined in the REIT Protection Rights Plan) to be a fully financed offer (if such offer includes cash) for all outstanding shares of Common Stock that a nationally recognized investment banking firm retained by the Company’s Board of Directors does not deem to be either unfair or inadequate. A Qualified Offer is conditioned upon a minimum of at least a majority of the outstanding shares of Pinnacle Common Stock not held by the offeror (and its affiliated and associated persons) being tendered and not withdrawn and a commitment to acquire all shares of Pinnacle Common Stock not tendered for the same consideration. The offeror must also commit to not reduce the offer consideration or otherwise change the terms of the offer. If the Qualified Offer includes non-cash consideration, such consideration must consist solely of freely tradable common stock of a publicly traded company, and the

Board of Directors of the Company and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the offer is unfair or inadequate. Additionally, the issuance of such common stock must not require shareholder approval of the offeror, no other class of voting stock of the offeror may be outstanding and the offeror must meet certain other status requirements under federal securities laws. A Qualified Offer must remain open for at least one hundred twenty (120) days following commencement (subject to certain possible extensions as more fully described in the REIT Protection Rights Plan).

Amendment. The terms of the Rights may be amended by the Board of Directors of the Company, subject to certain limitations after such time as a person or group of affiliated or associated persons becomes an Acquiring Person, without the consent of the holders of the Rights.

Adjustment. The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, split, combination, consolidation or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights, options or warrants to subscribe for or purchase Preferred Shares or securities convertible into Preferred Shares at less than the then current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash or assets (excluding regular periodic cash dividends or dividends payable in Preferred Shares) or of subscription rights, options or warrants (other than those described in clause (ii) hereof).

The number of Preferred Shares issuable upon the exercise of a Right is also subject to adjustment in the event of a dividend on Pinnacle Common Stock payable in Pinnacle Common Stock, or a subdivision, combination or consolidation of the Pinnacle Common Stock.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional Preferred Shares will be required to be issued (other than fractional shares which are integral multiples of one one-thousandth (subject to adjustment) of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) if in lieu thereof a payment in cash is made based on the closing price (pro-rated for the fraction) of the Pinnacle Common Stock on the last trading date prior to the date of exercise.

Rights of Holders. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Expiration of the Rights. The Rights will expire on the earlier of (i) November 6, 2016 and (ii) the first business day following the completion of the Spin-Off, unless extended or earlier redeemed or exchanged by the Company as described above.

Required Vote. Approval of Proposal No. 6 requires the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” the Proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE REIT PROTECTION RIGHTS PLAN.

PROPOSAL NO. 7

STOCKHOLDER PROPOSALS

(Item Nos. 7 through 13 on WHITE Proxy Card)

The Company has received seven stockholder proposals from UNITE HERE (the “Proponent”), which owns 320 shares of Pinnacle Common Stock through its custodial intermediary, Morgan Stanley, as well as 10 shares of Pinnacle Common Stock as a record holder. The Company has been advised that the Proponent intends to present these proposals at the Annual Meeting, and will separately solicit proxies for these proposals by delivering a separate proxy statement and form of proxy to at least the percentage of the Company’s voting shares required to approve the proposals. Each of the stockholder proposals are presented below, with the Board of Directors’ statements in opposition to these proposals presented after the text of the stockholder proposals. We note that UNITE HERE is currently engaged in a contract dispute with Ameristar East Chicago, a property owned and operated by a subsidiary of Pinnacle Entertainment, Inc.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal presented at the Annual Meeting that does not comply with the requirements of Delaware law or the federal securities laws. In the event that the Proponent does not provide appropriate proof that it has solicited at least the percentage of the Company’s voting shares required to approve the stockholder proposals, but nevertheless still presents these stockholder proposals at the Annual Meeting, then the proxy holders will have, and intend to exercise, discretionary voting authority under Rule 14a-4(c) under the Exchange Act to vote “AGAINST” the stockholder proposals.

Five of the seven stockholder proposals (Items 7 through 11 on the WHITE Proxy Card) seek to amend the Company’s Bylaws, but note that if any law bars stockholders from making the amendments, then the proposal shall be deemed a recommendation to the Board. If these five shareholder proposals would amend the Company’s Bylaws if approved, then they would require the affirmative vote of the holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote thereon. In such instance, abstentions and broker non-votes would count as a vote “AGAINST” each of the first five stockholder proposals. In the event that these five shareholder proposals are not binding on the Company if approved, but are rather recommendations to the Board, these five stockholder proposals would require approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” the proposals. In such instance, abstentions and broker non-votes would have no effect on the outcome of the vote. The last two of the seven stockholder proposals (Items 12 and 13 on the WHITE Proxy Card) recommend that the Board make changes to our Charter and Bylaws. These two stockholder proposals therefore require approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” the proposals. Abstentions and broker non-votes will have no effect on the outcome of the vote.

We believe that the UNITE HERE proposals are self-serving and NOT in the best interests of all stockholders. The Board of Directors recommends that you vote “AGAINST” each of the stockholder proposals. You can vote against the stockholder proposals by marking the “AGAINST” box for each stockholder proposal (Items 7 through 13 on the WHITE Proxy Card).

Item 7 of WHITE Proxy Card: Right of Stockholders to Approve Amendments for Spin-Off Entity Bylaws

RESOLVED, that the following be added to Bylaws of Pinnacle Entertainment, Inc. (“the Corporation”): The right of shareholders to amend the Bylaws: If the Corporation elects to spin-off, carve-out, split-off or otherwise consummate a transfer of a division or subset of assets for the purpose of forming a joint venture, a newly-created private platform or a new publicly-traded company to hold such division or subset of assets (collectively, a “Spin-Off Company”), the Board of Directors shall exert its best efforts to ensure that the bylaws of such Spin-Off Company preserve the right of shareholders to amend the Bylaws (as set forth in the Corporation’s Bylaws as of December 2014) unless the directors would violate their fiduciary duties in so doing. IT IS FURTHER RESOLVED that if any law bars shareholders from making the above amendments, then this resolution shall be deemed a recommendation to the Board.

Item 8 of WHITE Proxy Card: Right of Stockholders to Elect Directors by Majority Vote for Spin-Off Entity Bylaws

RESOLVED, that the following be added to Bylaws of Pinnacle Entertainment, Inc.: The right of shareholders to elect directors annually: If the Corporation elects to spin-off, carve-out, split-off or otherwise consummate a transfer of a division or subset of assets for the purpose of forming a joint venture, a newly-created private platform or a new publicly-traded company to hold such division or subset of assets (collectively, a “Spin-Off Company”), the Board of Directors shall exert its best efforts to ensure that the bylaws of such Spin-Off Company preserve the right of shareholders to annually elect members of the Board of Directors by majority vote (unless the number of candidates standing for election exceeds the number of board seats, in which case a plurality of votes cast shall suffice to elect a director ) set forth in the Corporation’s Bylaws as of December 2014, unless the directors would violate their fiduciary duties in so doing. IT IS FURTHER RESOLVED that if any law bars shareholders from making the above amendment, then this resolution shall be deemed a recommendation to the Board.

Item 9 of WHITE Proxy Card: Right of Stockholders to Call Special Meetings for Spin-Off Entity Bylaws

RESOLVED, that the following be added to Bylaws of Pinnacle Entertainment, Inc.: The right of shareholders to call a Special Meeting: If the Corporation elects to spin-off, carve-out, split-off or otherwise consummate a transfer of a division or subset of assets for the purpose of forming a joint venture, a newly-created private platform or a new publicly-traded company to hold such division or subset of assets (collectively, a “Spin-Off Company”), the Board of Directors shall exert its best efforts to ensure that the bylaws of such Spin-Off Company preserve the right of shareholders to call a Special Meeting set forth in the Corporation’s Bylaws as of December 2014 at the request of no more than a majority of the voting power of the then-outstanding shares of the capital stock of the corporation, unless the directors would violate their fiduciary duties in so doing. IT IS FURTHER RESOLVED that if any law bars shareholders from making the above amendments, then this resolution shall be deemed a recommendation to the Board.

Item 10 of WHITE Proxy Card: Right of Stockholders to Approve Shareholder Rights Plan for Spin-Off Entity Governing Documents

RESOLVED, that the following be added to Bylaws of Pinnacle Entertainment, Inc.: The right of shareholders to approve a poison pill: If the Corporation elects to spin-off, carve-out, split-off or otherwise consummate a transfer of a division or subset of assets for the purpose of forming a joint venture, a newly-created private platform or a new publicly-traded company to hold such division or subset of assets (collectively, a “Spin-Off Company”), the Board of Directors shall exert its best efforts to ensure that the governing documents of such Spin-Off Company ensure that shareholders have the opportunity to approve any shareholder rights plan (“poison pill”) within 12 months of adoption, and would expire absent such approval, unless the directors would violate their fiduciary duties in subjecting the poison pill to shareholder control. IT IS FURTHER RESOLVED that if any law bars shareholders from making the above amendments, then this resolution shall be deemed a recommendation to the Board.

Item 11 of WHITE Proxy Card: Right of Stockholders to Approve Opting into State Anti-Takeover Statutes for Spin-Off Entity Governing Documents

RESOLVED, that the following be added to Bylaws of Pinnacle Entertainment, Inc.: The right of shareholders to approve opting into state anti-takeover statutes: If the Corporation elects to spin-off, carve-out, split-off or otherwise consummate a transfer of a division or subset of assets for the purpose of forming a joint venture, a newly-created private platform or a new publicly-traded company to hold such division or subset of assets (collectively, a “Spin-Off Company”), the Board of Directors shall exert its best efforts to ensure that the governing documents of such Spin-Off Company contained provisions opting out of state anti-takeover provisions unless otherwise separately authorized by shareholders, unless the directors would violate their fiduciary duties by opting out of an anti-takeover statute without shareholder approval. IT IS FURTHER RESOLVED that if any law bars shareholders from making the above amendments, then this resolution shall be deemed a recommendation to the Board.

Item 12 of WHITE Proxy Card: Recommendation regarding Amendment of the Company’s Charter

RESOLVED, that shareholders recommend the Board initiate an amendments (sic) to our Charter to remove the ability of the Board of Directors to amend our Bylaws without the approval of shareholders.

Item 13 of WHITE Proxy Card: Recommendation regarding Amendment of the Company’s Bylaws

RESOLVED, that shareholders recommend the Board require no more than a majority of the voting power of the then-outstanding shares of the capital stock of the corporation to approve amendments to our Bylaws.

BOARD OF DIRECTORS’ STATEMENTS IN OPPOSITION TO EACH OF THE STOCKHOLDER PROPOSALS

The Company hereby recommends that the stockholders of the Company vote “AGAINST” each of the stockholder proposals (Items 7 through 13 on the WHITE Proxy Card). You can vote against the stockholder proposals by marking the “AGAINST” box for each stockholder proposal (Items 7 through 13 on the WHITE Proxy Card).

A.	Stockholder Proposals regarding the Bylaws of a Spin-Off Entity (Items 7, 8, 9, 10 and 11 on the WHITE Proxy Card)

The first five stockholder proposals to be presented by the Proponent (Items 7, 8, 9, 10 and 11 on the WHITE Proxy Card) each seek specific amendments to the Company’s Bylaws that would prescribe certain provisions of the Bylaws for any entity created if the Company elects to spin-off, carve-out, split off or otherwise consummate a transfer of a division or subset of assets for the purpose of forming a joint venture, a newly-created private platform or a newly-traded company to hold such division or subset of asset. It appears that these proposals all relate primarily to the Company’s proposed REIT transaction, although they are drafted more broadly. In November 2014, the Company announced that its Board of Directors approved a plan to pursue a separation of its operating assets and real estate assets into two publicly traded companies, subject to the successful resolution of various contingencies. The Company intends to carry out the proposed separation of our real estate assets through the creation of a newly formed, publicly traded, real estate investment trust (“REIT” or “Spin-Off entity”), the common stock of which would be distributed to the Company’s stockholders in a tax-free spin-off (“REIT transaction”), with the Company remaining an operating entity (“Op-Co”) following the transaction. The completion of the REIT transaction is subject to the successful resolution of various contingencies, including, but not limited to, approval by the required gaming regulators, obtaining a private letter ruling from the U.S. Internal Revenue Service, and completion of financing transactions for both Spin-Off entity and Op-Co. The stockholder proposals inappropriately seek to dictate certain corporate governance provisions of the Bylaws of the Spin-Off entity that the Company would create as part of the proposed REIT transaction through amendments to the Company’s own Bylaws. The proposed amendments to the Company’s Bylaws, if adopted and implemented, would improperly hinder the Board in exercising its fiduciary duties and acting in the best interests of all of the Company’s stockholders.

Each of the Stockholder Proposals is Premature

The Board of Directors believes that each of these stockholder proposals is premature. The Company has neither formed the Spin-Off entity, nor elected the Spin-Off entity’s Board of Directors. As mentioned above, the Company is still pursuing the proposed REIT transaction, and no assurance can be given that the Company will be able to complete the proposed REIT transaction given the need to resolve various contingencies prior to consummation of the transaction. In the event that the Company is able to complete the proposed REIT transaction, the Company’s Board of Directors must be permitted to exercise its fiduciary duties in determining whether, or how, to implement the types of corporate governance changes that the Proponent has suggested in its stockholder proposals. A variety of factors must be considered by the Board in determining the appropriate corporate governance provisions that would be included in the Bylaws of the Spin-Off entity, including, for example, the ownership of the Spin-Off Entity, the assets and liabilities of the Spin-Off Entity, the directors and management of the Spin-Off Entity, and the preparedness profile of the Spin-Off entity. If adopted, the stockholder proposals would severely limit the Board’s ability to weigh these and other factors in determining the appropriate corporate governance measures that should be implemented at the Spin-Off entity. Further, the stockholder proposals, if adopted and implemented, would limit the Board’s ability to make these same judgments in the event of any future spin-off, carve-out, split off, or similar transaction.

Each of the Stockholder Proposals Are Not a Proper Subject for Stockholder Action and Would Prevent the Company’s Board of Directors from Exercising its Fiduciary Duties

Each of the stockholder proposals mandates the outcome of a substantive business decision, and is not the proper subject for stockholder action under Delaware law. Under Delaware law, a company’s board can negotiate for specific terms in a business transaction only if the company’s directors, exercising their fiduciary duties, determine that negotiating for such terms is the best interests of the Company and its shareholders. The directors must make this determination because Delaware law vests the power to manage the corporation with the board of directors. Delaware law allocates managerial power to the directors because they owe fiduciary duties to the corporation and its stockholders. Rather than establish or regulate the process by which the Board must make a business determination on a case-by-case basis, each of the stockholder proposals instead purport to require a specific result in every subject transaction, regardless of the circumstances at the time the Board decision is made or whether the Board believes an action is in the best interests of stockholders. As such, the Company believes that each of the stockholder proposals is not a proper subject for stockholder action under Delaware law.

In addition, the Company believes that the stockholder proposals would be inconsistent with Delaware law because they would require the Board to act in a specified way, precluding the Board from fully discharging its fiduciary duties to the Company and its stockholders. For example, each of the stockholder proposals, if implemented, would deny the Board the ability to discharge its fiduciary duties by refraining from wasting the Company’s time and resources (including bargaining leverage) to negotiate for the specific business terms urged by the Proponent if the directors determine that such negotiation would not further the best interests of the Company and its stockholders. Further, the stockholder proposals would curtail the Board’s ability to determine, if the proposed REIT transaction is consummated, how best to structure the corporate governance provisions for the Spin-Off entity in a manner that is in the best interests of stockholders and the Spin-Off entity. Accordingly, the stockholder proposals, if implemented, would be inconsistent with the Board’s ability to exercise its fiduciary duties in accordance with Delaware law.

B.	Stockholder Proposal regarding a Recommendation to Amend the Company’s Charter to Remove the Ability of the Board to Amend the Company’s Bylaws without the Approval of Stockholders (Item 12 on the WHITE Proxy Card)

The Company’s Board of Directors believes that having the ability to amend the Company’s Bylaws without the approval of stockholders is in the best interests of stockholders and, as such, is important to preserve. The Proponent desires to take this ability away from the Board of Directors. First, the Board believes that it needs the flexibility to modify the Bylaws to reflect changes to the law or to add state of the art provisions without the need to obtain stockholder approval in advance of that action. Second, the Board has exercised its fiduciary duties in the past to amend the Bylaws for the benefit of stockholders and to enhance the Company’s corporate governance policies. For example, the Company amended its Bylaws to provide for the following changes, which are consistent with ISS recommended changes: (1) to provide for majority voting for election of directors, except in the event of a contested election; (2) to designate that the Company have an independent Chairman of the Board; (3) to permit stockholders to call a special meeting; and (4) to provide that a majority of the outstanding shares is needed for stockholders to amend the Bylaws. Third, in exercising its fiduciary duties, the Board may deem it necessary to take prompt action to amend the Bylaws in order to preserve stockholder rights and stockholder value. For example, in the event of an inadequate, unsolicited takeover proposal, the Board may deem it in the best interests of the Corporation and the stockholders to amend the Bylaws to adopt certain provisions that would slow such a takeover of the Company and help the Company negotiate terms for a potential transaction that are in the best interests of stockholders and preserve stockholder value.

C.	Stockholder Proposal regarding a Recommendation to Amend the Company’s Bylaws to Require a Majority of the Voting Power of then-Outstanding Shares of Common Stock to Approve Amendments to the Company’s Bylaws (Item 13 on the WHITE Proxy Card)

The Company’s Board of Directors believes that there is no need to approve this recommendation as the Proponent suggests, because our Bylaws already provide that stockholders may amend, repeal or adopt our Bylaws by the affirmative vote of the holders of a majority of the voting power of the capital stock issued and outstanding. As a result, this stockholder proposal does not need to be approved by stockholders because our Bylaws already provide what the Proponent requests.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals submitted for inclusion in the Company’s proxy statement and proxy card for the next annual meeting would have to be received by the Secretary of the Company no later than December     , 2015 if the next annual meeting were held on or near May 19, 2016. In the event that the Company elects to hold its next annual meeting more than 30 days before or after the anniversary of this Annual Meeting, such stockholder proposals would have to be received by the Company a reasonable time before the Company begins to print and send its proxy materials. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company’s proxy statement.

Under the Company’s Bylaws, stockholders who wish to present proposals for action, or to nominate directors (other than proposals to be included in the Company’s proxy statement and form of proxy card pursuant to Rule 14a-8 under the Exchange Act), at the next annual meeting of stockholders of the Company (that is, the next annual meeting following the Annual Meeting to which this Proxy Statement relates) must give written notice thereof to the Secretary of the Company at the address set forth on the cover page of this Proxy Statement in accordance with the then current provisions of the Company’s Bylaws. The Bylaws currently require that such notice be given not more than 120 days, nor less than 90 days, prior to the first anniversary of this year’s Annual Meeting (i.e., no earlier than January 20, 2016 and no later than February 19, 2016). If, however, the Company advances the date of the next annual meeting by more than 30 days before or delays such date by more than 60 days after the first anniversary of this Annual Meeting, notice by the stockholder must be given not later than the later of (i) 90 days in advance of such annual meeting or, (ii) the tenth day following the first public announcement of the date of such meeting by the Company. Stockholder notices must contain the information required by Section 2 of Article I of the Company’s Bylaws. If the Company does not have notice of a matter to come before the next annual meeting by February 19, 2016 (or, in the event the next annual meeting is held more than 30 days before or 60 days after the first anniversary of this Annual Meeting, then by the date described above relating to such delay or advance in the meeting date), the Company’s proxy for such meeting will confer discretionary authority to vote on such matter.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K AND OTHER MATTERS

The Company’s Annual Report to Stockholders contains financial and other information about the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Compensation Committee Report,” and the “Audit Committee Report” and the Company-operated websites referenced in this Proxy Statement shall not be deemed filed with the SEC or subject to Regulations 14A or 14C or to the liabilities of the Section 18 of the Exchange Act, and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT TO STOCKHOLDERS FOR 2014 AND ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES AND EXHIBITS, FILED WITH THE SEC FOR FISCAL YEAR 2014 TO ANY BENEFICIAL OWNER OF PINNACLE COMMON STOCK AS OF THE RECORD DATE UPON WRITTEN REQUEST TO PINNACLE ENTERTAINMENT, INC., 3980 HOWARD HUGHES PARKWAY, LAS VEGAS, NEVADA 89169, ATTENTION: JOHN A. GODFREY, GENERAL COUNSEL.

ATTENDANCE AT THE MEETING

If you plan to attend the Annual Meeting, you must be a holder of Company shares as of the Record Date of March 23, 2015, and obtain an admission ticket in advance. Tickets will be available to registered and beneficial owners. You can print your own tickets and you must bring them to the meeting to gain access. Tickets can be printed by accessing Shareholder Meeting Registration at www.proxyvote.com and following the instructions provided (you will need the 16 digit number included on your proxy card or voter instruction form).

Requests for admission tickets will be processed in the order in which they are received and must be requested no later than May 18, 2015. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis. On the day of the meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport with their admission ticket and you may be denied admission if you do not. Seating will begin at 8:45 a.m. and the meeting will begin at 9:00 a.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

Appendix A

PINNACLE ENTERTAINMENT, INC.

2015 EQUITY AND PERFORMANCE INCENTIVE PLAN

PINNACLE ENTERTAINMENT, INC., a corporation existing under the laws of the State of Delaware (the “Company”), hereby establishes and adopts the following 2015 Equity and Performance Incentive Plan (the “Plan”). Certain capitalized terms used in the Plan are defined in Article II.

RECITALS

WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who are expected to contribute to the success of the Company and to encourage such individuals to remain as directors, employees, consultants and/or advisors of the Company and its Affiliates by increasing their proprietary interest in the Company’s growth and success; and

WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of Awards to Participants whose judgment, initiative and efforts are or have been or are expected to be responsible for the success of the Company.

NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

ARTICLE I

PURPOSE OF THE PLAN

1.1 Purpose. The purpose of the Plan is to assist the Company and its Affiliates in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

ARTICLE II

DEFINITIONS

2.1 “Affiliate” shall mean (i) any person or entity that directly, or through one or more intermediaries, controls, is controlled by, or is under common control with, the Company (including any Parent or Subsidiary) or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

2.2 “Applicable Laws” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. For all purposes of the Plan, references to statutes and regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Committee.

2.3 “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Dividend Equivalent, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.4 “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

2.5 “Board” shall mean the board of directors of the Company.

2.6 “Cause” shall have the meaning set forth in a Participant’s employment or consulting agreement with the Company or an Affiliate (if any), or, if not defined therein, shall mean (a) acts or omissions by the Participant which constitute intentional material misconduct or a knowing violation of a material policy of the Company or any of its subsidiaries, (b) the Participant personally receiving a benefit in money, property or services from the Company or any of its subsidiaries or from another person dealing with the Company or any of its subsidiaries, in material violation of applicable law or Company policy, (c) an act of fraud, conversion, misappropriation, or embezzlement by the Participant or the Participant’s conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than DUI), or (d) any deliberate and material misuse or improper disclosure of confidential or proprietary information of the Company.

2.7 “Change of Control” shall mean the occurrence of any of the following events:

(i) The direct or indirect acquisition by an unrelated “Person” or “Group” of “Beneficial Ownership” (as such terms are defined below) of more than 50% of the voting power of the Company’s issued and outstanding voting securities in a single transaction or a series of related transactions;

(ii) The direct or indirect sale or transfer by the Company of substantially all of its assets to one or more unrelated Persons or Groups in a single transaction or a series of related transactions;

(iii) The consummation of a merger, consolidation or reorganization of the Company with or into another corporation or other entity in which the Beneficial Owners (as such term is defined below) of more than 50% of the voting power of the Company’s issued and outstanding voting securities immediately before such merger or consolidation do not own more than 50% of the voting power of the issued and outstanding voting securities of the surviving corporation or other entity immediately after such merger, consolidation or reorganization; or

(iv) During any consecutive 12-month period, individuals who at the beginning of such period constituted the Board of the Company (together with any new Directors whose election to such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Directors of the Company then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of the Company then in office.

Notwithstanding the foregoing, with respect to any Award (or portion thereof) that constitutes deferred compensation under Section 409A of the Code, to the extent required to avoid additional tax under Section 409A of the Code with respect to such Award, the Change of Control must also be a “change in control event” described in Treasury Regulations Section 1.409A-3(i)(5) or successor guidance. If all or a portion of an Award constitutes deferred compensation under Section 409A of the Code and such Award (or portion thereof) is to be settled, distributed or paid on an accelerated basis due to a Change of Control event that is not a “change in control event” described in Treasury Regulation Section 1.409A-3(i)(5) or successor guidance, if such settlement, distribution or payment would result in additional tax under Section 409A of the Code, such Award (or the portion thereof) shall vest at the time of the Change of Control (provided such accelerated vesting will not result in additional tax under Section 409A of the Code), but settlement, distribution or payment, as the case may be, shall not be accelerated. For purposes of determining whether a Change of Control has occurred, the following Persons and Groups shall not be deemed to be “unrelated”: (A) such Person or Group directly or indirectly has Beneficial Ownership of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question, (B) the Company has Beneficial Ownership of more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group, or

(C) more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group are owned, directly or indirectly, by Beneficial Owners of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question. The terms “Person,” “Group,” “Beneficial Owner,” and “Beneficial Ownership” shall have the meanings used in the Exchange Act, and the rules promulgated thereunder. Notwithstanding the foregoing, (I) Persons will not be considered to be acting as a “Group” solely because they purchase or own stock of this Company at the same time, or as a result of the same public offering, (II) however, Persons will be considered to be acting as a “Group” if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction, with the Company, and (III) if a Person, including an entity, owns stock both in the Company and in a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar transaction, with the Company, such stockholders shall be considered to be acting as a Group with other stockholders only with respect to the ownership in the corporation before the transaction.

2.8 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.9 “Committee” shall mean the Committee constituted under Section 4.2 to administer the Plan.

2.10 “Company” has the meaning set forth in introductory paragraph of the Plan.

2.11 “Consultant” means any person, including an advisor, who (i) is a natural person, (ii) provides bona fide services to the Company or a Parent or Subsidiary, and (iii) provides services that are not in connection with the offer or sale of securities in a capital-raising transaction, and that do not directly or indirectly promote or maintain a market for the securities of the Company; provided that the term ‘Consultant’ does not include (i) Employees or (ii) Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

2.12 “Continuous Status as an Employee, Director or Consultant” means that the employment, director or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or by the Employee, Director or Consultant. Continuous Status as an Employee, Director or Consultant will not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; or (iii) in the case of an Award other than an Incentive Stock Option, the ceasing of a person to be an Employee while such person remains a Director or Consultant, the ceasing of a person to be a Director while such person remains an Employee or Consultant or the ceasing of a person to be a Consultant while such person remains an Employee or Director. Notwithstanding the foregoing, with respect to any Award (or portion thereof) that constitutes deferred compensation under Section 409A of the Code, to the extent required to avoid additional tax under Section 409A of the Code with respect to such Award (or portion thereof), continuous status as an Employee, Director or Consultant will terminate only when the Participant has a “separation from service” within the meaning of Code Section 409A.

2.13 “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

2.14 “Director” shall mean a non-employee member of the Board or a non-employee member of the board of directors of a Parent or Subsidiary.

2.15 “Disability” shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.

2.16 “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.17 “Employee” shall mean any employee of the Company or any Parent or Subsidiary.

2.18 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.19 “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be determined as follows:

(i) If the Shares are listed on any established stock exchange or a national market system, including, without limitation, the National Market System of NASDAQ, the Fair Market Value of a Share will be the closing sales price for such Shares (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) on the (i) last market trading day prior to the day of determination or (ii) day of determination, as the Committee may select, in each case, as reported in the Wall Street Journal or any other source the Committee considers reliable.

(ii) If the Shares are quoted on the NASDAQ System (but not on the NASDAQ National Market System) or are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Shares on (i) the last market trading day prior to the day of determination or (ii) the day of determination, as the Committee may select, in each case as reported in the Wall Street Journal or any other source the Committee considers reliable.

(iii) If the Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding.

2.20 “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50 percent of the voting interests.

2.21 “Good Reason” shall have the meaning set forth in a Participant’s employment or consulting agreement with the Company or an Affiliate (if any), or, if not defined therein, shall mean the occurrence of any of the following without the Participant’s written consent: (i) a material diminution of the Participant’s authority, duties, or responsibilities; (ii) a material diminution in the Participant’s base salary; or (iii) the relocation by more than fifty (50) miles of the Participant’s primary place of employment; provided, however, that the Participant must provide written notice to the Company of the condition that could constitute a “Good Reason” event within ninety (90) days of the initial existence of such condition and such condition must not have been remedied by the Company within thirty (30) days of such written notice, and the Participant’s employment must terminate within one (1) year following the initial existence of such condition that constitutes a “Good Reason” event.

2.22 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.23 “Individual Arrangements” means the Nonqualified Stock Option Agreement dated as of August 1, 2008 by and between the Company and Carlos Ruisanchez, the Nonqualified Stock Option Agreement dated as of March 14, 2010 by and between the Company and Anthony M. Sanfilippo, the Nonqualified Stock Option Agreements dated as of August 13, 2013 by and between the Company and each of the following individuals: Troy Stremming, Jack Mohn, Peggy Pepper, Jan Carpineto, Walter Redding, Montgomery Terhune, Sherri Summers, Matthew Schuffert, Steven Peate, and Annie Jenkins, and the Restricted Stock Unit Agreements, dated as of August 13, 2013, by and between the Company and each of the following individuals: Troy Stremming, Jack Mohn, Peggy Pepper, Jan Carpineto, Walter Redding, Montgomery Terhune, Sherri Summers, Matthew Schuffert, Steven Peate, and Annie Jenkins.

2.24 “Limitations” shall have the meaning set forth in Section 3.2.

2.25 “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.26 “Other Stock Unit Awards” shall have the meaning set forth in Section 8.1.

2.27 “Parent” means a “parent corporation” with respect to the Company, whether now or later existing, as defined in Section 424(e) of the Code.

2.28 “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.29 “Payee” shall have the meaning set forth in Section 13.1.

2.30 “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article IX.

2.31 “Performance-Based Compensation” shall mean compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

2.32 “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.33 “Performance Share” shall mean any grant pursuant to Article IX of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.34 “Performance Unit” shall mean any grant pursuant to Article IX of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.35 “Prior Plan” shall mean the Company’s 2005 Equity and Performance Incentive Plan, as amended.

2.36 “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.37 “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.38 “Shares” shall mean the shares of common stock of the Company, par value $0.10 per share.

2.39 “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article VI.

2.40 “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.41 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

ARTICLE III

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to adjustment as provided in Section 12.2, a total of 500,000 Shares shall be authorized for issuance under the Plan, plus any Shares subject to awards granted under the Prior Plan and Individual Arrangements that are forfeited, expire or otherwise terminate without issuance of Shares, or are settled for cash or otherwise do not result in the issuance of Shares, on or after the effective date of the Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one Share for every one Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights (including, but not limited to, Shares delivered in satisfaction of Dividend Equivalents) shall be counted against this limit as 1.4 Shares for every one Share granted.

(b) If any Shares subject to an Award or to an award under the Prior Plan or Individual Arrangements are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award or award under the Prior Plan or Individual Arrangements is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 3.1(e) below.

(c) If (i) any Option granted under the Plan or any option granted under the Prior Plan or Individual Arrangements is exercised through the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company (i.e., net exercise), (ii) withholding tax liabilities arising from any Options or other Awards under the Plan or options or other awards under a Prior Plan or an Individual Arrangement are satisfied by the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company (i.e., net settlement), or (iii) the Company purchases Shares on the open market with Option exercise proceeds, the Shares so tendered, withheld or purchased shall not again be available for Awards under the Plan. Upon the exercise of a stock-settled Stock Appreciation Right, the number of Shares subject to the Stock Appreciation Right (or portion of the Stock Appreciation Right) that is then being exercised shall be counted against the maximum aggregate number of Shares that may be issued under the Plan as provided above, on the basis of one Share for every Share subject thereto, not the actual number of Shares issued upon exercise.

(d) Substitute Awards shall not reduce the Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees, directors or consultants of such acquired or combined company before such acquisition or combination.

(e) Any Shares that again become available for grant pursuant to this Article III shall be added back as (i) one Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plan or Individual Arrangements, and as (ii) 1.4 Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan, or awards other than options or stock appreciate rights granted under the Prior Plan or Individual Arrangements.

3.2 Limitations on Certain Grants to Individual Participant. Subject to adjustment as provided in Section 12.2, the following limitations shall apply to Awards (or portions of Awards) that are intended to qualify as Performance-Based Compensation: (i) no Participant may be granted Options during any 12-month period with respect to more than 500,000 Shares, (ii) no Participant may be granted Stock Appreciation Rights during any 12-month period with respect to more than 500,000 Shares, (iii) no Participant may be granted Restricted Stock during any 12-month period with respect to more than 500,000 Shares, (iv) no Participant may be granted Other Stock Unit Awards during any 12-month period with respect to more than 500,000 Shares (if valued by reference to cash or property other than Shares, the maximum amount payable with respect to such Awards granted in any 12-month period shall be $10,000,000), (v) no Participant may be granted Performance Awards during any 12-month period with respect to more than 500,000 Shares (if valued by reference to cash or property other than Shares, the maximum amount payable with respect to such Awards granted in any 12-month period shall be $10,000,000), and (vi) the maximum amount of cash dividends or Dividend Equivalents payable pursuant to Awards to any Participant in any 12-month period shall not exceed $3,000,000 (the “Limitations”). If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

3.3 Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

ARTICLE IV

ELIGIBILITY AND ADMINISTRATION

4.1 Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant. Only Employees may receive awards of Incentive Stock Options.

4.2 Administration.

(i) The Plan shall be administered by the Committee. The Committee will consist of the Board, or a committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws. Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, while the Company is registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by the Compensation Committee of the Board (or such other committee designated by the Compensation Committee of the Board), consisting of no fewer than two Directors, each of whom is (A) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (B) an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (C) an “independent director” for purpose of the rules and regulations of the New York Stock Exchange or other exchange or quotation system on which the Shares are principally traded; provided, however, the failure of the Committee to be composed solely of individuals who are “non-employee directors,” “outside directors,” and “independent directors” shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.

(b) The Plan may be administered by different bodies with respect to different Participants.

(c) The Committee shall have full discretion, power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Consultants and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder and the form and content of any Award Agreement; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, subject to the provisions of the Plan; (vi) determine whether, to what extent and under what circumstances any Award shall be modified, amended, canceled or suspended; (vii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (viii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) determine whether any Award will have Dividend Equivalents; (xi) determine whether, to what extent, and under what circumstances cash, Shares, or other property payable with respect to an Award shall be deferred either automatically or at the election of the Participant; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(d) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, any stockholder and any Employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

(e) The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act, and to cancel or suspend Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act.

ARTICLE V

OPTIONS

5.1 Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article V and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. The provisions of Options need not be the same with respect to each recipient.

5.2 Award Agreements. All Options granted pursuant to this Article V shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article V may hold more than one Option granted pursuant to the Plan at the same time.

5.3 Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article V shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee may not, without obtaining stockholder approval (a) amend the terms of outstanding Options to reduce the exercise price of such outstanding Options, (b) cancel outstanding Options in exchange for Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options; or (c) cancel outstanding Options with an exercise price above the then Fair Market Value of a Share in exchange for cash or other securities.

5.4 Option Period. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted.

5.5 Exercise of Options. Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or by certified check or bank check or wire transfer of immediately available funds, (b) with the consent of the Committee, by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) with the consent of the Committee, by delivery of a properly executed exercise notice together with any other documentation as the Committee and the Participant’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or other proceeds (as permitted by Applicable Law) required to pay the exercise price, (f) through any other method specified in an Award Agreement, or (g) any combination of any of the foregoing. In connection with a tender of previously acquired Shares pursuant to clause (b) above, the Committee, in its sole discretion, may permit the Participant to constructively exchange Shares already owned by the Participant in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. Other than pursuant to Section 12.2, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

5.6 Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

5.7 Incentive Stock Options. With respect to the Options that may be granted by the Committee under the Plan, the Committee may grant Options intended to qualify as Incentive Stock Options to any Employee of the Company or any Parent or Subsidiary, subject to the requirements of Section 422 of the Code. The Award Agreement of an Option intended to qualify as an Incentive Stock Option shall designate the Option as an Incentive Stock Option. Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 500,000 Shares. Notwithstanding the provisions of Section 5.3, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the provisions of Section 5.4, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or any shorter term specified in the Award Agreement. Notwithstanding the foregoing, if the Shares subject to an Employee’s Incentive Stock Options (granted under all plans of the Company or any Parent or Subsidiary), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be not be treated as Incentive Stock Options. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.

5.8 Termination of Employment or Consulting Relationship or Directorship. If a Participant holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Participant may exercise the Options that were vested and exercisable as of the date of termination until the end of the original term or for a period of 90 days following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee). If the Participant is not entitled to exercise his or her entire Option at the date of such termination, the unexercisable portion of the Option will expire and the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

5.9 Disability of Participant. If a Participant holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Participant may exercise the Options that were vested and exercisable as of the date of termination until the end of the original term or for a period of 36 months following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee). If the Participant is not entitled to exercise his or her entire Option at the date of such termination, the unexercisable portion of the Option will expire and the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

5.10 Death of Participant. If a Participant holds exercisable Options on the date his or her death, the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance or under Section 12.3 may exercise the Options that were vested and exercisable as of the date of death until the end of the original term or for a period of 36 months following the date of death, whichever is earlier (or such other period as is set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee). If the Participant is not entitled to exercise his or her entire Option at the date of death, the unexercisable portion of the Option will expire and the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or

determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance or under Section 12.3 does not exercise the Option within the time specified above after the date of death, the Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 Grant of Stock Appreciation Rights. The Committee may provide Stock Appreciation Rights either alone or in addition to other Awards upon such terms and conditions as the Committee may establish in its sole discretion.

6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right.

(b) Upon the exercise of a Stock Appreciation Right, payment shall be made in whole Shares or cash.

(c) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d) The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate. In connection with the foregoing, the Committee shall consider the applicability and effect of Section 162(m) of the Code. Notwithstanding the foregoing provisions of this Section 6.2, but subject to Section 12.2, a Stock Appreciation Right shall not have (i) an exercise price less than Fair Market Value on the date of grant, or (ii) a term of greater than ten years. In addition to the foregoing, but subject to Section 12.2, the base amount of any Stock Appreciation Right shall not be reduced after the date of grant. The Committee shall take no action under this Article VI that would subject a Participant to a penalty tax under Section 409A of the Code.

(e) Other than pursuant to Section 12.2, the Committee may not, without obtaining stockholder approval (a) amend the terms of outstanding Stock Appreciation Rights to reduce the exercise price of such outstanding Stock Appreciation Rights, (b) cancel outstanding Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Appreciation Rights; or (c) cancel outstanding Stock Appreciation Rights with an exercise price above the then Fair Market Value of a Share in exchange for cash or other securities.

6.3 Termination of Employment or Consulting Relationship or Directorship. If a Participant holds exercisable Stock Appreciation Rights on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Participant may exercise the Stock Appreciation Rights that were vested and exercisable as of the date of termination until the end of the original term or for a period of 90 days following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee). If the Participant is not entitled to exercise his or her entire Stock Appreciation Right at the date of such termination, the unexercisable portion of the Option will expire and the Shares covered by the unexercisable portion of the Stock Appreciation Right will revert to the Plan, unless otherwise set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Stock Appreciation Right will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise a Stock Appreciation Right within the time specified above after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

6.4 Disability of Participant. If a Participant holds exercisable Stock Appreciation Rights on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Participant may exercise the Stock Appreciation Rights that were vested and exercisable as of the date of termination until the end of the original term or for a period of 36 months following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee). If the Participant is not entitled to exercise his or her entire Stock Appreciation Right at the date of such termination, the unexercisable portion of the Option will expire and the Shares covered by the unexercisable portion of the Stock Appreciation Right will revert to the Plan, unless otherwise set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Stock Appreciation Right will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise a Stock Appreciation Right within the time specified above after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

6.5 Death of Participant. If a Participant holds exercisable Stock Appreciation Rights on the date his or her death, the Participant’s estate or a person who acquired the right to exercise the Stock Appreciation Rights by bequest or inheritance or under Section 12.3 may exercise the Stock Appreciation Rights that were vested and exercisable as of the date of death until the end of the original term or for a period of 36 months following the date of death, whichever is earlier (or such other period as is set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee). If the Participant is not entitled to exercise his or her entire Stock Appreciation Right at the date of death, the unexercisable portion of the Option will expire and the Shares covered by the unexercisable portion of the Stock Appreciation Right will revert to the Plan, unless otherwise set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Stock Appreciation Right will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant’s estate or a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or under Section 12.3 does not exercise the Stock Appreciation Right within the time specified above after the date of death, the Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VII

RESTRICTED STOCK AWARDS

7.1 Grant of Restricted Stock Award. Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”). A Restricted Stock Award shall be subject to restrictions imposed by the Committee covering a period of time specified by the Committee. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. Subject to requirements of Applicable Law, the Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Affiliate as a condition precedent to the issuance of Restricted Stock.

7.2 Award Agreements. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.

7.3 Rights of Holders of Restricted Stock. Except as otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares.

7.4 Termination of Employment or Consulting Relationship or Directorship. If a Participant holds unvested Restricted Stock Awards on the date his or her Continuous Status as an Employee, Director or Consultant terminates for any reason, the unvested Restricted Stock Awards will expire and the Shares covered by the unvested Restricted Stock Awards will revert to the Plan, unless otherwise set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee. The Committee may determine in its sole discretion that such unvested Restricted Stock Awards will become vested at such times and on such terms as the Committee may determine in its sole discretion.

ARTICLE VIII

OTHER STOCK UNIT AWARDS

8.1 Grant of Other Stock Unit Award. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock Unit Awards shall be paid in Shares or cash. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom and the time or times at which such Other Stock Unit Awards shall be made, the number of cash, Shares or other property to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient. Subject to requirements of Applicable Law, the Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Affiliate as a condition precedent to the issuance of Shares (including securities convertible into Shares) subject to Awards granted under this Article VIII.

8.2 Award Agreements. The terms of any Other Stock Unit Awards granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.

8.3 Termination of Employment or Consulting Relationship or Directorship. If a Participant holds unvested Other Stock Unit Awards on the date his or her Continuous Status as an Employee, Director or Consultant terminates for any reason, the unvested Other Stock Unit Awards will expire and the Shares covered by the unvested Other Stock Unit Awards will revert to the Plan, unless otherwise set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee. The Committee may determine in its sole discretion that such unvested Other Stock Unit Awards will become vested at such times and on such terms as the Committee may determine in its sole discretion.

ARTICLE IX

PERFORMANCE AWARDS

9.1 Terms of Performance Awards. Performance Awards may be issued hereunder to Participants, for no consideration or for such minimum consideration as may be required by Applicable Law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may, but need not, be based upon the criteria set forth in Section 10.2. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments.

9.2 Award Agreements. The terms of any Performance Awards granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.

9.3 Termination of Employment or Consulting Relationship or Directorship. If a Participant holds unvested Performance Awards on the date his or her Continuous Status as an Employee, Director or Consultant terminates for any reason, the unvested Performance Awards will expire and the Shares covered by the unvested Performance Awards will revert to the Plan, unless otherwise set forth in the Award Agreement, in an employment agreement between the Company or an Affiliate and the Participant (if any) or determined by the Committee. The Committee may determine in its sole discretion that such unvested Performance Awards will become vested at such times and on such terms as the Committee may determine in its sole discretion.

ARTICLE X

CODE SECTION 162(M) PROVISIONS

10.1 Performance-Based Compensation. Notwithstanding any other provision of the Plan, if the Committee determines that it intends for a Restricted Stock Award, a Performance Award or an Other Stock Unit Award to qualify as Performance-Based Compensation, then such Award will be structured and administered in accordance with this Article X.

10.2 Performance Criteria. If a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is subject to this Article X, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of or growth of one or any combination of the following factors, or an objective formula determined at the time of the Award that is based on modified or unmodified calculations of one or any combination of the following factors: net sales; pretax income before or after allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; total stockholder return; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); an adjusted formula of EBITDA determined by the Committee; economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of the Company or any Affiliate, division or business unit of the Company or an Affiliate. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an Affiliate, division or business unit of the Company or an Affiliate, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Unless the Committee specifies otherwise when it sets performance goals for an Award, objective adjustments shall be made to any of the foregoing measures for the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that may occur during the Performance Period. Also, unless the Committee determines otherwise in setting the performance goals for an Award, to the extent consistent with the requirements of Section 162(m) of the Code, such performance goals shall be applied by excluding the impact of (a) restructurings, discontinued operations and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

10.3 Adjustments. Notwithstanding any provision of the Plan (other than Article XI), with respect to any Restricted Stock Award, Performance Award or Other Stock Unit Award that is subject to this Article X, the Committee may adjust downward, but not upward, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or Disability of the Participant or the occurrence of a Change of Control.

10.4 Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Restricted Stock Award, Performance Award or Other Stock Unit Award that is subject to this Article X, the Committee shall certify in writing that the applicable performance goals have been achieved to the extent necessary for such Award to qualify as Performance-Based Compensation.

10.5 Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article X as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation, or which are not inconsistent with such requirements.

ARTICLE XI

CHANGE OF CONTROL PROVISIONS

11.1 Impact of Change of Control. In the event of a Change in Control, except as may otherwise be agreed upon by the parties to the Change in Control, upon a Participant’s termination of employment by the Participant’s employer without Cause, or by the Participant for Good Reason, within such period following the Change of Control as may be determined by the Committee, then (a) Options and Stock Appreciation Rights shall vest and become fully exercisable, (b) restrictions on Restricted Stock Awards shall lapse and such Awards shall become fully vested (and, in the case of Other Stock Unit Awards payable in cash, shall be fully paid), (c) Performance Awards and any other Awards with vesting or other provisions tied to achievement of performance goals shall be considered to be vested (and, as applicable, shall be earned and paid) at their target levels (if the Awards do not specify a “target” amount, the amount that vests (and, as applicable, the amount earned and paid) shall be determined by the Committee in its sole discretion before the Change of Control), (d) restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable, and (e) such other additional benefits, changes or adjustments as the Committee deems appropriate and fair shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award. For the avoidance of doubt, to the extent any Award Agreement or other document relating to an Award granted before the date of a Change of Control provides for termination, cancellation or forfeiture of the Award upon a termination of employment, and the employment of the recipient of such Award is terminated on the date of a Change of Control, the Award holder shall be entitled to the benefits set forth in the first sentence of this Section 11.1, notwithstanding such termination of employment. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may, before the date of a Change of Control, determine that, upon the occurrence of the Change of Control (x) each Option and Stock Appreciation Right shall remain exercisable for only a limited period of time determined by the Committee (provided that they remain exercisable for at least 30 days after notice of such action is given to the Participants), or (y) each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and such Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. Notwithstanding the foregoing and the provisions of Section 11.2, the Committee will take no action that would subject any Participant to a penalty tax under Section 409A of the Code.

11.2 Assumption Upon Change of Control. Notwithstanding the foregoing, if, in the event of a Change of Control, the successor company does not agree to assume or substitute for an Award or the Awards will otherwise not remain outstanding after the Change in Control, then, in lieu of the holder of such outstanding assumed or substituted Award shall be entitled to the benefits set forth in the first sentence of Section 11.1 as of the date of the Change in Control, to the same extent as if the holder’s employment had been terminated by the Company without Cause as of the date of the Change in Control. For the purposes of this Section 11.2, an Award shall be considered assumed or substituted for if following the Change of Control the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of such substantial equality of value of consideration shall be made by the Committee before the Change of Control in its sole discretion and its determination shall be conclusive and binding. Any assumption or substitution of an Incentive Stock Option will be made in a manner that will not be considered a “modification” under the provisions of Section 424(h)(3) of the Code.

ARTICLE XII

GENERALLY APPLICABLE PROVISIONS

12.1 Amendment and Modification of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by Applicable Law; provided that the Board may not amend the second sentence of Section 5.3 or Section 6.2(e) without obtaining stockholder approval. In addition, no amendments to, or termination of, the Plan (other than by reason of the failure of stockholders to approve the Plan after an Award has been granted if the Award is contingent upon stockholder approval of the Plan) shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2 Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off, rights offering or any other event that constitutes an “equity restructuring” within the meaning of the Financial Accounting Standards Board Accounting Standard Codification (ASC) Section 718, Compensation—Stock Compensation (FASB ASC 718), or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate to prevent dilution or enlargement of rights immediately resulting from such event or transaction, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number. Where an adjustment under this Section 12.2 is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code. For the avoidance of doubt, in the case of the occurrence of any of the foregoing events that is an “equity restructuring” within the meaning of the Financial Accounting Standards Board Accounting Standard Codification (ASC) Section 718, Compensation—Stock Compensation (FASB ASC 718), as may be amended and/or superseded from time to time, the Committee shall make an equitable adjustment to outstanding Awards and the Plan to prevent dilution or enlargement of rights immediately resulting from such event or transaction.

12.3 Transferability of Awards. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement or an employment agreement between the Company or an Affiliate and the Participant (if any) or otherwise, no Award, and no Shares subject to Awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, to the extent that the Committee so authorizes in the Award Agreement or otherwise, an Award other than an Incentive Stock Option may be assigned, in whole or in part, during the Participant’s lifetime to one or more Family Members of the Participant. Rights under the assigned portion may be exercised by the Family Member(s) who acquire a proprietary interest in such Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately before such assignment and shall be set forth in such documents issued to the assignee as the Committee deems appropriate.

(a) Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive any Awards that remain unexercised in the event of the Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The Participant may change such designation of beneficiary at any time by written notice to the Committee, subject to the above spousal consent requirement.

(b) Effect of No Designation. If a Participant dies and there is no beneficiary validly designated and living at the time of the Participant’s death, the Company will deliver such Participant’s Awards to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Awards to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) Death of Spouse or Dissolution of Marriage. If a Participant designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the Participant’s marriage is later dissolved. Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Participant. Without limiting the generality of the preceding sentence, the interest in Awards of a spouse of a Participant who has predeceased the Participant or whose marriage has been dissolved will automatically pass to the Participant, and will not be transferable by such spouse in any manner, including, but not limited to, such spouse’s will, nor will any such interest pass under the laws of intestate succession.

12.4 Termination of Employment or Service. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the

Company or any Affiliate (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final; provided, however, that with respect to any Award (or portion thereof) that constitutes deferred compensation under Section 409A of the Code, to the extent required to avoid additional tax under Section 409A of the Code with respect to such Award (or portion thereof), a Participant’s employment or service will only be considered to have terminated when the Participant has a “separation from service” within the meaning of Code Section 409A.

12.5 Dividends and Dividend Equivalents. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred and/or restricted basis, cash, stock or other property dividends, or cash payments in amounts equivalent to stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion; provided, however that any such dividends or Dividend Equivalents relating to Awards that are subject to performance-based vesting conditions shall not be paid unless and until such performance-based vesting conditions have been satisfied. The Committee may provide that any such dividends or Dividend Equivalents that are payable on a deferred or restricted basis shall be deemed to have been reinvested in additional Shares or Share equivalents or otherwise reinvested or that such amounts will be deferred or restricted in their original form and payable with or without interest. No Option or Stock Appreciation Right may provide for dividends, Dividend Equivalents or other similar distributions to be paid with respect to such Option or Stock Appreciation Right.

ARTICLE XIII

MISCELLANEOUS

13.1 Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or to the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members) (any such person, a “Payee”) net of any applicable Federal, State and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Rights, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award, or (e) any other event that gives rise to a tax withholding obligation. The Company or any Affiliate shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee may establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period as the Committee determines to be necessary to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the employee’s minimum required tax withholding rate) otherwise deliverable in connection with the Award. If Shares acquired upon exercise of any Incentive Stock Option are disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Shares immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

13.2 Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Consultant or Director the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Consultant or Director at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3 Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

13.4 Cancellation of Award; Clawback. Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant may be canceled in the discretion of the Committee if the Participant’s Continuous Status as an Employee, Director or Consultant is terminated for Cause, or if, after the termination of the Participant’s Continuous Status as an Employee, Director, or Consultant, the Committee determines that Cause existed before such termination. Awards shall be subject to the Company’s clawback policy, as such policy may be amended from time to time.

13.5 Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the provisions of the Plan, the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.6 Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under Applicable Law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.

13.7 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements.

13.8 Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.9 Construction. All references in the Plan to “Section,” “Sections,” or “Article” are intended to refer to the Section, Sections or Article, as the case may be, of the Plan. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.10 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such

Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.11 Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

13.12 Effective Date of Plan; Duration of Plan. The Board adopted the Plan on February 10, 2015. The Plan will become effective if and when approved by the Company’s stockholders at the Company’s 2015 Annual Meeting of Stockholders. No Award may be granted under the Plan after February 10, 2025, which is the tenth anniversary of the date the Board approved the Plan, or such earlier date as the Board shall determine pursuant to Section 12.1. The Plan will remain in effect with respect to outstanding Awards until the Award ceases to be outstanding.

13.13 Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.14 Effect on Prior Plan. On the approval of the Plan by the stockholders of the Company in the manner set forth in Section 13.12, the Prior Plan shall be cancelled and no further grants or awards shall be made under the Prior Plan. Grants and awards made under the Prior Plan before the date of such cancellation, however, shall continue in effect in accordance with their terms and the terms of the Prior Plan. Grants and awards made under the Individual Arrangements shall likewise continue in effect in accordance with their terms.

13.15 Other Company Compensation Plans. Shares available for Awards under the Plan may be used by the Company as a form of payment of compensation under other Company compensation plans, whether or not existing on the date hereof. To the extent any Shares are used as such by the Company, such Shares will reduce the then number of Shares available under Article III of the Plan for future Awards.

13.16 Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

13.17 Code Section 409A. To the extent applicable, it is intended that the Plan and any Awards granted under the Plan be exempt from, or, where an exemption is not available, comply with the requirements of, Section 409A of the Code and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service (collectively “Section 409A”). To the extent any provision of the Plan or an Award Agreement is ambiguous as to its compliance with Section 409A (or an applicable exemption therefrom), the provision will be read in such a manner so that all amounts thereunder comply with Section 409A (or the applicable exemption therefrom).

13.18 No Discretionary Vesting. Except in the case of a Change in Contol or a termination of a Participant’s employment due to the Participant’s death or Disability, the Committee will not vest an Award on an accelerated, discrionary basis.

13.19 Minimum Required Vesting Period. Awards shall contain vesting schedules that provide for vesting to occur no sooner than one year after the date the Award is granted.

Appendix B

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

PINNACLE ENTERTAINMENT, INC.,

a Delaware corporation

Pinnacle Entertainment, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. That the first paragraph of ARTICLE IV of the Restated Certificate of Incorporation of the Corporation is amended to read in full as follows:

“The amount of the total authorized capital stock of the corporation is 150,250,000 shares which are divided into two classes as follows:

250,000 shares of Preferred Stock having a par value of $1.00 per share; and

150,000,000 shares of Common Stock having a par value of $0.10 per share.”

2. The foregoing amendment to the Corporation’s Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by approval of the Board of Directors of the Corporation and by the holders representing a majority of the voting power of the outstanding capital stock of the Corporation, with all such outstanding capital stock voting as a single class and entitled to vote thereon.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by its duly authorized officer this     of May, 2015.

Pinnacle Entertainment, Inc.

By:
John A. Godfrey, Executive Vice President, General Counsel and Secretary

B-1

Appendix C

AMENDED AND RESTATED

RIGHTS AGREEMENT

between

PINNACLE ENTERTAINMENT, INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as Rights Agent

Dated as of March 13, 2015

C-i

AMENDED AND RESTATED RIGHTS AGREEMENT

This AMENDED AND RESTATED RIGHTS AGREEMENT, dated as of March 13, 2015 (this “Agreement”), between Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as rights agent (the “Rights Agent”).

WHEREAS, on November 6, 2014, the Board of Directors of the Company (the “Board of Directors”) adopted the Rights Agreement, dated as of November 6, 2014, between the Company and the Rights Agent (such agreement, as amended prior to the date hereof, the “Original Agreement”), pursuant to which the Board of Directors (i) authorized and declared a dividend of one right (a “Right”) for each share of Common Stock, par value $0.10 per share, of the Company (the “Company Common Stock”) outstanding at the Close of Business on November 17, 2014 (the “Record Date”), and (ii) authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant hereto) for each share of Company Common Stock issued between the Record Date and the earlier of the Distribution Date and the Expiration Date and, in certain circumstances, for each share of Company Common Stock issued after the Distribution Date but before the Expiration Date; and

WHEREAS, prior to the Distribution Date (as defined in the Original Agreement), the Company may, in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of the Original Agreement in any respect without the approval of any holders of certificates representing Rights or shares of Company Common Stock in accordance with the provisions of Section 27 thereof;

WHEREAS, the Company desires to supplement and amend and restate the Original Agreement as provided herein and subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section  1.        Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 9.8% or more of the shares of Company Common Stock then outstanding. Notwithstanding the foregoing:

(i) an “Acquiring Person” shall not include:

(A) the Company;

(B) any Subsidiary of the Company;

(C) any employee benefit plan maintained by the Company or any of its Subsidiaries;

(D) any trustee or fiduciary with respect to such employee benefit plan acting in such capacity or a trustee or fiduciary holding shares of Company Common Stock for the purpose of funding any such plan;

(E) any Person if:

(1) the Board of Directors determines in good faith that such Person who would otherwise be an “Acquiring Person” became such inadvertently (including, without limitation, because (x) such Person was unaware that it beneficially owned a percentage of Company Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (y) such Person was aware of the extent of its Beneficial Ownership of Company Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing or influencing control of the Company;

(2) such Person does not become the Beneficial Owner (other than pursuant to the grant or exercise of an option under a Company stock option plan or pursuant to a dividend or distribution paid or made by the Company on the outstanding shares of Company Common Stock or pursuant to a split or subdivision of the Company Common Stock) of any additional shares of Company Common Stock after such Person becomes aware that such Person would be an Acquiring Person (but for the operation of this clause (E)); and

(3) such Person as promptly as practicable (as determined in good faith by the Board of Directors) divested or divests itself of Beneficial Ownership of a sufficient number of shares of Company Common Stock so that such Person would no longer be an “Acquiring Person” or, in the case of shares of Company Common Stock in respect of which such Person has a Synthetic Long Position, establishes to the satisfaction of the Board of Directors that such Synthetic Long Position is not held with any intention of changing or influencing control of the Company); provided that if such Person fails to promptly divest such shares and/or establish that such Synthetic Long Position is not held with any intention of changing or influencing control of the Company, then such Person shall become an Acquiring Person immediately after such failure (such failure determined in good faith by the Board of Directors);

(F) any Person who becomes the Beneficial Owner of 9.8% or more of the then-outstanding shares of Company Common Stock as a result of the acquisition of shares of Company Common Stock directly from the Company in one or more transactions approved by the Board of Directors or otherwise with the prior approval of the Board of Directors, provided, that the Board of Directors may make such exemption subject to such conditions, if any, as the Board of Directors may determine; or

(G) any Person that as of the time of the public announcement of this Agreement is the Beneficial Owner of 9.8% or more of the shares of Company Common Stock then outstanding; provided, that the term “Acquiring Person” shall include such Person from and after the first date upon which such Person, after the time of the public announcement of this Agreement, shall have acquired (other than pursuant to the grant or exercise of an option under a Company stock option plan or pursuant to a dividend or distribution paid or made by the Company on the outstanding shares of Company Common Stock or pursuant to a split or subdivision of the Company Common Stock), without the prior approval of the Board of Directors, Beneficial Ownership of, in the aggregate, a number of shares of Company Common Stock equal to 0.1% or more of the shares of Company Common Stock then outstanding; provided, however, that this clause (G) shall cease to apply to any such Person when such Person ceases to beneficially own 9.8% or more of the shares of Company Common Stock then outstanding;

and

(ii) no Person shall be deemed an “Acquiring Person” as a result of the acquisition of shares of Company Common Stock by the Company which, by reducing the number of shares of Company Common Stock outstanding, increases the proportional number of shares beneficially owned by such Person; provided, that if (x) a Person would become an Acquiring Person (but for the operation of this subclause (ii)) as a result of the acquisition of shares of Company Common Stock by the Company and (y) after such share acquisition by the Company, such Person becomes the Beneficial Owner of any additional shares of Company Common Stock (other than pursuant to the grant or exercise of an option under a Company stock option plan or pursuant to a dividend or distribution paid or made by the Company on the outstanding shares of Company Common Stock or pursuant to a split or subdivision of the Company Common Stock), then such Person shall be deemed an Acquiring Person unless, upon becoming the Beneficial Owner of such additional shares, such Person is the Beneficial Owner of less than 9.8% of the outstanding shares of Company Common Stock.

Notwithstanding the foregoing, if a bona fide swaps dealer who would otherwise be an “Acquiring Person” has become so as a result of its actions in the ordinary course of its business that the Board of Directors determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board of Directors shall otherwise determine, such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

Each Person identified in subclauses (A), (B), (C) and (D) of Section (1)(a)(i) above is individually an “Exempt Person” and collectively “Exempt Persons.”

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date hereof.

(c) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to have “Beneficial Ownership” of and to “beneficially own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of under Rule 13d-3 and Rule 13d-5 of the General Rules and Regulations under the Exchange Act (the “Exchange Act Regulations”) as in effect on the date hereof, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, that a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “beneficially own,” any securities under this subparagraph (i) as a result of an agreement, arrangement or understanding to vote such securities if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made on Schedule 14A (or any successor form) pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the Exchange Act Regulations, and (B) is not reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(ii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (i) of this paragraph (c)) or disposing of such securities; or

(iii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right or obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time or upon the satisfaction of conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; or

(iv) in respect of which such Person or any of such Person’s Affiliates or Associates has a Synthetic Long Position (as hereinafter defined);

provided, that under this paragraph (c) a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” any securities

(A) tendered pursuant to a tender or exchange offer made in accordance with Exchange Act Regulations by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange,

(B) that may be issued upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or

(C) that may be issued upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(c) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights; and

provided, further, that:

(x) nothing in this paragraph (c) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition,

(y) no decision reached, or action taken, by the Board of Directors or any committee thereof shall cause any Person (or any Affiliate or Associate of such Person) who is a member of the Board of Directors or such committee to be deemed, for the purposes of this Agreement, to be a Beneficial Owner of any securities beneficially owned by any other Person (or any Affiliate or Associate of such Person) who is a member of the Board of Directors or any committee thereof solely by reason of such membership of the Board of Directors or any committee thereof or participation in the decisions or actions thereof on the part of either or both of such Persons, and

(z) no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own” any securities that are “beneficially owned” (as defined in this paragraph (c)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

(d) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

(e) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(f) “Common Stock” of any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or, if such Person shall have no capital stock, the equity securities or other equity interest having power to control or direct the management of such Person.

(g) “Company” has the meaning given it in the first paragraph of this Agreement, and also means a Principal Party to the extent provided in Section 13(a).

(h) “Definitive Acquisition Agreement” shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of the requisite percentage of outstanding shares of Company Common Stock as required by the Company’s certificate of incorporation and by-laws (as each may be amended from time to time) and applicable law at a meeting of shareholders with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (ii) the acquisition in any manner, directly or indirectly, of more than fifty percent (50%) of the consolidated total assets (including, without limitation, equity securities of its Subsidiaries) of the Company.

(i) “Independent Directors” shall mean members of the Board of Directors who are not officers or employees of the Company.

(j) “Person” shall mean any individual, partnership, firm, limited liability company, corporation, association, trust, unincorporated organization or other entity, including any successor (by merger or otherwise), as well as any syndicate or group deemed to be a person under Section 13(d) of the Exchange Act as in effect on the date hereof.

(k) “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $1.00 per share (as such par value may be changed from time to time), of the Company having the voting powers, designation, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions described in the Certificate of Designation set forth as Exhibit C hereto and as amended from time to time.

(l) “Qualified Offer” shall mean a tender offer or an exchange offer for all of the outstanding shares of Company Common Stock, that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act, determined by a majority of the Independent Directors to have, to the extent required for the type of offer specified, each of the following characteristics:

(i) that, within twenty (20) Business Days after the commencement date of the offer within the meaning of Rule 14d-2(a) under the Exchange Act (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the holders of the shares of Company Common Stock is either unfair or inadequate;

(ii) pursuant to which consideration to be paid by the offeror in the offer is composed only of cash and/or shares of Common Stock of the offeror and (A) if the offer includes cash, that is fully financed at the time of commencement of the offer and (B) if the offer includes shares of Common Stock of the offeror, (x) the offeror shall permit a nationally recognized investment banking firm retained by the Board of Directors and legal counsel designated by the Company to have access to such offeror’s books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such investment banking firm and such legal counsel to conduct a due diligence review of the offeror in order to permit such investment banking firm to be able to render an opinion to the Board of Directors with respect to whether the consideration being offered to the holders of the shares of Company Common Stock is fair or adequate, and (y) within ten (10) Business Days after such investment banking firm shall have notified the Company and the offeror that it had completed the due diligence review to its satisfaction (or following completion of such due diligence review within ten (10) Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of Directors that the consideration being offered to the holders of the shares of Company Common Stock is either unfair or inadequate and such investment banking firm does not after the expiration of such ten (10) Business Day period render an opinion to the Board of Directors that the consideration being offered to the holders of the shares of Company Common Stock has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse effect on the value of the shares of Common Stock of the offeror;

(iii) that is subject to a non-waivable condition that a minimum of at least a majority of the outstanding shares of Company Common Stock (other than shares of Company Common Stock held by the offeror or its Affiliates and Associates) shall have been tendered and not withdrawn as of the offer’s expiration date, and other usual and customary terms and conditions, which may include a condition that no change or event has resulted in a material adverse effect on the business financial condition, assets, liabilities or results of operations of the Company; but which conditions shall not include any financing, funding or similar condition or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

(iv) pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least one hundred and twenty (120) days and, if a Special Meeting is duly requested in accordance with Section 23(e), for at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) days following receipt of the Special Meeting Notice in accordance with Section 23(e), for at least ten (10) Business Days following such ninety (90) day period;

(v) pursuant to which the Company has received an irrevocable written commitment by the offeror that, in addition to the minimum time periods specified in item (iv) of this definition, the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty (20) Business Days after any increase in the price offered, and after any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) of the Exchange Act; provided, however, that such offer need not remain open, as a result of this Section 1(l)(v), beyond (A) the time until which any other offer satisfying the criteria for a Qualified Offer is then required to be kept open under this Section 1(l)(v), (B) the scheduled expiration date, as such date may be extended by public announcement on or prior to the then scheduled expiration date, of any other tender or exchange offer for shares of Company Common Stock with respect to which the Board of Directors has agreed to redeem the Rights immediately prior to acceptance for payment of shares of Company Common Stock thereunder (unless such other offer is terminated prior to its expiration without any shares of Company Common Stock having been purchased thereunder) or (C) one (1) Business Day after the shareholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

(vi) pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all shares of Company Common Stock not tendered into the offer will be acquired at the same amount and form of consideration per share actually paid pursuant to the offer, subject to shareholders’ statutory appraisal rights, if any;

(vii) pursuant to which the Company has received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration (other than a reduction to reflect any dividend declared by the Company, other than a regular quarterly dividend, after the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act or any material change in the capital structure of the Company initiated by the Company after the commencement of such offer, whether by way of reclassification, recapitalization, reorganization, repurchase or otherwise), change the form of consideration offered, reduce the number of shares being sought, or otherwise change the terms of the offer in a way that is adverse to a tendering shareholder; and

(viii) if the offer includes shares of Common Stock of the offeror, (A) the offeror is a publicly owned corporation, and its shares of Common Stock are freely tradable and are listed or admitted to trading on either the New York Stock Exchange or NASDAQ, (B) no shareholder approval of the offeror is required to issue such shares of Common Stock, or, if required, such approval has already been obtained, and (C) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 (or comparable form) for registering securities under the Act, including, without limitation, the filing of all required Exchange Act reports in a timely manner during the 12 calendar months prior to the date of commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act.

For the purposes of the definition of Qualified Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer, any second step merger and related expenses, which shall be evidenced by (A) definitive financing agreements executed between the offeror and responsible financial institutions having the necessary financial capacity to provide funds for such offer subject only to customary terms and conditions (which shall in no event include conditions requiring access by such financial institutions to non-public information to be provided by the Company, conditions based on the accuracy of any information concerning the Company, or conditions requiring the Company to make any representations, warranties or covenants in connection with such financing), (B) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Company to maintain such availability until the offer is consummated or withdrawn, or (C) a combination of the foregoing, which evidence (including certified copies of any such definitive financing agreements (including exhibits and related documents) and copies of all written materials prepared by the offeror for such financial institutions in connection with entering into such financing agreements) has been provided to the Company prior to, or upon, commencement of the offer within the meaning of Rule 14d-2(a) under the

Exchange Act; provided that “sufficient funds for the offer” shall be an amount sufficient to pay, for all shares of Company Common Stock outstanding on a fully diluted basis, the cash portion of the consideration pursuant to the offer and the second-step transaction required by clause (viii) above and all related expenses. If an offer becomes a Qualified Offer in accordance with this definition but subsequently ceases to be a Qualified Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualified Offer and the provisions of Section 23(e) shall no longer be applicable to such offer, provided the actual redemption of the Rights pursuant to Section 23(e) shall not have already occurred.

(m) “Stock Acquisition Date” shall mean the first date of public announcement (including, without limitation, the filing of any report, or any amendment to any report, pursuant to Section 13(d) of the Exchange Act (or any comparable or successor report)) by the Company or an Acquiring Person that an Acquiring Person has become such; provided, that if such Person is determined not to have become an Acquiring Person pursuant to Section 1(a) hereof, then no Stock Acquisition Date shall be deemed to have occurred.

(n) “Subsidiary” shall mean, with reference to any Person, any other Person of which an amount of voting securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is beneficially owned, directly or indirectly, by such Person, or any other Person otherwise controlled by such first-mentioned Person.

(o) “Synthetic Long Position” shall mean any option, warrant, convertible security, stock appreciation right, swap agreement or other security, contract right or derivative position, whether or not presently exercisable, that (x) has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of Company Common Stock or a value determined in whole or part with reference to, or derived in whole or in part from, the market price or value of Company Common Stock, and (y) increases in value as the value of Company Common Stock increases or provides to the holder of such right an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of Company Common Stock, in any case without regard to whether (1) such security, right or position conveys any voting rights in Company Common Stock to the holder or any of the holder’s Affiliates or Associates, (2) such security, right or position is required to be, or capable of being, settled in whole or in part through delivery of Company Common Stock, or (3) the holder of such security, right or position or any of such holder’s Affiliates or Associates may have entered into other transactions that hedge the economic effect of such security, right or position, but shall not include:

(i) rights of a pledgee under a bona fide pledge of Company Common Stock;

(ii) rights of all holders of Company Common Stock to receive Company Common Stock pro rata, or obligations to dispose of Company Common Stock, as a result of a merger, exchange offer, or consolidation involving the Company;

(iii) rights or obligations to surrender Company Common Stock, or have Company Common Stock withheld, upon the receipt or exercise of a derivative security or the receipt or vesting of equity securities, in order to satisfy the exercise price or the tax withholding consequences of receipt, exercise or vesting;

(iv) interests in broad-based index options, broad-based index futures, and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority;

(v) interests or rights to participate in employee benefit plans of the Company held by employees or former employees of the Company; or

(vi) options granted to an underwriter in a registered public offering for the purpose of satisfying over-allotments in such offering.

The number of shares of Company Common Stock in respect of which a Person has a Synthetic Long Position shall be deemed to be the notional or other number of shares of Company Common Stock in respect of such Synthetic Long Position specified in a filing by such Person or any of such Person’s Affiliates or Associates with the Securities and Exchange Commission or in the documentation evidencing the Synthetic Long Position as being subject to be acquired upon the exercise or settlement of the applicable security, right or position or as the basis upon which the value or settlement amount of such security, right or position, or the opportunity of the holder of such security, right or position to profit or share in any profit, is to be calculated in whole or in part or, if no such number of shares of Company Common Stock is specified in any filing or documentation, as determined by the Board of Directors in good faith to be the number of shares of Company Common Stock to which the Synthetic Long Position relates.

(p) “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

In addition, the following terms are defined in the Sections indicated below:

Acquiring Person	1(a)
Adjustment Shares	11(a)(ii)(B)
Affiliate	1(b)
Agreement	Preamble
Associate	1(b)
Beneficial Owner	1(c)
Beneficial Ownership	1(c)
beneficially own	1(c)
Board of Directors	Recitals
Business Day	1(d)
Close of Business	1(e)
Common Stock	1(f)
common stock equivalents	11(a)(iii)(B)
Company	13(a)(iii), 1(g), Preamble
Company Common Stock	Recitals
current market price	11(d)(i)
Current Value	11(a)(iii)(A)
Definitive Acquisition Agreement	1(h)
Distribution Date	3(a)
Equivalent Preferred Stock	11(b)
Exchange Act	1(b)
Exchange Act Regulations	1(c)(i)
Exchange Ratio	24(a)
Exchange Securities	24(a)
Exempt Person	1(a)(ii)
Expiration Date	7(a)
Final Expiration Date	7(a)
fully financed	1(l)
Independent Directors	1(i)
Nasdaq	11(d)(i)
Original Agreement	Recitals
Original Rights	1(c)(iv)(C)
Outside Meeting Date	23(e)(v)
Person	1(j)
Preferred Stock	1(k)
Principal Party	13(b)
Purchase Price	13(a)(i)(B), 11(a)(ii)(A), 7(b)
Qualified Offer	1(l)
Record Date	Recitals

Redemption Price	23(a)
Redemption Resolution	23(e)(i)
Registered Common Stock	13(b)(ii)(1)
Registration Date	9(c)(i)
Registration Statement	9(c)(i)
Right	Recitals,
Rights Agent	Preamble
Rights Certificates	3(a)
Section 11(a)(ii) Event	11(a)(ii)
Section 11(a)(iii) Trigger Date	11(a)(iii)(B)
Section 13 Event	13(a)
Securities Act	9(c)(i)
Special Meeting	23(e)(i)
Special Meeting Notice	23(e)(i)
Special Meeting Period	23(e)(ii)
Spread	11(a)(iii)(A)
Stock Acquisition Date	1(m)
Subsidiary	1(n)
Substitution Period	11(a)(iii)(B)
Summary of Rights	3(b)
Synthetic Long Position	1(o)
Trading Day	11(d)(i)
Triggering Event	1(p)
Trust	24(a)
Trust Agreement	24(a)
Unit	7(b)

Section 2.        Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3, shall, before the Distribution Date, also be the holders of the Company Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-rights agent.

Section 3.        Issuance of Rights Certificates.

(a) Until the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), and (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors) after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act Regulations or any successor rule, if upon consummation thereof such Person would be an Acquiring Person (including, in the case of both clause (i) and (ii), any such date which is after the date of this Agreement and prior to the issuance of the Rights) (the earlier of (i) and (ii) above being the “Distribution Date”):

(x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for shares of Company Common Stock registered in the names of the holders of shares of Company Common Stock as of and subsequent to the Record Date (which certificates for shares of Company Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and

(y) the Rights will be transferable only in connection with the transfer of the underlying shares of Company Common Stock including a transfer to the Company;

provided, that if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer. As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of shares of Company Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit A hereto (the “Rights Certificates”), evidencing one Right for each share of Company Common Stock so held, subject to adjustment as provided herein.

In the event that an adjustment in the number of Rights per share of Company Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b) The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit B (the “Summary of Rights”), to any record holder of shares of Company Common Stock as of the Close of Business on the Record Date who may so request in writing from time to time prior to the Expiration Date. With respect to certificates for Company Common Stock outstanding as of the Record Date or issued subsequent to the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, until the Distribution Date the Rights will be evidenced by such certificates registered in the names of the holders thereof, and the registered holders of the Company Common Stock shall also be the registered holders of the associated Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any such certificate for Company Common Stock outstanding as of the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Company Common Stock represented thereby.

(c) Rights shall, without any further action, be issued in respect of all shares of Company Common Stock which are issued (including any shares of Company Common Stock held in treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. In addition, Rights shall be issued with respect to all shares of Company Common Stock described in the second sentence of Section 22 hereof, subject to the provisions thereof. Certificates representing such shares of Company Common Stock issued after the Record Date shall bear the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Pinnacle Entertainment, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) dated as of November 6, 2014, as amended from time to time (the “Rights Agreement”), the terms of which (including restrictions on the transfer of such Rights) are hereby incorporated herein by reference and a copy of which is on file at the office of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

With respect to certificates representing shares of Company Common Stock that bear the foregoing legend, until the earlier of the Distribution Date and the Expiration Date, the Rights associated with the shares of Company Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of the shares of Company Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the shares of Company Common Stock represented by such certificates.

(d) In the event that the Company purchases or acquires any shares of Company Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Company Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Company Common Stock that are no longer outstanding.

(e) Notwithstanding anything to the contrary contained herein, shares of Company Common Stock and Rights (and any securities issuable on their exercise) may be issued and transferred by book-entry and not represented by physical certificates. Where shares of Company Common Stock and Rights (and any securities issuable on their exercise) are held in uncertificated form, the Company and the Rights Agent shall cooperate in all respects to give effect to the intent of the provisions contained herein.

Section 4.        Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment and the certificates to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or any rule or regulation thereunder or with any rule or regulation of any stock exchange or automated quotation system on which the Rights may from time to time be listed or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date (or in the case of Rights issued with respect to Common Stock issued by the Company after the Record Date, as of the date of issuance of such Common Stock) and on their face shall entitle the holders thereof to purchase such number of Units of Preferred Stock as shall be set forth therein at the price set forth therein, provided, that the amount and type of securities, cash or other assets that may be acquired upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b) Any Rights Certificate that represents Rights which are null and void pursuant to Section 7(e) of this Agreement and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby are null and void.

The provisions of Section 7(e) hereof shall be operative whether or not the foregoing legend is contained on any such Rights Certificate.

Section 5.        Countersignature and Registration.

(a) Any Rights Certificates shall be executed on behalf of the Company by its Chairman, its Chief Executive Officer, its President or one of its Vice Presidents and shall be attested by its Secretary, Treasurer or one of its Assistant Secretaries and shall have affixed thereto the Company’s seal (if any) or a facsimile thereof. The signature of any of these officers on the Rights Certificates may be manual or facsimile (including electronically by PDF). Rights Certificates bearing such manual or facsimile signatures of the individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature of such Rights Certificates or did not hold such offices at the date of such Rights Certificates. No Rights Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose unless there appears on such Rights Certificate a countersignature duly executed by the Rights Agent by manual or facsimile (including electronically by PDF) signature of an authorized signatory, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder.

(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the name and address of each holder of the Rights Certificates, the number of Rights evidenced on its face by each Rights Certificate and the date of each Rights Certificate.

Section 6.        Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Sections 4, 7(e) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of Units of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder, in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to the provisions of Section 4, Section 7(e), Section 14 and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b) Subject to Section 7(e) hereof, if a Rights Certificate shall be mutilated, lost, stolen or destroyed, upon request by the registered holder of the Rights represented thereby and upon payment to the Company and the Rights Agent of all reasonable expenses incident thereto, there shall be issued, in exchange for and upon cancellation of the mutilated Rights Certificate, or in substitution for the lost, stolen or destroyed Rights Certificate, a new Rights Certificate, in substantially the form of the prior Rights Certificate, of like tenor and representing the equivalent number of Rights, but, in the case of loss, theft or destruction, only upon receipt of evidence satisfactory to the Company and the Rights Agent of such loss, theft or destruction of such Rights Certificate and, if requested by the Company or the Rights Agent, indemnity or security also satisfactory to it.

Section 7.        Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Prior to the earliest of (i) the earlier of (x) the Close of Business on November 6, 2016 and (y) the first Business Day following the date on which the Company effects a distribution to its holders of Common Stock of all of the outstanding shares of the Subsidiary of the Company formed to effect the separation of the Company’s real estate into a separate publicly traded company (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof and (iii) the time at which the Rights are exchanged as provided in Section 24 hereof (the earlier of (i), (ii) and (iii) being the “Expiration Date”), the registered holder of any Rights

Certificate may, subject to the other provisions hereof, including without limitation Sections 7(e), 7(f), 9(c), 11(a) and 23 hereof, exercise the Rights evidenced thereby, in whole or in part, at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the number of Units of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) for which such surrendered Rights are then exercisable.

(b) The purchase price for each one one-thousandth of a share (each such one one-thousandth of a share being a “Unit”) of Preferred Stock upon exercise of Rights shall be $104, subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof (such purchase price, as so adjusted, being the “Purchase Price”), and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price for the Units of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased thereby as set forth below and an amount equal to any applicable transfer tax or evidence satisfactory to the Company of payment of such tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly:

(i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent for the Preferred Stock) a certificate or certificates for the number of Units of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or, in the case of uncertificated securities, inform the transfer agent of the number of securities to be purchased, which number shall be registered in the book entry account system of the transfer agent for the securities registered in the names of the holders thereof, or (B) if the Company shall have elected to deposit the total number of Units of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing interests in such number of Units of Preferred Stock as are to be purchased (in which case certificates for the Units of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request,

(ii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder,

(iii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, and

(iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate.

In the event that the Company is obligated to issue Company Common Stock or other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such Company Common Stock, other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made by certified or bank check or money order payable to the order of the Rights Agent.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Sections 6 and 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of any Section 11(a)(ii) Event, any Rights beneficially owned by:

(i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person,

(ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) which becomes a transferee after the Acquiring Person becomes such, or

(iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) which becomes a transferee prior to or concurrently with the Acquiring Person becoming such and which receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or such Associate or Affiliate) has any continuing agreement, arrangement or understanding regarding the transferred Rights, shares of Company Common Stock or the Company or (B) a transfer which the Board of Directors has determined, in its sole discretion, to be part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights or any other Person as a result of the Company’s failure to make or delay in making any determinations with respect to an Acquiring Person or its Affiliates or Associates or any transferee or any of them hereunder.

(f) Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise by such registered holder unless such registered holder shall have (i) completed and executed the certificate following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, (ii) not indicated an affirmative response to clause 1 or 2 thereof, and (iii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8.        Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Rights Certificates acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.        Reservation and Availability of Capital Stock.

(a) The Company shall, at all times prior to the occurrence of a Section 11(a)(ii) Event, cause to be reserved and kept available, out of its authorized and unissued shares of preferred stock or its authorized and issued shares of preferred stock held in its treasury, and, after the occurrence of a Section 11(a)(ii) Event, to the extent reasonably practical, cause to be reserved and kept available, out of its authorized but unissued shares of preferred stock, Company Common Stock and/or other securities or its authorized and issued shares held in its treasury, the number of shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Company Common Stock and/or other securities) that, as provided in this Agreement, will be sufficient to permit the exercise in full of all outstanding Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock (or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved to the extent reasonably practicable.

(b) If the shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Company Common Stock and/or other securities) to be issued and delivered upon the exercise of the Rights may be listed on any national securities exchange or automated quotation system, the Company shall use its best efforts to cause, from and after the time that the Rights become exercisable, all securities reserved for such issuance to be listed on such exchange or quotation system upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts:

(i) as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event and a determination by the Company of the consideration to be delivered by the Company upon exercise of the Rights (including in accordance with Section 11(a)(iii) hereof) or, if so required by law, as soon as practicable following the Distribution Date (such date being the “Registration Date”), to file a registration statement on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the securities that may be acquired upon exercise of the Rights (the “Registration Statement”),

(ii) to cause the Registration Statement to become effective as soon as practicable after such filing,

(iii) to cause the Registration Statement to continue to be effective (and to include a prospectus complying with the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for the securities covered by the Registration Statement, and (B) the Expiration Date, and

(iv) to take as soon as practicable following the Registration Date such action as may be required to ensure that any acquisition of securities upon exercise of the Rights complies with any applicable state securities or “blue sky” laws.

The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days after the Registration Date, the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d) The Company shall take all such action as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of a Triggering Event, any other securities that may be delivered upon exercise of Rights) shall be, at the time of delivery of the certificates or depositary receipts for such securities (subject to payment of the Purchase Price), duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company shall pay any documentary, stamp or other tax or charge imposed in connection with the issuance or delivery of the Rights Certificates or of any Preferred Stock (or any other securities or assets, as the case may be) upon the exercise of Rights; provided, however, the Company shall not be required to pay any such tax or charge imposed in connection with the issuance or delivery of Units of Preferred Stock, or any certificates or depositary receipts for such Units of Preferred Stock (or, following the occurrence of a Triggering Event, any other securities, cash or assets, as the case may be) to any Person other than the registered holder of the Rights Certificates evidencing the Rights surrendered for exercise. The Company shall not be required to issue or deliver any certificates or depositary receipts for Units of Preferred Stock (or, following the occurrence of a Triggering Event, any other securities, cash or assets, as the case may be) to, or in a name other than that of, the registered holder upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

Section 10.        Preferred Stock Record Date. Each Person in whose name any certificate or depositary receipt for Units of Preferred Stock (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Units of Preferred Stock (or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was made;

provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or other securities) transfer books of the Company are open; further provided, however, that if delivery of Units of Preferred Stock (or other securities, as the case may be) is delayed pursuant to Section 9(c) hereof, such Persons shall be deemed to have become the record holders of such Units of Preferred Stock (or other securities) only when such Units (or other securities) first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to securities for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.        Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of securities purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding Preferred Stock, (C) combine or consolidate the outstanding Preferred Stock into a smaller number of shares, through a reverse stock split or otherwise, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided for herein, including this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of Preferred Stock or other capital stock, as the case may be, issuable on such date upon exercise of the Rights, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or other capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company were still open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) In the event any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, other than pursuant to any transaction set forth in Section 13(a) hereof, then, immediately upon the occurrence of such event (a “Section 11(a)(ii) Event”), each holder of a Right (except as otherwise provided herein, including Section 7(e) hereof) shall thereafter have the right to receive, upon exercise of such Right at the then-current Purchase Price in accordance with the terms of this Agreement, in lieu of the number of Units of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii)

Event (whether or not such Right was then exercisable), such number of Units of Preferred Stock as shall equal the result obtained by:

(A) multiplying the then-current Purchase Price by the number of Units of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (whether or not such Right was then exercisable) (such product thereafter being, for all purposes of this Agreement, other than Section 13 hereof, the “Purchase Price”), and

(B) dividing that product by 50% of the current market price (determined pursuant to Section 11(d) hereof) per Unit of Preferred Stock on the date of such first occurrence (such Units of Preferred Stock being the “Adjustment Shares”); provided, that the Purchase Price and the number of Units of Preferred Stock so receivable upon exercise of a Right shall, following the Section 11(a)(ii) Event, be subject to further adjustment as appropriate in accordance with this Section 11. From and after the occurrence of a Section 13 Event, any Rights that have not theretofore been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in connection with Section 13 and not pursuant to this Section 11(a)(ii).

(iii) The Company, by the vote of the Board of Directors, may at its option substitute for a Unit of Preferred Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii), shares of Company Common Stock or fractions thereof having a current market price (as determined by Section 11(d) hereof) equal to the current market price of a Unit of Preferred Stock on the date of the Section 11(a)(ii) Event. In the event that the number of shares of Preferred Stock (or, if the Company shall have determined to substitute shares of Company Common Stock for Units of Preferred Stock pursuant to the preceding sentence, Company Common Stock) which are authorized by the Company’s Restated Certificate of Incorporation, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall, to the extent permitted by applicable law:

(A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Purchase Price (such excess being the “Spread”), and

(B) with respect to each Right (other than Rights which have become void pursuant to Section 7(e)), make adequate provision to substitute, in whole or in part, for such Adjustment Shares, upon exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) shares of Company Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock (such other shares being “common stock equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value which, when added to the value of the Units of Preferred Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors, after receiving advice from a nationally recognized investment banking firm selected by the Board of Directors;

provided, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (such thirty day period, as it may be extended hereunder, being referred to herein as the “Substitution Period,” and the later of (x) and (y) being referred to herein as the “Section 11(a)(iii) Trigger Date”), then, subject to Section 24 hereof, the Company shall be obligated (to the extent permitted by applicable law) to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Units of Preferred Stock (to the extent available) and then, if necessary, shares (or fractions of shares, at the discretion of the Board of Directors) of Company Common Stock and cash, or a combination thereof, which Units of Preferred Stock, shares (or fractions of shares) of Company Common Stock and/or cash shall have an aggregate value equal to the Spread. If the Board of Directors determines in good faith that it is likely that sufficient additional shares of Preferred Stock or Company Common Stock could be authorized for issuance upon exercise in full of the Rights, then the Substitution Period may be extended to the extent necessary, but not more than ninety days after the Section 11(a)(iii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares.

To the extent that the Company determines that some action should be taken pursuant to the second and/or third sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. If any such suspension occurs, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at the time such suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of a Unit of Preferred Stock or share of Company Common Stock shall be the current market price (as determined pursuant to Section 11(d) hereof) per Unit of Preferred Stock or share of Company Common Stock, as the case may be, on the Section 11(a)(iii) Trigger Date and the value of any common stock equivalent shall be deemed to have the same value as a Unit of Preferred Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five calendar days after such record date) shares of Preferred Stock (or shares having substantially the same rights, privileges and preferences as shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the current market price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying:

(i) the Purchase Price in effect immediately prior to such record date, by

(ii) a fraction, (A) the numerator of which shall be the sum of the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and (B) the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible).

In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. Shares of Preferred Stock owned by or held for the account of the Company or any Subsidiary shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend paid out of funds legally available therefor), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying:

(i) the Purchase Price in effect immediately prior to such record date, by

(ii) a fraction, (A) the numerator of which shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes) of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights, options or warrants distributable in respect of a share of Preferred Stock and (B) the denominator of which shall be such current market price per share of Preferred Stock.

Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)(i) For the purpose of any computation hereunder, the “current market price” per share of Company Common Stock or Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such shares for the thirty consecutive Trading Days immediately prior to such date; provided, if prior to the expiration of such requisite thirty Trading Day period the issuer announces either (A) a dividend or distribution on such shares payable in such shares or securities convertible into such shares (other than the Rights), or (B) any subdivision, split, combination, consolidation, reverse stock split or reclassification of such shares, and the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, as the case may be, shall not have occurred prior to the commencement of the requisite thirty Trading Day period, then, and in each such case, the “current market price” shall be properly adjusted to take into account such event. The closing price for each day shall be:

(x) the last sale price, regular way, or, in the case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares are listed or admitted to trading, or

(y) if such shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (“Nasdaq”) or such other system then in use, or

(z) if on any such date such shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares selected by the Board of Directors in its sole discretion.

If on any such date no market maker is making a market in such shares, or if such shares are not publicly held or so listed or traded, “current market price” per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be conclusive for all purposes. The term “Trading Day” shall mean, if such shares are listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such shares are listed or admitted to trading is open for the transaction of business or, if such shares are not so listed or admitted, a Business Day.

(ii) For the purpose of any computation hereunder, the “current market price” per share of Preferred Stock shall be determined in the same manner as set forth for Company Common Stock in clause (i) of this Section 11(d) (other than the penultimate sentence thereof). If the current market price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “current market price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to (A) 1,000 (as such amount may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to Company Common Stock occurring after the date of this Agreement) multiplied by (B) the current market price per share of Company Common Stock. If neither Company Common Stock nor Preferred Stock is publicly held or so listed or traded, “current market price” per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the “current market price” of a Unit of Preferred Stock shall be equal to (A) the current market price of one share of Preferred Stock divided by (B) 1,000.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-thousandth of a share of Company Common Stock or Common Stock or other share or one one hundred-thousandth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) two years from the date of the transaction which mandates such adjustment and (ii) the Expiration Date.

(f) If, as a result of an adjustment made pursuant to Section 11(a)(ii) or 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units of Preferred Stock (or other securities or amount of cash or combination thereof) that may be acquired from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units of Preferred Stock (calculated to the nearest one ten-thousandth of a Unit) obtained by (i) multiplying (x) the number of Units of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights, in lieu of any adjustment in the number of Units of Preferred Stock that may be acquired upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Units of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing (x) the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the (y) Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten days later than the date of such public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of Units of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units of Preferred Stock which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the par or stated value, if any, of the number of Units of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the advice of its counsel, be necessary in order that the Company may validly and legally issue such fully paid and nonassessable number of Units of Preferred Stock or other shares at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of Units of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of Units of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the current market price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock, shall not be taxable to such holders or shall reduce the taxes payable by such holders.

(n) The Company shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a wholly owned Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a wholly owned Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its wholly owned Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if:

(x) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, or

(y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the Person which constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have distributed or otherwise transferred to its stockholders or other persons holding an equity interest in such Person Rights previously owned by such Person or any of its Affiliates and Associates.

(o) After the Distribution Date, the Company shall not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Company Common Stock payable in shares of Company Common Stock, (ii) subdivide the outstanding shares of Company Common Stock or (iii) combine the outstanding shares of Company Common Stock into a smaller number of shares, the number of Rights associated with each share of Company Common Stock then outstanding, or issued or delivered thereafter prior to the Distribution Date or in accordance with Section 22 hereof, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Company Common Stock following any such event shall equal the result obtained by multiplying:

(x) the number of Rights associated with each share of Company Common Stock immediately prior to such event, by

(y) a fraction, (A) the numerator of which shall be the total number of shares of Company Common Stock outstanding immediately prior to the occurrence of the event and (B) the denominator of which shall be the total number of shares of Company Common Stock outstanding immediately following the occurrence of such event.

Section 12.        Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Company Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Company Common Stock) in accordance with Section 26 hereof. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 13.        Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a) In the event that, following the first occurrence of a Section 11(a)(ii) Event, directly or indirectly, either:

(x) the Company shall consolidate with, or merge with and into, any other Person (other than a wholly owned Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger,

(y) any Person (other than a wholly owned Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Company Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) to any Person or Persons (other than the Company or any of its wholly owned Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), in one or more transactions, assets, cash flow or earning power aggregating 50% or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) (any such event being a “Section 13 Event”), then, and in each such case, proper provision shall be made so that:

(i) each holder of a Right (other than Rights which have become void as provided in Section 7(e) hereof) shall thereafter have the right to receive, upon the exercise thereof at the then-current Purchase Price, in accordance with this Agreement and in lieu of Units of Preferred Stock or shares of Company Common Stock, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party, which shares shall not be subject to any liens, encumbrances, rights of call or first refusal, transfer restrictions or other adverse claims, as shall be equal to the result obtained by:

(A) multiplying (x) the then-current Purchase Price by (y) the number of Units of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying (x) the number of such Units for which a Right was exercisable hereunder immediately prior to such first occurrence of a Section 11(a)(ii) Event by (y) the Purchase Price in effect immediately prior to such first occurrence), and

(B) dividing that product (which, following the first occurrence of a Section 13 Event, shall be the “Purchase Price” for all purposes of this Agreement) by 50% of the current market price (determined pursuant to Section 11(d) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event;

provided, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such Section 13 Event;

(ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement;

(iii) the term “Company” shall thereafter be deemed to refer to such Principal Party in all respects, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event;

(iv) such Principal Party shall take such steps (including, but not limited to, the authorization and reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions of this Agreement shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights;

(v) such Principal Party shall take such steps as may be necessary to ensure that, upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all of the assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the

Purchase Price, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had it, at the time of such transaction, owned the shares of Common Stock of the Principal Party purchasable upon the exercise of a Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property; and

(vi) the provisions of Section 11(a)(ii) hereof shall be of no further effect following the first occurrence of any Section 13 Event.

(b) “Principal Party” shall mean:

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, (A) the Person that is the issuer of any securities into which shares of Company Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate current market price (determined pursuant to Section 11(d) hereof) and (B) if no securities are so issued, the Person that is the other party to such merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate current market price (determined pursuant to Section 11(d) hereof); and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the largest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets, cash flow or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate current market price (determined pursuant to Section 11(d) hereof);

provided, that in any such case:

(1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month period registered under Section 12 of the Exchange Act (“Registered Common Stock”) or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person that has Registered Common Stock outstanding, “Principal Party” shall refer to such other Person;

(2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Common Stock outstanding, “Principal Party” shall refer to the ultimate parent entity of such first-mentioned Person;

(3) if such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever of such Persons is the issuer of the Registered Common Stock having the highest aggregate current market price (determined pursuant to Section 11(d) hereof); and

(4) if such Person is directly or indirectly controlled by more than one Person, and none of such other Persons have Registered Common Stock outstanding, “Principal Party” shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders equity or, if no such ultimate parent entity is a corporation, shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13, and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that the Principal Party, as soon as practicable after the date of such Section 13 Event, at its own expense, shall:

(i)(A) file on an appropriate form a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights, (B) use its best efforts to cause such registration statement to become effective as soon as practicable after filing and remain effective (and to include a prospectus complying with the requirements of the Securities Act) until the Expiration Date, and (C) take all such action as may be required to enable the Principal Party to issue the securities purchasable upon exercise of the Rights and to assure that any acquisition of such securities upon the exercise of the Rights complies with any applicable state securities or “blue sky” laws, including but not limited to the registration or qualification of such securities under all requisite securities and “blue sky” laws of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d) In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or common stock equivalents of such Principal Party at less than the then current market price per share (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or common stock equivalents of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13) or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13; then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

(e) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur, any Rights which theretofore have not been exercised pursuant to Section 11(a)(ii) shall thereafter be exercisable only in the manner and for the securities described in Section 13(a).

Section 14.        Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of issuing such fractional Rights, there shall be paid to the Persons to which such fractional Rights would otherwise be issuable an amount in cash equal to such fraction of the market value of a whole Right. For purposes of this Section 14(a), the market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be:

(x) the last sale price, regular way, or, in the case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or

(y) if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or

(z) if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors.

If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used and such determination shall be conclusive for all purposes.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock or, if a Right shall then be exercisable for a fraction other than one one-thousandth of a Preferred Stock, integral multiples of that fraction) upon exercise of the Rights or to distribute certificates which evidence such fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock or, if a Right shall then be exercisable for a fraction other than one one-thousandth of a Preferred Stock, integral multiples of that fraction); provided, that in lieu of fractions of shares of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock (or, if a Right shall then be exercisable for a fraction other than one one-thousandth of a Preferred Stock, integral multiples of that fraction), the Company may provide for the issuance of depositary receipts pursuant to Section 7(c) hereof. In lieu of such fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share (or, if a Right shall then be exercisable for a fraction other than one one-thousandth of a Preferred Stock, integral multiples of that fraction), the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the then current market price of a share of Preferred Stock on the day of exercise, determined in accordance with Section 11(d) hereof.

(c) The Company shall not be required to issue fractions of shares of Company Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Company Common Stock. In lieu of such fractional shares of Company Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Company Common Stock. For purposes of this Section 14(c), the current market value of one share of Company Common Stock shall be the closing price per share of Company Common Stock (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15.        Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of certificates representing shares of Company Common Stock); and any registered holder of a Rights Certificate (or, prior to the Distribution Date, of a certificate representing shares of Company Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of a certificate representing shares of Company Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate (or, prior to the Distribution Date, the associated certificate representing shares of Company Common Stock) in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16.        Agreement of Rights Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Company Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates duly executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Company Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Company Common Stock certificate made by any Person other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, none of the Company, the Rights Agent or the Board of Directors of the Company shall have any liability to any holder of a Right or any other Person as a result of the inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, the Company must use its best efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

Section 17.        Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of shares of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, except as provided in Section 25 hereof, to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof. This Section 17 shall also apply to holders, as such, of Rights prior to the issuance of Rights Certificates.

Section 18.        Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable out-of-pocket expenses, including reasonable fees and disbursements of its counsel, incurred in connection with the execution and administration of this Agreement and the exercise and performance of its duties hereunder. The Company shall indemnify the Rights Agent for, and hold it harmless against, any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement or the exercise or performance of its duties hereunder, including, without limitation, the reasonable costs and expenses of defending against a claim of liability hereunder.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Preferred Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to have been signed, executed and, where necessary, verified or acknowledged by the proper Person or Persons.

Section 19.        Merger or Consolidation or Change of Name of Rights Agent.

(a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stockholder services businesses of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.        Duties of Rights Agent. The Rights Agent undertakes to perform the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates (or, before the Distribution Date, the certificates of Company Common Stock), by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of current market price) be proved or established by the Company prior to taking or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be specified herein) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be responsible for the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or for the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy conditions contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or any other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Preferred Stock or any other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Rights Agent for the performance by the Rights Agent of its duties under this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken, or omitted to be taken by it in good faith in accordance with instructions of any such officer.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or have a pecuniary interest in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of its rights hereunder if the Rights Agent shall have reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed, not signed or indicates an affirmative response to clause 1 and/or 2 on the reverse side thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21.        Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty days’ prior notice in writing mailed to the Company and to each transfer agent for the Company Common Stock or Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty days’ prior notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent for the Company Common Stock or Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation or limited liability company organized and doing business under the laws of the United States or any state of the United States in good standing, shall be authorized under applicable laws to exercise corporate trust or stock transfer or stockholder service powers and shall be subject to supervision or examination by federal or state authorities and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a corporation or limited liability company described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Company Common Stock or Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent.

Section 22.        Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Purchase Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates.

In addition, in connection with the issuance or sale of shares by the Company of Company Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Company Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of any other securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.        Redemption and Termination.

(a) Subject to Section 31 hereof, the Company may, at its option, by action of the Board of Directors, at any time prior to the earlier of the Close of Business on (i) the tenth Business Day following the Stock Acquisition

Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth Business Day following the Record Date) and (ii) the Final Expiration Date, redeem all but not less than all of the then-outstanding Rights at a redemption price of $.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being the “Redemption Price”). The Company may, at its option, by action of the Board of Directors, pay the Redemption Price either in shares of Company Common Stock (based on the current market price, as defined in Section 11(d) hereof, of the shares of Company Common Stock at the time of redemption) or cash or any other form of consideration deemed appropriate by the Board of Directors and the redemption of the Rights shall be effective at such time and on the basis and with such conditions as the Board of Directors may in its sole discretion establish. Except for the obligation to pay the Redemption Price, the Board of Directors and the Company shall not have any liability to any Person as a result of the redemption of Rights under this Section 23. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption has expired.

(b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights as provided in Section 23(a) above (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give notice of such redemption to the Rights Agent and the holders of the then-outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Company Common Stock, provided, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(c) The Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights in accordance with this Agreement, and (ii) mailing payment of the Redemption Price to the registered holders of the Rights as their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Company Common Stock, and upon such action, all outstanding Rights and Rights Certificates shall be null and void without any further action by the Company.

(d) Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner, other than that specifically set forth in this Section 23 or in Section 24 hereof and other than in connection with the purchase or repurchase by any of them of Company Common Stock prior to the Distribution Date.

(e)(i) In the event the Company receives a Qualified Offer and the Board of Directors has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or set a date for a Special Meeting of shareholders (“Special Meeting”) by the end of the ninety (90) days following the commencement (or, if later, the first existence) of a Qualified Offer, for the purpose of voting on whether or not to exempt such Qualified Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least ten percent (10%) of the shares of Company Common Stock then outstanding (other than shares of Company Common Stock held by the offeror or its Affiliates and Associates) may submit to the Board of Directors, not earlier than ninety (90) nor later than one hundred and twenty (120) days following the commencement (or, if later, the first existence) of such Qualified Offer, a written notice complying with the terms of this Section 23(e) (the “Special Meeting Notice”) directing the Board of Directors to submit to a vote of shareholders at a Special Meeting a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the “Redemption Resolution”). For the purposes of a Special Meeting Notice, the record date for determining eligible holders of record of the Company Common Stock shall be the ninetieth (90th) day following commencement of a Qualified Offer.

(ii) In the event the Board of Directors receives such Special Meeting Notice, the Board of Directors shall take such actions as are necessary or desirable to cause the Redemption Resolution to be so submitted to a vote of shareholders within ninety (90) days following receipt of the Company of the Special Meeting Notice (the “Special Meeting Period”), by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that if the Company, at any time during the Special Meeting Period and prior to a vote on the Redemption Resolution, enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be canceled) if the Redemption Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement; provided, further, however, that in any 12-month period the Company shall not be required to submit more than one Redemption Resolution to a vote of shareholders with respect to Qualified Offers from any given potential Acquiring Person (including any of its Affiliates or Associates). The Board of Directors shall set a date for determining the shareholders of record entitled to notice of and to vote at the Special Meeting in accordance with the Company’s certificate of incorporation and by-laws (as each may be amended from time to time), and applicable law.

(iii) Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the shareholders of record executing the request (i) the name and address of such shareholders, as they appear on the Company’s books and records, (ii) the class and number of shares of Company Common Stock that are beneficially owned and owned of record by each of such shareholders, and (iii) in the case of shares of Company Common Stock beneficially owned by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such Beneficial Owner.

(iv) At the offeror’s request, the Company shall include in any proxy soliciting material prepared by it in connection with the Special Meeting proxy soliciting material submitted by the offeror and cleared by the Securities and Exchange Commission by the offeror; provided, however, that the offeror, by written agreement with the Company contained in or delivered with such request, shall have indemnified the Company against any and all liabilities resulting from any statements found to be defamatory, misstatements, misleading statements or omissions contained in or omitted from the offeror’s proxy soliciting materials and shall have agreed to pay the Company’s incremental costs incurred as a result of including such material in the Company’s proxy soliciting material. Subject to the requirements of applicable law, the Board of Directors may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its fiduciary duties. Notwithstanding anything to the contrary contained in this Agreement, if the Board of Directors determines that it is in the best interests of shareholders to seek an alternative transaction so as to obtain greater value for shareholders than that provided by any Qualified Offer, the Company shall be entitled to include information relating to such alternative transaction in the proxy soliciting material prepared by it in connection with the Special Meeting.

(v) In the event that (A) no Person has become an Acquiring Person prior to the redemption date referred to below in this sentence, (B) the Qualified Offer continues to be a Qualified Offer prior to the last day of the Special Meeting Period (the “Outside Meeting Date”) and (C) either (1) the Special Meeting is not held on or prior to the Outside Meeting Date, or (2) at the Special Meeting at which a quorum is present, the holders of at least a majority of the shares of Company Common Stock outstanding and entitled to vote as of the record date for the Special Meeting (excluding shares of Company Common Stock beneficially owned by the offeror or any of its Affiliates or Associates), shall vote in favor of the Redemption Resolution (and the results of the vote are certified as official by the appointed inspectors of election for the Special Meeting), then all of the Rights shall be deemed redeemed by such failure to hold the Special Meeting or as a result of such shareholder action, as the case may be, at the Redemption Price, or the Board of Directors shall take such other action as would prevent the existence of the Rights from interfering with the consummation of the Qualified Offer and any second step transaction contemplated thereby on the same terms, effective immediately prior to the consummation of the Qualified Offer, provided the Qualified Offer is consummated within sixty (60) days after either (x) the Close of Business on the tenth (10th) Business Day after the Outside Meeting Date if a Special Meeting is not held on or prior to such date or (y) if a Special Meeting is held on or prior to the Outside Meeting Date, as of the date on which the results of the vote on the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be.

(vi) Nothing in this subparagraph (e) shall be construed as limiting or prohibiting the Company or any offeror from proposing or engaging in any acquisition, disposition or other transfer of any securities of the Company, any merger or consolidation involving the Company, any sale or other transfer of assets of the Company, any liquidation, dissolution or winding-up of the Company, or any other business combination or other transaction, or any other action by the Company or such offeror; provided, however, that the holders of Rights shall have the rights set forth in this Agreement with respect to any such acquisition, disposition, transfer, merger, consolidation, sale, liquidation, dissolution, winding-up, business combination, transaction or action.

Section 24.        Exchange.

(a) The Company may, at its option, at any time after the first occurrence of a Section 11(a)(ii) Event, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to Section 7(e) hereof) for Units of Preferred Stock or shares of Company Common Stock, at the election of the Board of Directors (such Units of Preferred Stock or shares of Company Common Stock, as applicable, the “Exchange Securities”) at an exchange ratio of one Exchange Security per Right, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of shares of Company Common Stock aggregating 50% or more of the shares of Company Common Stock then outstanding. From and after the occurrence of a Section 13 Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). Any Exchange Securities issued at the direction of the Board of Directors in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or Preferred Stock (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the Exchange Securities so issued.

The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board of Directors) of the Exchange Securities issuable pursuant to the exchange, and all Persons entitled to receive Exchange Securities pursuant to the exchange shall be entitled to receive all or some (as designated by the Board of Directors) such Exchange Securities (and any dividends or distributions made thereon after the date on which such Exchange Securities are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 24(a), and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Exchange Securities equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly provide public notice of any such exchange; provided, that the failure to give or any defect in such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of Exchange Securities for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) In the event that the number of Exchange Securities that are authorized by the Company’s Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit any exchange of Rights as contemplated in accordance with this Section 24, then the Company, at the election of the Board of Directors, shall take all such action as may be necessary to authorize additional Exchange Securities for issuance upon exchange of the Rights.

(d) The Company shall not be required to issue fractions of Exchange Securities or to distribute certificates which evidence fractional Exchange Securities. In lieu of issuing fractional Exchange Securities, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exchanged as herein provided an amount in cash equal to the same fraction of the current market price (determined pursuant to Section 11(d) hereof) of one Exchange Security on the Trading Day immediately prior to the date of exchange pursuant to this Section 24. The Board of Directors and the Company shall not have any liability to any Person as a result of the exchange of Rights under the terms of this Section 24.

Section 25.        Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date:

(i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend paid out of funds legally available therefor),

(ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options,

(iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock),

(iv) to effect any consolidation or merger into or with any other Person (other than a wholly owned Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its wholly owned Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or

(v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier; provided, that no such notice shall be required pursuant to this Section 25, if any wholly owned Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets, cash flow or earnings power to, any other wholly owned Subsidiary of the Company.

(b) In case any Triggering Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) or Section 13 hereof, as the case may be, and (ii) all references in the preceding paragraph (a) to Preferred Stock shall be deemed thereafter to refer also to Company Common Stock and/or, if appropriate, other securities of the Company.

Section 26.        Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing and mailed or sent or delivered, if to the Company, at its address at:

Pinnacle Entertainment, Inc.

3980 Howard Hughes Parkway

Las Vegas, Nevada 89169

Attention: Corporate Secretary

and if to the Rights Agent, at its address at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attn: Corporate Trust Department

with copy (which shall not constitute notice) to:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attn: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Company Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.        Supplements and Amendments. Prior to the Distribution Date, the Company may, in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of certificates representing Rights or shares of Company Common Stock. From and after the Distribution Date, the Company may, in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order:

(i) to cure any ambiguity,

(ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, including without limitation any change to satisfy any applicable law, rule or regulation, including without limitation any trading regulation on any applicable exchange so as to allow trading of the Company’s securities thereon,

(iii) to shorten or lengthen any time period hereunder, or

(iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates

(other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) subject to Section 31 hereof, a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting or enhancing the rights of, and/or the benefits to, the holders of Rights (other than an Acquiring Person or an Associate or Affiliate of an Acquiring Person).

Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.

Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Company Common Stock.

Section 28.        Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.        Determinations and Actions by the Board of Directors, etc. Except as otherwise specifically provided herein, the Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (i) to interpret the provisions of this Agreement, and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination whether to redeem or not redeem the rights or to amend this Agreement and whether any proposed amendment adversely affects the interest of the holders of Rights Certificates). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors or any member thereof to any liability to the holders of the Rights.

Section 30.        Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Company Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Company Common Stock).

Section 31.        Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement and the Rights shall not then be redeemable, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board of Directors.

Section 32.        Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely in such State.

Section 33.        Counterparts. This Agreement may be executed (including by facsimile and PDF) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

Section 34.        Descriptive Headings. The headings contained in this Agreement are for descriptive purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 35.        Finding of Unsuitability. Notwithstanding anything to the contrary in this Agreement, any holder of Rights that is found to be unsuitable pursuant to the Company’s Restated Certificate of Incorporation shall have such Rights redeemed or shall dispose of such Rights in the manner set forth therein.

Section 36.        Book Entry. Reference in this Agreement to certificates for Company Common Stock includes, in the case of uncertificated shares, the balances indicated in the book-entry account system of the transfer agent for such stock, and any uncertificated shares of Company Common Stock will also represent the associated Right. Any legend required to be placed on any certificate for Company Common Stock may instead be included on any book-entry confirmation or notification to the holder of such stock.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first above written.

PINNACLE ENTERTAINMENT, INC.

By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, General Counsel and Secretary

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Isaac Kagan
Name:	ISAAC KAGAN
Title:	Vice President

[Signature Page to Rights Agreement]

EXHIBIT A

TO RIGHTS AGREEMENT

FORM OF RIGHTS CERTIFICATE

Certificate No.	Rights

NOT EXERCISABLE AFTER THE EXPIRATION DATE (AS DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW). THE RIGHTS ARE SUBJECT TO REDEMPTION OR EXCHANGE, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

Rights Certificate

PINNACLE ENTERTAINMENT, INC.

This certifies that                    , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms and conditions of the Rights Agreement dated as of November 6, 2014, as amended from time to time (the “Rights Agreement”) (terms defined therein being used herein with the same meaning unless otherwise defined herein), between Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as Rights Agent (which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Company at any time after the Distribution Date and prior to the Expiration Date, at the office of the Rights Agent, one one-thousandth of a fully paid and nonassessable share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the “Preferred Stock”), of the Company at the Purchase Price initially of $104 per one one-thousandth share of Preferred Stock (each such one one-thousandth of a share being a “Unit”), upon presentation and surrender of this Rights Certificate with the Election to Purchase and related certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number and kind of shares which may be purchased upon exercise thereof) and the Purchase Price per Unit set forth above, are the number and Purchase Price as of November 6, 2014, based on the Preferred Stock as constituted at such date.

Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person or (ii) under certain circumstances described in the Rights Agreement, a direct or indirect transferee of any such Acquiring Person, Associate or Affiliate, including a transferee of any person who, after such transfer, becomes an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the registered holder thereof to purchase capital stock of an entity other than the Company or receive common stock, cash or other assets, all as provided in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including a Triggering Event.

This Rights Certificate is subject to all of the terms and conditions of the Rights Agreement, which terms and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal office of the Rights Agent and are available from the Rights Agent upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company under certain circumstances at its option at a redemption price of $.001 per Right (as such amount may be adjusted pursuant to the Rights Agreement), at any time prior to the earlier of the Close of Business on (i) the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth Business Day following the Record Date) and (ii) the Final Expiration Date. In addition, subject to the provisions of the Rights Agreement, the Rights may be exchanged, in whole or in part, for Units of Preferred Stock or shares of the Common Stock of the Company. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Stock or of any other securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends of subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

Any holder of Rights that is found to be unsuitable pursuant to the Company’s Restated Certificate of Incorporation shall have such Rights redeemed or shall dispose of such Rights in the manner set forth therein.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company. Dated as of                  , 20

PINNACLE ENTERTAINMENT, INC.

By:
Name:
Title:	President

By:
Name:
Title:	Secretary

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as Rights Agent

By:
Name:
Title:

(Form of Reverse Side of Rights Certificate)

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                                  hereby sells, assigns and transfers unto:                                  (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                 Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ,

Signature

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes in (1) and (2) that:

(1) this Rights Certificate [            ] is [            ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it [            ] did [            ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,

Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by an approved eligible financial institution acceptable to the Rights Agent in its sole discretion or by a participant in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Program.

In the event the certification set forth above is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder desires to exercise

Rights represented by the Rights Certificate.)

To: PINNACLE ENTERTAINMENT, INC.

The undersigned hereby irrevocably elects to exercise                             Rights represented by this Rights Certificate to purchase the Units of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person or other property which may be issuable upon the exercise of the Rights) and requests that certificates for such Units (or such other securities) be issued in the name of and delivered to:                             (Please print name and address)                             (Please insert social security or other identifying number).

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:                                 (Please print name and address)                                      (Please insert social security or other identifying number).

Dated: ,

Signature

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes in (1) and (2) that:

(1) the Rights evidenced by this Rights Certificate [            ] are [            ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or an Associate thereof (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it [            ] did [            ] did not acquire the Rights evidenced by this Rights Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated: ,

Signature

Signature Guaranteed:

NOTICE

The signature in the foregoing Election to Purchase and Certificate must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by an approved eligible financial institution acceptable to the Rights Agent in its sole discretion or by a participant in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Program.

In the event the certification set forth above is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and the election to purchase will not be honored.

EXHIBIT B

TO RIGHTS AGREEMENT

UNDER CERTAIN CIRCUMSTANCES

SET FORTH IN THE RIGHTS AGREEMENT,

RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN

ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF

(AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT),

WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY

SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

On November 6, 2014, the Board of Directors of Pinnacle Entertainment, Inc. (the “Company”) authorized and declared a dividend of one right (“Right”) for each outstanding share of its Common Stock, par value $0.10 per share (the “Company Common Stock”), to stockholders of record at the close of business on November 17, 2014 (the “Record Date”), and authorized the issuance of one Right for each share of Company Common Stock issued by the Company (except as otherwise provided in the Rights Agreement, as defined below) between the Record Date and the Distribution Date (as defined below). Each Right entitles the registered holder, subject to the terms of the Rights Agreement (as defined below), to purchase from the Company one one-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock, par value $1.00 per share (the “Preferred Stock”), at a purchase price of $104 per Unit, subject to adjustment. The purchase price is payable by certified or bank check or money order payable to the order of the Rights Agent (as defined below). The description and terms of the Rights are set forth in a Rights Agreement between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”), dated as of November 6, 2014, as amended from time to time (the “Rights Agreement”).

The Rights Agreement and the Certificate of Designation for the Preferred Stock have been filed with the Securities and Exchange Commission as exhibits to a Registration Statement on Form 8-A dated November 6, 2014. Copies of the Rights Agreement and the Certificate of Designation are available free of charge from the Company. This summary description of the Rights Agreement, the Rights and the Preferred Stock does not purport to be complete and is qualified in its entirety by reference to all of the provisions of the Rights Agreement and the Certificate of Designation, including the definitions therein of certain terms, which Rights Agreement and Certificate of Designation are incorporated herein by reference.

The Rights Agreement

Certificates; Distribution Date. Initially, the Rights will attach to all certificates representing shares of outstanding Company Common Stock, and no separate Rights Certificates will be distributed. Subject to the provisions of the Rights Agreement, the Rights will separate from the Company Common Stock and the “Distribution Date” will occur upon the earlier of (i) ten business days following a public announcement (the date of such announcement being the “Stock Acquisition Date”) that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired or otherwise obtained beneficial ownership of 9.8% or more of the then-outstanding shares of Company Common Stock (or, if the tenth business day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), and (ii) ten business days (or such later date as may be determined by action of the Board of Directors) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person. Until the Distribution Date, (i) the Rights will be evidenced by Company Common Stock certificates and will be transferred with and only with such Company Common Stock certificates, (ii) new Company Common Stock certificates issued after the Record Date (also including shares distributed from Treasury) will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates representing outstanding Company Common Stock will also constitute the transfer of the Rights associated with the Company Common Stock represented by such certificates.

An “Acquiring Person” does not include certain persons specified in the Rights Agreement.

The Rights will expire on the earlier of (x) the Close of Business on the second anniversary hereof, and (y) the first Business Day following the date on which the Company effects a distribution to its holders of Common Stock of all of the outstanding shares of the wholly owned Subsidiary of the Company formed to effect the separation of the Company’s real estate into a separate publicly traded corporation. Under certain circumstances, as provided in the Rights Agreement, the exercisability of the Rights may be suspended.

Certain synthetic interests in securities created by derivative positions are treated as beneficial ownership of the number of shares of Company Common Stock equivalent to the economic exposure created by the derivative position. Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Agreement are excepted from such imputed beneficial ownership.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Company Common Stock as of the close of business on the Distribution Date (and to each initial holder of certain shares of Company Common Stock issued after the Distribution Date) and, thereafter, the separate Rights Certificates alone will represent the Rights.

Flip-In. If a person becomes an Acquiring Person, then each holder of a Right will thereafter have the right to receive, upon exercise, Units of Preferred Stock or, at the option of the Company, shares of Company Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. The exercise price is the purchase price multiplied by the number of Units of Preferred Stock issuable upon exercise of a Right prior to the event described in this paragraph. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof (or certain transferees of any thereof) will be null and void.

Flip-Over. If, at any time following the date that any person becomes an Acquiring Person, (i) the Company is acquired in a merger or other business combination transaction and the Company is not the surviving corporation, (ii) any person merges with the Company and all or part of the Company Common Stock is converted or exchanged for securities, cash or property of the Company or any other person or (iii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as described above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

Redemption. At any time prior to the earlier of the close of business on (i) the tenth business day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, on the close of business on the tenth business day following the Record Date) and (ii) the Final Expiration Date, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment in certain events) payable, at the election of the Board of Directors, in cash, shares of Company Common Stock or other consideration considered appropriate by the Board of Directors. Immediately upon the action of the Board of Directors ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

In addition, if a Qualified Offer (as described below) is made, the record holders of ten percent (10%) or more of the outstanding shares of Company Common Stock (other than shares held by the offeror and its affiliates and associates) may direct the Board of Directors to call a special meeting of the shareholders to consider a resolution authorizing a redemption of all of the Rights. If the special meeting is not held within ninety

(90) days after the date on which notice requiring that a meeting is called is delivered to the Company or if, at the special meeting, the holders of a majority of the shares of Company Common Stock outstanding (other than shares held by the offeror and its affiliates and associates) vote in favor of the redemption of the Rights, then the Rights shall be deemed redeemed or the Board of Directors shall take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualified Offer.

A Qualified Offer is an offer determined by a majority of the independent directors on the Board of Directors to be a fully financed (if such offer includes cash) offer for all outstanding shares of Company Common Stock that a nationally recognized investment banking firm does not deem to be either unfair or inadequate. A Qualified Offer is conditioned upon a minimum of at least a majority of the outstanding shares of Company Common Stock not held by the offeror (and its affiliates and associates) being tendered and not withdrawn, and a commitment to acquire all shares of Company Common Stock not tendered for the same consideration. The offeror must also commit to not reduce the offer consideration or otherwise change the terms of the offer. If the Qualified Offer includes non–cash consideration, such consideration must consist solely of freely tradable common stock of a publicly traded company, and the Board of Directors and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the offer is unfair or inadequate. Additionally, the issuance of such common stock must not require shareholder approval of the offeror, no other class of voting stock of the offeror may be outstanding and the offeror must meet certain other status requirements under federal securities laws. A Qualified Offer must remain open for at least one hundred twenty (120) days following commencement (subject to certain possible extensions if a special meeting is called).

Exchange. The Company may, at any time after there is an Acquiring Person, until the time specified in the Rights Agreement, exchange all or part of the then-outstanding and exercisable Rights (other than Rights that shall have become null and void) for Units of Preferred Stock or shares of Company Common Stock pursuant to a one-for-one exchange ratio, subject to adjustment.

No Stockholder Rights; Taxation. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units of Preferred Stock (or other consideration) or for common stock of the acquiring company or in the event of the redemption of Rights as set forth above.

Amendment. Any of the provisions of the Rights Agreement may be amended without the approval of the holders of the Rights or Company Common Stock at any time prior to the Distribution Date. After such date, the provisions of the Rights Agreement may be amended in order to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period under the Rights Agreement, or to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person); provided, that no amendment shall be made to lengthen (i) the time period governing redemption at such time as the Rights are not redeemable or (ii) any other time period unless such lengthening is for the purpose of protecting or enhancing the rights of, and/or the benefits to, the holders of Rights.

Description of Preferred Stock

The Units of Preferred Stock that may be acquired upon exercise of the Rights will be nonredeemable.

Each Unit of Preferred Stock will have a minimum preferential quarterly dividend of $0.01 per Unit or any higher per share dividend declared on the Company Common Stock.

In the event of liquidation, the holder of a Unit of Preferred Stock will receive a preferred liquidation payment equal to the greater of $1.00 per Unit and the per share amount paid in respect of a share of the Company Common Stock.

Each Unit of Preferred Stock will have one vote, voting together with the Company Common Stock.

In the event of any merger, consolidation or other transaction in which shares of Company Common Stock are exchanged, each Unit of Preferred Stock will be entitled to receive the per share amount paid in respect of each share of Company Common Stock.

The rights of holders of the Preferred Stock with respect to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.

The economic value of one Unit of Preferred Stock that may be acquired upon the exercise of each Right should approximate the economic value of one share of Company Common Stock.

EXHIBIT C

TO RIGHTS AGREEMENT

CERTIFICATE OF DESIGNATION

OF THE

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

PINNACLE ENTERTAINMENT, INC.

The undersigned officers of Pinnacle Entertainment, Inc., a Delaware corporation (the “Corporation”), DO HEREBY CERTIFY:

That, pursuant to the authority conferred upon the Board of Directors of the Corporation by the Restated Certificate of Incorporation of said Corporation, the said Board of Directors, by unanimous written consent in lieu of a meeting dated November 6, 2014, adopted the following resolution, which resolution remains in full force and effect on the date hereof, creating a series of Preferred Stock having a par value of $1.00 per share, designated as Series A Junior Participating Preferred Stock (the “Series A Junior Participating Preferred Stock”), out of the Corporation’s authorized shares of preferred stock of the par value of $1.00 per share (the “Preferred Stock”):

RESOLVED, that pursuant to the authority vested in the Board of Directors in accordance with the provisions of its Restated Certificate of Incorporation, the Board of Directors does hereby create, authorize and provide for 100,000 shares (such number of shares may be increased or decreased by resolution of the Board of Directors in accordance with the Company’s Restated Certificate of Incorporation) of its authorized Preferred Stock to be designated and issued as the “Series A Junior Participating Preferred Stock,” having the relative rights, preferences and limitations that are set forth as follows:

1.	Dividends and Distributions.

(a) Subject to the prior and superior rights of the holders of any shares of any other series of Preferred Stock or any other shares of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, each holder of one one-thousandth (1/1000) of a share (a “Unit”) of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, (i) quarterly dividends payable in cash on the last day of February, May, August and November in each year (each such date being a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a Unit of Series A Junior Participating Preferred Stock, in an amount per Unit (rounded to the nearest cent) equal to the greater of (A) $0.01 or (B) subject to the provision for adjustment hereinafter set forth, the aggregate per share amount of all cash dividends declared on shares of the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of a Unit of Series A Junior Participating Preferred Stock, and (ii) subject to the provision for adjustment hereinafter set forth, quarterly distributions (payable in kind) on each Quarterly Dividend Payment Date in an amount per Unit equal to the aggregate per share amount of all non-cash dividends or other distributions (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock, by reclassification or otherwise) declared on shares of Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of a Unit of Series A Junior Participating Preferred Stock. In the event that the Corporation shall at any time after November 6, 2014 (the “Rights Declaration Date”) (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount to which the holder of a Unit of Series A Junior Participating Preferred Stock was entitled immediately prior to such event under clause (i) (B) or clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction (y) the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and (z) the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on Units of Series A Junior Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the shares of Common Stock (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock, by reclassification or otherwise); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.01 per Unit on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and shall be cumulative on each outstanding Unit of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issuance of a Unit of Series A Junior Participating Preferred Stock, unless the date of issuance of such Unit is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such Unit shall begin to accrue from the date of issuance of such Unit, or unless the date of issuance is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Units of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on Units of Series A Junior Participating Preferred Stock in an amount less than the aggregate amount of all such dividends at the time accrued and payable on such Units shall be allocated pro rata on a Unit-by-Unit basis among all Units of Series A Junior Participating Preferred Stock at the time outstanding. The Board of Directors may fix a record date for the determination of holders of Units of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

2. Voting Rights. The holders of Units of Series A Junior Participating Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each Unit of Series A Junior Participating Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall, at any time after the Rights Declaration Date, (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the number of votes per Unit to which holders of Units of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction (y) the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and (z) the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in the Restated Certificate of Incorporation or the Bylaws of the Corporation or as required by law, the holders of Units of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

3.	Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on Units of Series A Junior Participating Preferred Stock as provided herein are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding Units of Series A Junior Participating Preferred Stock shall have been paid in full, the Corporation shall not:

(i)	declare or pay dividends on, or make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of junior stock;

(ii)	declare or pay dividends on, or make any other distributions on, any shares of parity stock, except dividends paid ratably on Units of Series A Junior Participating Preferred Stock and shares of all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of such Units and all such shares are then entitled;

(iii)	redeem or purchase or otherwise acquire for consideration shares of any parity stock, provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any junior stock; or

(iv)	redeem or purchase or otherwise acquire for consideration any Units of Series A Junior Participating Preferred Stock, or any shares of parity stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such Units and shares of parity stock upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series and classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation, unless the Corporation could, under paragraph (a) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

4. Reacquired Shares. Any Units of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such Units shall, upon their cancellation, become authorized but unissued shares (or fractions of shares) of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

5. Liquidation, Dissolution or Winding Up.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of junior stock, unless the holders of Units of Series A Junior Participating Preferred Stock shall have received, subject to adjustment as hereinafter provided in paragraph (b), the greater of either (A) $1.00 per Unit plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not earned or declared, to the date of such payment, or (B) the amount equal to the aggregate per share amount to be distributed to holders of shares of Common Stock, or (ii) to the holders of shares of parity stock, unless simultaneously therewith distributions are made ratably on Units of Series A Junior Participating Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of Units of Series A Junior Participating Preferred Stock are entitled under clause (i)(A) of this sentence and to which the holders of shares of such parity stock are entitled, in each case upon such liquidation, dissolution or winding up.

(b) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case the aggregate amount to which holders of Units of Series A Junior

Participating Preferred Stock were entitled immediately prior to such event pursuant to clause (i)(B) of paragraph (A) of this Section 5 shall be adjusted by multiplying such amount by a fraction (y) the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and (z) the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

6. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or converted into other stock or securities, cash and/or any other property, then in any such case Units of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged for or converted into an amount per Unit (subject to the provision for adjustment hereinafter set forth) equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, or (iii) combine outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the immediately preceding sentence with respect to the exchange or conversion of Units of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction (y) the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and (z) the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

7. Redemption. The Units of Series A Junior Participating Preferred Stock and shares of Series A Junior Participating Preferred Stock shall not be redeemable.

8. Ranking. The Units of Series A Junior Participating Preferred Stock and shares of Series A Preferred Stock shall rank junior to all other series of the Preferred Stock and to any other class of Preferred Stock that hereafter may be issued by the Corporation as to the payment of dividends and the distribution of assets, unless the terms of any such series or class shall provide otherwise.

9. Fractional Shares. The Series A Junior Participating Preferred Stock may be issued in Units or other fractions of a share, which Units or other fractions shall entitle the holder, in proportion to such holder’s Units or other fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

10. Amendment. At any time when any Units of Series A Junior Participating Preferred Stock are outstanding, neither the Restated Certificate of Incorporation of the Corporation nor this Certificate of Designation shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Units of Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding Units of Series A Junior Participating Preferred Stock, voting separately as a class.

11. Certain Definitions. As used in this resolution with respect to the Series A Junior Participating Preferred Stock, the following terms shall have the following meanings:

(a) The term “Common Stock” shall mean the class of stock designated as the common stock, par value $0.10 per share, of the Corporation at the date hereof or any other class of stock resulting from successive changes or reclassification of the common stock.

The term “junior stock” (i) as used in Section 3, shall mean the Common Stock and any other class or series of capital stock of the Corporation over which the Series A Junior Participating Preferred Stock has preference or priority as to dividends and (ii) as used in Section 5, shall mean the Common Stock and any other class or series of capital stock of the Corporation over which the Series A Junior Participating Preferred Stock has preference or priority in any liquidation, dissolution or winding up of the Corporation.

(b) The term “parity stock” (i) as used in Section 3, shall mean any class or series of capital stock of the Corporation hereafter authorized or issued ranking pari passu with the Series A Junior Participating Preferred Stock as to dividends and (ii) as used in Section 5, shall mean any class or series of capital stock of the Corporation ranking pari passu with the Series A Junior Participating Preferred Stock in any liquidation, dissolution or winding up.

IN WITNESS WHEREOF, Pinnacle Entertainment, Inc. has caused this Certificate of Designation to be signed by its Chief Executive Officer and its Secretary this November 6, 2014.

PINNACLE ENTERTAINMENT, INC.

By:
Name:
Title:

By:
Name:
Title:

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

PINNACLE ENTERTAINMENT, INC. ATTN: INVESTORS RELATIONS 3980 HOWARD HUGHES PARKWAY LAS VEGAS, NV 89169	VOTE BY INTERNET - www.proxyvote.com

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PINNACLE ENTERTAINMENT, INC.
The Board of Directors recommends you vote FOR all nominees and FOR Proposals 2, 3, 4, 5 and 6:
1.	Company Proposal: Election of Directors
	Nominees:	For	Against	Abstain
	1a. Charles L. Atwood	☐	☐	☐			For	Against	Abstain
	1b. Stephen C. Comer	☐	☐	☐	4.	Company Proposal: Approval of the Company’s 2015 Equity and Performance Incentive Plan	☐	☐	☐
	1c. Bruce A. Leslie	☐	☐	☐	5.	Company Proposal: Approval of the Charter Amendment	☐	☐	☐
	1d. James L. Martineau	☐	☐	☐	6.	Company Proposal: Ratification of the REIT Protection Rights Plan	☐	☐	☐
					The Board of Directors recommends a vote AGAINST the following proposals:
	1e. Desirée Rogers	☐	☐	☐	7.	Stockholder Proposal: Right of Stockholders to Approve Amendments for Spin-Off Entity Bylaws	☐	☐	☐
	1f. Anthony M. Sanfilippo	☐	☐	☐	8.	Stockholder Proposal: Right of Stockholders to Elect Directors by Majority Vote for Spin-Off Entity Bylaws	☐	☐	☐
	1g. Jaynie M. Studenmund	☐	☐	☐	9.	Stockholder Proposal: Right of Stockholders to Call Special Meeting for Spin-Off Entity Bylaws	☐	☐	☐
2.	Company Proposal: Advisory approval of the Company’s executive compensation	☐	☐	☐	10.	Stockholder Proposal: Right of Stockholders to Approve Stockholder Rights Plan for Spin-Off Entity Governing Documents	☐	☐	☐
3.	Company Proposal: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015	☐	☐	☐	11.	Stockholder Proposal: Right of Stockholders to Approve Opting into State Anti-Takeover Statutes for Spin-Off Entity Governing Documents	☐	☐	☐
For address changes/comments, mark here. (see reverse for instructions)				☐	12.	Stockholder Proposal: Recommendation regarding Charter Amendment	☐	☐	☐
Please indicate if you plan to attend this meeting.		☐ Yes	☐ No		13.	Stockholder Proposal: Recommendation regarding Bylaw Amendment	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

					NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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M83780-P61487

PINNACLE ENTERTAINMENT, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS MAY 19, 2015

The undersigned hereby appoints Anthony M. Sanfilippo, Carlos A. Ruisanchez and John A. Godfrey, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot and in their discretion upon such other matters as may properly come before the meeting, all of the shares of Common Stock of Pinnacle Entertainment, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Time, on Tuesday, May 19, 2015, at Pinnacle’s Corporate Offices, 3980 Howard Hughes Parkway, Las Vegas, Nevada, 89169, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS ON THE MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD, AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE